SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AB Sustainable International Thematic Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

AB FUNDS

66 Hudson Boulevard East, New York, New York 10001

Toll Free (800) 221-5672

June [ ], 2026

Dear Stockholders:

The Board of Directors/Trustees (each, a “Board” and, collectively, the “Boards”) of each investment company (each, a “Company” and, collectively, the “Companies”) listed in the accompanying Notice of Joint Meeting of Stockholders is pleased to invite you to the Joint Meeting of Stockholders (the “Meeting”) of the Companies and each fund organized as a series of one of the Companies (each, a “Fund” and, collectively with the Companies which do not offer separate series, the “Funds”) to be held on August 3, 2026. The accompanying Notice of Joint Meeting of Stockholders and the Proxy Statement present two proposals (each, a “Proposal” and, collectively, the “Proposals”) to be considered and voted on at the Meeting.

Your vote truly matters! No matter how many shares you own, your participation is important. Please take a moment to review the Proposals in the enclosed Proxy Statement.

At the Meeting, stockholders will be asked to consider and vote on two proposals. Under the first Proposal, stockholders will be asked to elect directors/trustees of the Companies. Under the second Proposal, stockholders of each Fund will be asked to approve a new investment advisory agreement with AllianceBernstein L.P., the investment adviser to the Funds (the “Adviser”). The approval of new advisory agreements is being proposed as a result of certain anticipated changes in the ownership of the Adviser in connection with a planned merger, which is described in more detail in the accompanying Proxy Statement. Your vote is necessary to ensure the Funds can continue to be managed by the Adviser without interruption. No changes to fees, portfolio management, or the services provided are expected.

Each Board has concluded that the Proposals are advisable and in the best interests of each of the Funds it oversees, and unanimously recommends that you vote “FOR” each of the Proposals that apply to each of those Funds in which you hold shares.

Your attendance at the Meeting is not necessary. Voting is easy – you can vote in one of five ways:

•	By Internet through the website listed on your Proxy Card(s);

•	By telephone by calling the toll-free number listed on your Proxy Card(s) and following the recorded instructions;

•	By mail by signing and dating your Proxy Card(s) and returning it in the postage paid envelope;

•	By voting at the virtual Meeting on August 3, 2026;

•	By live agent by calling the Funds’ proxy solicitor, Sodali & Co. toll free at (800) 311-1512.

If you have any questions or need assistance, please call (800) 311-1512. Thank you for taking the time to participate in this important process.

Sincerely,

Onur Erzan	Alexander Chaloff
President of AB Funds (excluding Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund)	President of Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund

QUESTIONS AND ANSWERS

Q.	WHY DID YOU SEND ME THIS BOOKLET?

A.	Stockholders are being asked to elect directors or trustees (each, a “Director” and, collectively, the “Directors”). In addition, stockholders of each Fund are being asked to approve a new investment advisory agreement, as discussed in more detail below. This booklet contains the Notice of Joint Meeting of Stockholders and the Proxy Statement that provides information you should review before voting on the proposals (each, a “Proposal” and, collectively, the “Proposals”) that will be presented at the Joint Meeting of Stockholders (the “Meeting”) of each investment company listed in the accompanying notice (each, a “Company” and, collectively, the “Companies”) and each fund organized as a series of the Company (each, a “Fund” and, collectively, the “Funds”). The term “Fund” also includes the standalone Companies (identified in the Notice of Joint Meeting of Stockholders), which do not offer separate series of shares representing interests in separate portfolios of securities.

You are receiving these proxy materials because you own shares of a Fund as of the close of business on June 12, 2026 (the “Record Date”) (we refer to the holders of shares as “stockholders”). As a stockholder, you have the right to vote on the Proposal(s) concerning your investment in a Fund, but only with respect to the Fund or Funds in which you owned shares as of the Record Date.

Q.	WHY AM I BEING ASKED TO ELECT MEMBERS OF THE BOARD?

A.	The members of the Board of Directors (each, a “Board” and, collectively, the “Boards”) serve as representatives of stockholders of the Fund or Funds they oversee and for which they serve as a Director. Members of the Board have an obligation to serve the best interests of those Funds. The Investment Company Act of 1940, as amended (the “1940 Act”), requires a majority of the Directors to have been elected by stockholders of the Funds for which they serve. If, due to retirements and other reasons, less than a majority of Directors serving have been elected by stockholders, then the Company must call a stockholder meeting to elect Directors. In addition, the 1940 Act also provides that the Board may fill vacancies occurring between stockholder meetings if immediately after filling such vacancy at least two-thirds of the Directors have been elected by stockholders.

Having all Directors elected by stockholders at this time permits the Board to fill vacancies in the future should it become necessary or desirable, subject to the requirements noted above. This would also provide the Board with the maximum flexibility to fill vacancies on the Board without the administrative burden and expense of calling a special meeting of stockholders.

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The nominees for each Board are Alexander Chaloff, R. Jay Gerken, Jeffrey R. Holland, Jeanette W. Loeb, John A. Lovito, Carol C. McMullen, Garry L. Moody, and Emilie D. Wrapp. All nominees are current members of the Board.

Additional information regarding each nominee and the Proposal is set forth in the enclosed Proxy Statement.

Q.	WHY AM I BEING ASKED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?

A.	As required by the 1940 Act, each Fund’s current investment advisory agreement with AllianceBernstein L.P. (the “Adviser”) automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the Adviser. This provision effectively requires a Fund’s stockholders to vote on a new investment advisory agreement if the Adviser experiences a direct or indirect transfer of a controlling block of its voting securities for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, Equitable Holdings, Inc. (“Equitable”), the holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corebridge Financial, Inc. (“Corebridge”), and various Corebridge subsidiaries, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company. It is anticipated that as a result of the merger, Equitable stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. This may constitute an indirect transfer of a “controlling block” of voting securities of the Adviser and an “assignment” causing a termination of each Fund’s current investment advisory agreement. To ensure continuation of the advisory services provided to each Fund, stockholders are being asked to approve a new investment advisory agreement.

The transaction is not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund, or the nature and quality of services provided by the Adviser.

Q.	WHO IS ASKING FOR MY VOTE?

A.	The Board of each Fund is asking you to vote at the Meeting on the Proposals applicable to that Fund. Details regarding the Proposals are set forth in the Proxy Statement. A summary of the Proposals is as follows:

•	The first Proposal is to consider and vote upon the election of Directors of each Company.

•	The second Proposal is to consider and vote upon the approval of a new investment advisory agreement for each Fund with the Adviser.

Each stockholder will be asked to vote on the Proposal(s) that applies to the Fund in which the stockholder holds shares.

Q.	HOW DO I VOTE MY SHARES?

A.	You can vote your shares online, by phone, or by mail. To vote online or by phone use the instructions and control numbers on your Proxy Card or Notice of Joint Meeting of Stockholders, as applicable. To vote by mail, complete, sign, and date your Proxy Card, then return it in the postage-paid envelope. If you have questions related to the Meeting or need help voting, contact Sodali & Co. at (800) 311-1512.

You can help reduce stockholder costs by voting promptly. Your vote is important, regardless of the number of shares that you own. Please read the enclosed materials and vote your shares.

Q.	WILL THE PROPOSED INVESTMENT ADVISORY AGREEMENTS AFFECT THE PORTFOLIO MANAGEMENT OR INVESTMENT STRATEGY OF ANY FUND?

A.	No. The investment objectives, principal investment strategies, investment processes and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreements with the Adviser. Further, there are no anticipated changes to the portfolio management team of any Fund in connection with the proposed agreements.

Q.	DO THE PROPOSED INVESTMENT ADVISORY AGREEMENTS DIFFER FROM THE CURRENT ADVISORY AGREEMENTS?

A.	No. The proposed new investment advisory agreements are identical in all material respects to the current investment advisory agreements, except with respect to the effective and termination dates. If the new agreements are approved and become effective, the Adviser will continue to provide advisory services to the Funds on the same terms and at the same contractual advisory fee rates as provided under the current investment advisory agreements, subject to any expense limitation. There is no anticipated change in the level, nature or quality of services provided to the Funds by the Adviser.

Q.	WHAT HAPPENS IF STOCKHOLDERS OF A FUND DO NOT APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT?

A.	If the stockholders of a Fund do not approve the proposed new investment advisory agreement of the Fund and no direct or indirect transfer of a controlling block of the Adviser’s voting securities occurs, the Adviser would continue to serve as adviser to the Fund under the current advisory agreement.

If the stockholders of a Fund do not approve the proposed new investment advisory agreement and a direct or indirect transfer of a controlling block of the Adviser’s voting securities occurs, the current investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for the Fund to provide for continuity of service. Under these circumstances, the Board would need to take appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days (which agreement has been approved by the Board, as discussed in the Proxy Statement).

If the stockholders of a Fund have not approved the proposed new investment advisory agreement by the expiration of the interim advisory agreement, the Board would need to consider other actions for the Fund, such as seeking approval of a new investment advisory agreement, liquidating the Fund, reorganizing the Fund with and into another investment company, or relying on other legal precedent or analysis in proceeding under the current agreement.

Q.	HOW DO THE BOARDS RECOMMEND I VOTE?

A.	Each Board recommends that you vote “FOR” each Proposal that applies to the Funds overseen by that Board.

Please note that each Board has considered the Proposals and is recommending and asking that you vote for the Proposals only with respect to the Fund or Funds that the Board oversees.

Q.	WHO IS ELIGIBLE TO VOTE?

A.	Stockholders of record of the Funds at the close of business on June 12, 2026 are entitled to vote at the Meeting or any postponement or adjournment of the Meeting. You will be entitled to vote only on the Proposals with respect to the Fund or Funds of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

Q.	WHAT ROLE DO THE BOARDS PLAY?

A.	The business and affairs of each Fund are overseen by that Fund’s Board. Each Director of a Fund has an obligation to act in what he or she believes to be the best interests of the Fund, including approving and recommending the Proposals in the Proxy Statement for that Fund. The background of each nominee for Director is described in the Proxy Statement.

Q.	WHY ARE THE PROPOSALS FOR MULTIPLE FUNDS IN ONE PROXY STATEMENT?

A.	Many stockholders own shares of multiple Funds. We have included the Proposals in one Proxy Statement to reduce costs and to avoid burdening stockholders with more than one Proxy Statement. Multiple Proxy Statements would consume more paper and increase printing and mailing costs. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible.

Q.	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

A.	The election of each nominee for Director requires the affirmative vote of a plurality of the votes cast in the election of Directors for each Company, assuming the presence of a quorum. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Director nominees are running unopposed, the Director nominees are expected to be elected as Directors, as all Director nominees who receive votes in favor will be elected, so long as a quorum is present. Stockholders of Funds that are series of a Company will vote together for the election of Directors of that Company, e.g., with each share of each Fund that is a series of that Company having one vote. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of votes on the Proposal.

The approval of a new investment advisory agreement for a Fund requires the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities as defined in the 1940 Act, which means the lesser of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The stockholders of each Fund vote separately on this Proposal. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal.

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Q.	WHAT IF THE PROPOSALS DO NOT RECEIVE SUFFICIENT VOTES BY THE TIME OF THE MEETING?

A.	If there are not sufficient votes by stockholders of a Fund to approve the Proposals by the time of the Meeting, the Meeting for the Fund is expected to be postponed or adjourned to permit further solicitation of proxy votes. If the Proposals are not approved at any final adjournment of such Meeting, the Board will consider what action, if any, would be in the best interests of the stockholders, which could include one of the actions noted above.

Q.	HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?

A.	Please follow the instructions included on the enclosed Proxy Card or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Meeting of Stockholders to be Held on August 3, 2026. If you have questions related to the Meeting or need help voting, contact Sodali & Co. at (800) 311-1512.

Q.	WHAT IF I WANT TO REVOKE MY PROXY?

A.	You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of a Fund at 66 Hudson Boulevard East, New York, New York 10001, (ii) by authorizing a later-dated proxy (either by signing and submitting another Proxy Card or by calling (800) 311-1512) or (iii) by voting at the virtual Meeting. Please note that attendance at the Meeting without voting will not be sufficient to revoke a previously authorized proxy. If you hold your shares through an intermediary, such as a bank or broker, and would like to change your voting instructions, please follow the instructions provided to you by your intermediary.

Q.	WHO WILL COVER THE COSTS OF THIS PROXY SOLICITATION?

A.	It is expected that the Adviser will bear the proxy solicitation costs, including the printing and mailing of proxy materials, as well as the legal expenses of counsel relating thereto.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.	Please call (800) 311-1512 if you have questions.

AB Active ETFs, Inc.

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

The AB Portfolios

Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

AB Multi-Manager Alternative Fund

66 Hudson Boulevard East, New York, New York 10001

Toll Free (800) 221-5672

NOTICE OF JOINT MEETING OF STOCKHOLDERS

SCHEDULED FOR AUGUST 3, 2026

To the Stockholders of the Funds:

Notice is hereby given that a Joint Meeting of Stockholders (the “Meeting”) of the investment companies (“Companies”) listed above and, as applicable, each fund organized as a series of the Companies (each, a “Fund”, and, collectively, the “Funds”) will be held on August 3, 2026, at 3:00 p.m., Eastern Time. The term

1

“Fund” also includes the standalone Companies (identified below), which do not offer separate series of shares representing interests in separate portfolios of securities. Each of the Companies is a Maryland corporation, with the exception of AB Corporate Shares, AB Municipal Income Fund II, AB Trust, and The AB Portfolios, each of which is a Massachusetts business trust (collectively, the “Massachusetts Funds”), and AB Multi-Manager Alternative Fund, which is a Delaware statutory trust. The Meeting is designated as (i) the “Annual” stockholder meeting for all AB Funds (as defined in the Proxy Statement), except for the Massachusetts Funds and AMMAF, and (ii) a “Special” stockholder meeting for the Massachusetts Funds and AMMAF.

The Meeting will be held to consider and vote on the following proposals (the “Proposals”), which are more fully described in the accompanying Proxy Statement dated June [ ], 2026:

1.	To consider and vote upon the election of directors or trustees (each, a “Director” and collectively, the “Directors”) for each Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

2.	To consider and vote upon the approval of a new investment advisory agreement for each Fund with AllianceBernstein L.P.

3.	For those Funds for which the Meeting is designated as the Annual Meeting, to transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

Except as noted in Proposal 3 set forth above, only the business set forth in this Notice of Joint Meeting of Stockholders may be brought before the Meeting with respect to the Funds.

The Boards recommend that stockholders vote “FOR” each Proposal. The enclosed proxy for each Fund is being solicited on behalf of the Board of Directors/Trustees of that Fund.

The Meeting will be held in a virtual meeting format only, which will be conducted online. Stockholders may attend and vote at the virtual Meeting by following the instructions included in the accompanying Proxy Statement.

2

Any stockholder of record of a Fund at the close of business on June 12, 2026 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The Proxy Statement and accompanying materials, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Meeting of Stockholders to be Held on August 3, 2026 (the “Notice of Internet Availability of Proxy Materials”), are being mailed to stockholders on or about June 24, 2026.

By Order of the Boards of Directors/Trustees,

Nancy E. Hay Secretary

New York, New York

June [ ], 2026

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YOUR VOTE IS IMPORTANT

If you received a Proxy Card in the mail, please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize proxies to cast your vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed Proxy Card or on the Notice of Internet Availability of Proxy Materials. Your vote is very important no matter how many shares you own. Please mark and mail or otherwise authorize your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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PROXY STATEMENT

JOINT MEETING OF STOCKHOLDERS

AUGUST 3, 2026

AB Active ETFs, Inc. (“AB ETFs”)

-   AB California Intermediate Municipal ETF

-   AB Conservative Buffer ETF

-   AB Core Bond ETF

-   AB Core Plus Bond ETF

-   AB Corporate Bond ETF

-   AB Disruptors ETF

-   AB Emerging Markets Opportunities ETF

-   AB High Yield ETF

-   AB International Buffer ETF

-   AB International Low Volatility Equity ETF

-   AB International Growth ETF

-   AB Moderate Buffer ETF

-   AB New York Intermediate Municipal ETF

-   AB Short Duration High Yield ETF

-   AB Short Duration Income ETF

-   AB Tax-Aware Intermediate Municipal ETF

-   AB Tax-Aware Long Municipal ETF

-   AB Tax-Aware Short Duration Municipal ETF

-   AB US Equity ETF

-   AB US High Dividend ETF

-   AB US Large Cap Strategic Equities ETF

-   AB US Low Volatility Equity ETF

-   AB Ultra Short Income ETF

AB Bond Fund, Inc. (“ABF”)

-   AB All Market Real Return Portfolio

-   AB Bond Inflation Strategy

-   AB Income Fund

-   AB Municipal Bond Inflation Strategy

-   AB Sustainable Thematic Credit Portfolio

-   AB Tax-Aware Fixed Income Opportunities Portfolio

AB Cap Fund, Inc. (“ACF”)

-   AB All China Equity Portfolio

-   AB Concentrated Growth Fund

-   AB Emerging Markets Multi-Asset Portfolio

-   AB Global Core Equity Portfolio

-   AB International Growth Portfolio

-   AB Mid Cap Value Portfolio

-   AB Select US Equity Portfolio

-   AB Select US Long/Short Portfolio

-   AB Small Cap Growth Portfolio

-   AB Small Cap Value Portfolio

AB Core Opportunities Fund, Inc. (“ACOF”)

AB Corporate Shares (“ACS”)

-   AB Corporate Income Shares

-   AB Impact Municipal Income Shares

-   AB Municipal Income Shares

-   AB Municipal Income Shares C

-   AB Municipal Income Shares N

-   AB Taxable Multi-Sector Income Shares

AB Discovery Growth Fund, Inc. (“ADGF”)

AB Equity Income Fund, Inc. (“AEIF”) 1

AB Fixed-Income Shares, Inc. (“AFIS”)

-   AB Government Money Market Portfolio

AB Global Bond Fund, Inc. (“AGBF”)

AB Global Risk Allocation Fund, Inc. (“AGRAF”)

AB High Income Fund, Inc. (“AHIF”)

AB Institutional Funds, Inc. (“AInstF”)

-   AB Global Real Estate Investment Fund II

AB Large Cap Growth Fund, Inc. (“ALCGF”)

AB Municipal Income Fund, Inc. (“AMIF”)

-   AB California Portfolio

-   AB High Income Municipal Portfolio

-   AB National Portfolio

-   AB New York Portfolio

AB Municipal Income Fund II (“AMIF II”)

-   AB Massachusetts Portfolio

-   AB Virginia Portfolio

AB Relative Value Fund, Inc. (“ARVF”)

AB Sustainable Global Thematic Fund, Inc. (“ASGTF”)

AB Sustainable International Thematic Fund, Inc. (“ASITF”)

AB Trust (“ABT”)

-   AB Discovery Value Fund

-   AB International Value Fund

-   AB Large Cap Value Fund

The AB Portfolios (“TAP”)

-   AB All Market Total Return Portfolio

-   AB Growth Fund

-   AB Tax-Managed Wealth Appreciation Strategy

-   AB Wealth Appreciation Strategy

Bernstein Fund, Inc. (“Bernstein”)

-   International Strategic Equities Portfolio

-   International Small Cap Portfolio

-   Small Cap Core Portfolio

Sanford C. Bernstein Fund, Inc. (“SCB”)

-   AB Core Bond Portfolio

-   Diversified Municipal Portfolio

-   Overlay A Portfolio

-   Overlay B Portfolio

-   Tax-Aware Overlay A Portfolio

-   Tax-Aware Overlay B Portfolio

AB Multi-Manager Alternative Fund (“AMMAF”)

(collectively, the “AB Funds”)

AB ETFs, ABF, ACF, ACOF, ACS, ADGF, AEIF, AFIS, AGBF, AGRAF, AHIF, AInstF, ALCGF, AMIF, AMIF II, ARVF, ASGTF, ASITF, ABT, TAP, Bernstein, SCB and AMMAF are each a “Company.” ACOF, ADGF, AEIF, AGBF, AGRAF, AHIF, ALCGF, ARVF, ASGTF, ASITF and AMMAF are each also a standalone Company, which do not offer separate series of shares representing interests in separate portfolios of securities. Each of the Companies is a Maryland corporation, with the exception of ACS, AMIF II, ABT, and TAP, each of which is a Massachusetts business trust (collectively, the “Massachusetts Funds”), and AMMAF, which is a Delaware statutory trust.

66 Hudson Boulevard East

New York, New York 10001

INTRODUCTION

This is a combined Proxy Statement for the funds listed above (each, a “Fund” and collectively, the “Funds”). The term “Fund” also includes the standalone Companies, which do not offer separate series of shares representing interests in separate portfolios of securities. Each of the Boards of Directors/Trustees (each, a “Board” and, collectively, the “Boards”) is soliciting proxies for a Joint Meeting of Stockholders of the Funds (the “Meeting”) to consider and vote on the proposals (each, a “Proposal” and, collectively, the “Proposals”) that are being recommended by the Board for the Fund or Funds that it oversees. We refer to directors or trustees as, individually, a “Director” or, collectively, the “Directors” for the purposes of this Proxy Statement.

The Funds are sending you this Proxy Statement to ask for your vote on the Proposals. The Meeting will be held on August 3, 2026 at 3:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast. You will be able to attend and participate in the Meeting online. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. There is no physical location for the Meeting.

The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. It is expected that AllianceBernstein L.P. (the “Adviser”) will bear the proxy solicitation costs, including the printing and mailing of proxy materials, as well as the legal expenses of counsel relating thereto. Stockholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about June 24, 2026, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Meeting of Stockholders to be Held on August 3, 2026 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about June 24, 2026.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Sodali & Co., the Funds’ tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to sfs-meetinginfo@sodali.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Thursday, July 30, 2026. You will receive a confirmation email from sfs-meetinginfo@sodali.com of your registration and instructions that will allow you to vote at the Meeting. Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call Sodali & Co. at (800) 311-1512.

Any stockholder or shareholder (each, a “stockholder” and, collectively, together, the “stockholders”) who owned shares of a Fund at the close of business on June 12, 2026 (the “Record Date”) is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Appendix A sets forth the number of shares of each Fund issued and outstanding as of the Record Date. The Meeting is designated as (i) the “Annual” stockholder meeting for all AB Funds, except the Massachusetts Funds and AMMAF, and (ii) a “Special” stockholder meeting for the Massachusetts Funds and AMMAF.

Whether or not you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

As permitted by law, a Fund may deliver one copy of this Proxy Statement to such Fund’s stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the stockholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Mutual Fund Legal at AllianceBernstein L.P., 66 Hudson Boulevard East, New York, New York 10001. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders of a Fund wishing to receive separate copies of the Fund’s stockholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Important Notice Regarding Availability of Proxy Materials for the Joint Meeting of Stockholders to be Held on Monday, August 3, 2026. This Proxy Statement is available on the Internet at https://www.alliancebernstein.com/corporate/en/corporate-responsibility/corporate-governance/proxy-voting/mutual-fund-proxy-statements.html or at https://proxyvotinginfo.com/p/
alliancebernstein2026.

PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Meeting, stockholders of each Company will vote on the election of Directors of their Company. Unless otherwise noted herein, each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

The individuals identified below have been nominated for election as Directors of the Companies. All nominees are current members of the Board.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that fund directors must be elected by the holders of outstanding securities of a fund, with the exception that vacancies occurring between meetings may be filled in any otherwise legal manner so long as, immediately after a vacancy is filled, at least two-thirds of the directors were elected by security holders. In order to provide the Boards with the maximum flexibility to fill vacancies on the Board without the administrative burden and expense of calling a special meeting of stockholders, the Board of each Company believes it is appropriate for all Director nominees to be submitted to stockholders for election.

Each nominee was recommended for nomination by the Fund’s Governance and Nominating Committee. The Committee, which, among other things, considers recommendations on nominations for Directors, reviewed the qualifications, experience, and background of the nominees. Based upon this review, the Committee recommended each nominee to the respective Board as a candidate for nomination as a Director. At meetings of Directors held on May 5-7, 2026, after discussion and further consideration of the matter, the Directors voted to nominate the nominees for election by stockholders.

Unless contrary instructions are received, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Directors.

Independent Director Nominees:

R. Jay Gerken

Jeffrey R. Holland

Jeanette W. Loeb

John A. Lovito

Carol C. McMullen

Garry L. Moody

Emilie D. Wrapp

Interested Director Nominee:

Alexander Chaloff

Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may determine, in its sole and absolute discretion.

Certain information concerning the nominees for Director is set forth below (nominees are referred to as Directors in the charts below).

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR***	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Garry L. Moody,# Chair of the Board 74 (2007)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds, excluding SCB, Bernstein and AMMAF, and Chairman of the Independent Directors Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, since January 2023; he has served as a director or trustee of the AB Funds, excluding SCB, Bernstein and AMMAF, since 2008, and served as Chairman of the Audit Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, from	91	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR***	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.

R. Jay Gerken,# 75 (2025)	Private Investor since prior to 2021. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB and Bernstein Board and the AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of SCB and Bernstein since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of SCB and Bernstein from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	Associated Banc-Corp

Jeffrey R. Holland,# 60 (2025)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of SCB, Bernstein and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR***	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Jeanette W. Loeb,# 73 (2020)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds, excluding SCB, Bernstein and AMMAF, since April 2020 and has served as Chair of the Governance and Nominating Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.	91	None

John A. Lovito,# 61	Private Investor since 2025. Formerly, Co-Chief Investment Officer Global Fixed Income/SVP at American Century Investments (2009-2025) where he held a number of senior positions including as a member of the Investment Oversight Committee, Product and Markets Committee and Extended Management Committee; Managing Director at Neuberger Berman (2001-2008) where he was a member of the Investment Committee and lead portfolio manager for Global and International Strategies; and Portfolio Manager at Brown Brothers Harriman (1986-2001); He has served as a director or trustee of the AB Funds Complex since June 1, 2026.	91	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR***	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Carol C. McMullen,# 70 (2016)	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025. Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds, excluding SCB, Bernstein and AMMAF, since June 2016, and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.	91	None

Emilie D. Wrapp,# 70 (2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser+ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund &	91	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR***	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	Retail Legal of the Adviser+; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2021 until June 2023. She served as a member of the Advisory Board to the AB Funds, excluding SCB, Bernstein and AMMAF, from January 2024 to December 2024 (to May 2025 with respect to AllianceBernstein National Municipal Income Fund (“ANMIF”) and AllianceBernstein Global High Income Fund (“AGHIF”)). She served as a director or trustee of all AB Funds, excluding ANMIF and AGHIF, since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.

INTERESTED DIRECTOR

Alexander Chaloff,++ 54 (2025)	Senior Vice President of the Adviser+, with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of SCB, Bernstein and AMMAF since April 2023. He has served as a director or trustee of all AB Funds, excluding ANMIF and AGHIF, since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.	91	None

*	The address for the Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 28th Floor, New York, New York 10001.

**	There is no stated term of office for the Funds’ Directors.

***	This is the total number of separate portfolios that a nominee for election as director would oversee if he or she were elected. The term “AB Funds Complex” refers to the AB Funds, AB Variable Products Series Fund, Inc. and ANMIF and AGHIF, two closed-end investment companies sponsored and advised by the Adviser that are not covered by this Proxy Statement.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	The Adviser is an affiliate of the Fund.

++	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of his affiliation with the Adviser.

The business and affairs of each Fund are overseen by the Fund’s Board. Directors who are not “interested persons” of a Fund, as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of a Fund are referred to as “Interested Directors”. Certain information concerning each Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of each Fund’s Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that each Board believes contributes to good governance for the applicable Funds. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

Each Fund’s Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing each Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each current Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In evaluating the Directors, each Board considered, among other things, that: Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of SCB, Bernstein and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of SCB and Bernstein Board and AMMAF Board from July 2023 to December 2024 and served as Chair of the Audit Committees of SCB and Bernstein from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of SCB, Bernstein and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Mr. Lovito has extensive investment management experience having served as Co-Chief Investment Officer of Global Fixed Income of a large investment management firm where he was also Co-Chair of the Global Fixed Income Investment Committee and a member of the firm’s Investment Oversight, Product and Markets and Expanded Management Committees; he also served as a portfolio manager at multiple investment management firms; Ms. McMullen has experience in talent management for a global technology consulting firm, served on the advi-

sory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank, and has served as Chair of the Audit Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, from 2008 to February 2023, served as Chairman of the AB Funds, excluding SCB, Bernstein and AMMAF, and the Independent Directors Committees of the AB Funds, excluding SCB, Bernstein and AMMAF, in 2023 and 2024, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and as Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI, Chief Legal Officer and Secretary of the AB Funds, excluding SCB, Bernstein and AMMAF, and other registered investment companies advised by the Adviser, and has had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds, excluding SCB, Bernstein and AMMAF, from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director, if elected, any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on any Director as a member of a Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Board is responsible for oversight of the management of the applicable Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the applicable Fund’s other service providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. Each Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of each Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by each Board and its Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors a Fund’s ability to manage risk is subject to substantial limitations.

Board Committees. Each Fund’s Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The number of meetings held by each of these committees during each Fund’s respective fiscal year is set forth in Appendix B. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist each Board in its oversight of each Fund’s accounting and financial reporting policies and practices.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. Each Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists each Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of each Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund’s current Board members, officers, the Adviser, stockholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Company’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. If the Funds did not hold an annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance and Nominating Committee or the Boards to be reasonably calculated to inform stockholders.

Stockholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an “interested person” of the Company (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the stockholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. “Associated person of the stockholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

The Governance and Nominating Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that each Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements.

During each Fund’s fiscal year ended 2025 and 2026, as applicable, each Director attended at least 75% of all meetings of the Board of Directors and of each committee of the Board of Directors on which the Director served (during the period for which the Director served as a Director or committee member), with the exception of Mr. Chaloff, who attended less than 75% of the Board meetings, and Mr. Lovito, who was appointed as a Director of the Companies effective June 1, 2026.

The Boards have adopted a process for stockholders to send communications to the Board of their Fund. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund’s principal office at the address listed in the Notice of Joint Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Other Information

Additional information on Proposal One, including information on the principal officers of the Funds, nominee ownership of Fund shares and Board compensation, is included in Appendix C (Additional Information on Proposal One) and Appendix D (Independent Registered Public Accounting Firm).

The Board of each Company unanimously recommends that the stockholders vote “FOR” each of the nominees to serve as a Director of the applicable Company. The election of each nominee requires the affirmative vote of a plurality of the votes cast for each Company.

PROPOSAL TWO:

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Background

On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), the owner of the Adviser, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), and various Corebridge subsidiaries. Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company (“HoldCo”). Equitable is the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. Equitable also holds 68% of the outstanding partnership interests of the Adviser.

At the effective time of the merger, each issued and outstanding share of Equitable and Corebridge common stock, outstanding performance share units granted under any Equitable stock plan and preferred stock will be converted into, and become exchangeable for, newly created corresponding shares of HoldCo common stock or preferred stock with substantially identical powers, preferences, privileges and rights as the previously issued Equitable or Corebridge common or preferred stock. Upon closing, current Equitable stockholders will own approximately 49% of HoldCo and current Corebridge stockholders will own approximately 51% of HoldCo. HoldCo will be the indirect parent of AllianceBernstein Corporation and will hold 68% of the outstanding partnership interests of the Adviser.

Currently, the Adviser and its affiliates do not anticipate that the merger will have a material impact on the Adviser or any affiliate of the Adviser providing services to the Funds. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the merger.

Completion of the merger is subject to certain regulatory approvals and other conditions. This planned merger gives rise to the proposal to approve new advisory agreements.

The Funds are subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement with a registered investment company such as a Fund, must terminate automatically upon its “assignment,” which includes any direct or indirect transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

Whether a particular transaction results in a Change of Control Event depends on the facts and circumstances of the transaction. Section 2(a)(9) of the 1940 Act defines the term “control” as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Section 2(a)(9) also creates certain rebuttable presumptions concerning “control” based on the ownership of a company’s voting securities. A “person” (defined to include individuals as well as companies) is presumed to “control” a company if the person beneficially owns more than 25% of the company’s voting securities, and is presumed not to control a company if the person beneficially owns 25% or less of the company’s voting securities “unless control actually exists in fact”. Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power which includes the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power which includes the power to dispose, or to direct the disposition of” the ownership interest. Using these definitions, any transaction that results in a person who is not a presumptive control person of an adviser to a registered fund becoming a presumptive control person of that adviser, or results in a person who was a presumptive control person of such adviser becoming a presumptive non-control person, constitutes an assignment of the advisory contract with the registered fund and results in its immediate termination. When that occurs the assignment and the automatic termination provision of the advisory agreements is triggered. An automatic termination of the advisory agreements gives rise to the need for a stockholder vote to approve new advisory agreements with the Adviser reflecting its new ownership structure following the closing of the merger transaction.

It is anticipated that the closing of the transaction contemplated by the Merger Agreement may be deemed a Change of Control Event resulting in the automatic termination of the existing investment advisory agreements (“Current Agreements”) of the Funds. In order to ensure that the existing investment advisory services can continue uninterrupted following the transaction, the Boards have approved new investment advisory agreements with the Adviser, in connection with the Merger Agreement. Stockholders are being asked to approve the new investment advisory agreements with the Adviser approved by the Boards (collectively, such new advisory agreements, the “Proposed Agreements”), which would, if approved by stockholders, be effective upon the later of such approval and the Change of Control Event. These agreements are described under the heading “Description of the Proposed Agreements” below.

The Adviser anticipates compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Boards currently satisfy the 75% requirement of Section 15(f) and are expected to do so at the time of the merger transaction, and the Adviser has represented to the Boards that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as this requirement of Section 15(f) applies.

Discussion

At the Meeting, stockholders of each Fund will be asked to consider and vote to approve a Proposed Agreement to ensure that existing investment advisory services can continue uninterrupted following the closing of the transaction contemplated by the Merger Agreement. A general description of each Proposed Agreement is included below.

As discussed above in the section entitled “Background,” the closing of the transaction contemplated by the Merger Agreement may result in a Change of Control Event, which would result in the automatic termination of the advisory agreement for each Fund with the Adviser.

At in-person Board meetings (the “Board Meeting”) held on May 5-7, 2026, the Adviser presented its recommendation that each Board consider and approve the Proposed Agreements. Each Board approved the Proposed Agreement for that Fund or Funds it oversees and recommended that stockholders of those Funds vote to approve the Proposed Agreements at the Meeting. The factors that the Board considered in approving the Proposed Agreements are set forth below under “Board Consideration of the Proposed Agreements” and in appendices to this Proxy Statement. Accordingly, the Board of each Fund recommended approval of the Proposed Agreement by stockholders of that Fund, as discussed in this Proxy Statement.

The Adviser

The Adviser is a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, Tennessee 37203. The Adviser is a leading global investment adviser supervising client accounts with assets as of March 31, 2026 totaling approximately $839 billion (of which approximately $158 billion represented assets of registered investment companies sponsored by the Adviser). As of March 31, 2026, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 26 registered investment companies managed by the

Adviser, comprising approximately 91 separate investment portfolios, had as of March 31, 2026 approximately 2 million stockholder accounts.

Equitable (formerly AXA Equitable Holdings, Inc.) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of Equitable) owns 100,000 general partnership units in AllianceBernstein Holding L.P. and a 1% general partnership interest in the Adviser.

As of March 31, 2026, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	68.0%
AllianceBernstein Holding L.P.	31.4%
Unaffiliated holders	0.6%

100.0%

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, Equitable and its subsidiaries have an approximate 68.0% economic interest in the Adviser as of March 31, 2026.

The names and principal occupations of the Adviser’s chief executive officer (also a director) and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 501 Commerce Street, Nashville, Tennessee 37203.

NAME	PRINCIPAL OCCUPATION
Joan Lamm-Tennant	Chair of the Board of the Adviser and Chair of the Board of Equitable, Equitable Financial Life Insurance Company (“Equitable Financial”) and Equitable Financial Insurance Company of America (“Equitable America”).

Seth Bernstein	Chief Executive Officer of the Adviser and Senior Executive Vice President and Head of Investment Management and Research of Equitable.

Bruce Holley	Managing Director of Alvarez & Marsal’s Financial Services Industry Practice.

Daniel Kaye	Director of Equitable, Equitable Financial and Equitable America. Director of CME Group, Inc.

Nick Lane	Head of Retirement, Wealth Management & Protection Solutions of Equitable. President of Equitable Financial.

NAME	PRINCIPAL OCCUPATION
Das Narayandas	Edsel Bryant Ford Professor of Business Administration at Harvard Business School.

Mark Pearson	Director, President and Chief Executive Officer of Equitable. CEO and Director of Equitable Financial and Equitable America.

Robin Raju	Chief Financial Officer of Equitable.

Charles Stonehill	Director of Equitable, Equitable America and Equitable Financial.

Todd Walthall	Independent Director.

Description of the Proposed Agreements

The description of each Proposed Agreement that follows is qualified entirely by reference to the applicable form of each type of Proposed Agreement included in Appendix E to this Proxy Statement. Each Fund to which the respective form relates is also set forth in Appendix E. (As indicated below, the advisory fee rate for each Fund is provided in Appendix F.) Each Proposed Agreement is identical in all material respects to the applicable Current Agreement, except that it reflects new effective and termination dates, as the Proposed Agreement would, if approved by stockholders of the Fund, become effective upon the later of such approval and the Change of Control Event. The material terms of each Proposed Agreement are discussed in more detail below.

	Proposed Agreement	Proposed Changes from Current Agreement
Contractual Management Fees	Appendix F includes the fee schedules for each Fund and provides information on the fees paid to the Adviser by each registered investment company with an investment objective similar to the investment objectives of the Funds.	No change is proposed in connection with the Proposal.

Advisory Services	Each Proposed Agreement provides that the Adviser will, subject to the oversight of the Directors and in accordance with the Fund’s prospectus, manage the investment and reinvestment of the assets of the Fund and administer its affairs. In this regard, it is the responsibility of the Adviser to make investment and reinvestment decisions for each Fund and to place the purchase and sale orders for each Fund. The Adviser provides research and advice, continuously supervises the investment portfolio of each Fund and pays the costs of certain clerical and administrative services involved in portfolio management.	No change is proposed in connection with the Proposal.

	Proposed Agreement	Proposed Changes from Current Agreement
Reimbursement of Administrative Expenses

The material terms regarding reimbursement of administrative expenses under each Proposed Agreement are as follows:

›  All Funds (other than AB All Market Total Return Portfolio, AB Growth Fund, AMMAF, the ACS Funds, AB ETFs Funds, SCB and Bernstein Funds)

The Proposed Agreements for these Funds include a provision for the reimbursement to the Adviser of the costs of certain administrative services, including clerical, accounting, legal and other services, that the Adviser provides to the Funds at the request of the Funds.

›  AB All Market Total Return Portfolio, AB Growth Fund, the ACS Funds, SCB and Bernstein Funds

The Proposed Agreements for these Funds do not contain a reimbursement provision.

›  AMMAF

While the Proposed Agreement for AMMAF does not contain a reimbursement provision, AMMAF has entered into a separate Administrative Reimbursement Agreement with the Adviser pursuant to which AMMAF reimburses the Adviser for certain administrative services at cost. The Administrative Reimbursement Agreement is not affected by a Change of Control Event.

No change is proposed in connection with the Proposal.

›  AB ETFs Funds

While the Proposed Agreement for the AB ETFs Funds provides for the reimbursement to the Adviser of the costs of certain administrative services, the Adviser does not intend to request such reimbursement, at least in the near future.

Appendix G includes information on the amounts paid by the Funds to the Adviser with respect to the administrative services described above during the most recent fiscal year of each Fund, as applicable.

	Proposed Agreement	Proposed Changes from Current Agreement
Other Expenses

The material terms regarding other expenses under each Proposed Agreement are as follows:

›  All Funds (other than AB ETFs Funds, TAP Funds, ACS Funds, AMMAF, SCB and Bernstein Funds)

The Proposed Agreements for these Funds provide that each Fund is responsible for the payment of various expenses, including: (a) custody, transfer and dividend disbursing expenses; (b) fees of Directors who are not affiliated persons of the Adviser; (c) legal and auditing expenses; (d) clerical, accounting and other office costs; (e) the cost of certain personnel, who may be employees of the Adviser or its affiliates, that provide clerical, accounting and other services to such Fund; (f) costs of printing prospectuses and stockholder reports; (g) the cost of maintenance of corporate existence; (h) interest charges, taxes, brokerage fees and commissions; (i) costs of stationary and supplies; (j) expenses and fees related to registration and filing with the SEC and with state regulatory authorities; and (k) promotional expenses paid pursuant to any Rule 12b-1 Plan.

No change is proposed in connection with the Proposal.

The Proposed Agreement for ADGF is substantially similar to the other Proposed Agreements described in the paragraph above, except that it also provides that ADGF shall pay the allocated portion of the fees of any trade association of which ADGF may be a member, the cost of stock certificates representing shares of ADGF, and all expenses of stockholders’ and directors’ meetings.

›  The AB ETFs Funds

The Proposed Agreement for the AB ETFs Funds provides that the AB ETFs Funds will be responsible for the payment of the following expenses: (a) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (b) expenses of each AB ETFs Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions but not including fees of an AB ETFs Fund’s custodian relating to portfolio transactions; (c) expenses incurred in connection with any distribution plan adopted in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (d) the advisory fee payable hereunder; (e) the cost of personnel providing services to us at such rates as shall from time to time be agreed upon between us; and (f) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Directors who are not “interested persons” as defined in the 1940 Act).

Proposed Agreement	Proposed Changes from Current Agreement

›  The TAP Funds

The Proposed Agreement for the TAP Funds provides that AB Wealth Appreciation Strategy and AB Tax-Managed Wealth Appreciation Strategy are responsible for the payment of various expenses, including the following: the cost of personnel for rendering clerical, accounting and other services to each Fund at such rates as from time to time to be agreed upon between the Adviser and the TAP Funds, provided that all time devoted to the investment or reinvestment of securities in the Funds shall be for the Adviser’s account.

›  The ACS Funds

The Proposed Agreement for the ACS Funds provides that the ACS Funds will be responsible for the payment of the following expenses: (a) taxes, if any, levied against ACS or the ACS Funds; (b) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the ACS Funds; (c) costs, including any interest expenses, of borrowing money and (except with respect to AB Corporate Income Shares) other leveraging methods; (d) extraordinary expenses, including extraordinary legal expenses and expenses incurred in connection with litigation, proceedings, or other claims and/or legal obligations of ACS to indemnify its directors, officers, employees, stockholders, distributors and agents with respect thereto; and (e) ACS’s organizational and offering expenses to the extent authorized by the Directors, and any other expenses that are capitalized in accordance with generally accepted accounting principles. The Adviser is responsible under the Proposed Agreements for the ACS Funds for certain expenses incurred by the ACS Funds required to be included as “other expenses” for purposes of the registration statement, including: (a) expenses of the independent public accountant, (b) expenses of the transfer agent(s), registrar, dividend disbursing agent(s) and stockholder recordkeeping services, (c) expenses of the custodian, including any recordkeeping services provided by the custodian, (d) expenses relating to obtaining quotations for calculating the value of an ACS Fund’s net assets, (e) expenses relating to the preparation of such reports and other materials as may reasonably be requested by the Directors, (f) expenses relating to the maintenance of ACS’s tax records, (g) expenses, including expenses relating to the procurement of legal services, incident to meetings of stockholders, the preparation and mailing of prospectuses and reports to stockholders, the filing of

Proposed Agreement	Proposed Changes from Current Agreement

reports with regulatory bodies, the maintenance of ACS’s existence and qualification to do business and the registration of shares with federal and state securities authorities, (h) fees and expenses of ACS’s Directors and officers, and the fees and expenses of any legal counsel or any other persons engaged by such persons in connection with the discharge of their duties as Directors or officers, (i) costs of printing certificates representing ACS’s shares, (j) ACS’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act or other insurance premiums, and (k) association membership dues.

›  AMMAF

The Proposed Agreement for AMMAF provides that AMMAF is responsible for the payment of various expenses, including the following: (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on AMMAF; (c) interest charges on borrowings; (d) AMMAF’s organizational and offering expenses, whether or not advanced by the Adviser; (e) fees and expenses of registering AMMAF’s shares under the appropriate Federal securities laws and of qualifying AMMAF’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of AMMAF’s shares on any national securities exchange; (g) expenses of printing and distributing AMMAF’s prospectuses and reports to stockholders; (h) costs of proxy solicitations; (i) charges and expenses of AMMAF’s administrator(s) (including the Adviser’s charges under the Administrative Reimbursement Agreement), custodian, and transfer and dividend disbursing agent and registrar of shares; (j) compensation of the Fund’s officers, Directors and employees who do not devote any part of their time to the Adviser’s affairs or the affairs of the Adviser’s affiliates other than AMMAF; (k) legal and auditing expenses; (l) payment of all investment advisory fees (including the fees payable to the Adviser under the Proposed Agreement); (m) fee and charges of any third parties providing due diligence reviews of the operations of investment managers of AMMAF’s potential and actual investments and the travel costs of the Adviser’s personnel in connection with such reviews; (n) costs of stationery and supplies; and (o) costs of periodic offers to repurchase AMMAF’s shares.

Proposed Agreement	Proposed Changes from Current Agreement

›  SCB

The Proposed Agreements for SCB provide that the SCB Funds are responsible for the payment of various expenses, including the following: (a) the fees payable to the Adviser under the Agreement and the Shareholder Servicing and Administrative Agreement; (b) the fees and expenses of Directors who are not affiliated with the Adviser; (c) the fees and expenses of the SCB Funds’ custodian and transfer agent including but not limited to fees and expenses relating to Fund accounting, pricing of the Funds’ shares, and computation of net asset value; (d) the fees and expenses of calculating yield and/or performance of the SCB Funds; (e) the charges and expenses of legal counsel and independent accountants; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which SCB is a member; (h) payment of the SCB Funds’ share of the organization expenses of the SCB Funds or SCB; (i) the fees and expenses involved in registering and maintaining registration of SCB and the shares of the SCB Funds with the SEC, registering SCB as a broker or dealer and qualifying the shares of the SCB Funds under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of stockholders’ and Directors’ meetings and preparing, printing and mailing proxies, prospectuses and reports to stockholders; (j) brokers’ commissions, dealers’ mark-ups and any issue or transfer taxes chargeable in connection with the SCB Funds’ transactions; (k) the cost of stock certificates representing shares of the SCB Funds; (l) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors and officers insurance and errors and omissions insurance; and (m) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the SCB Funds’ business.

›  The Bernstein Funds

The Proposed Agreements for the Bernstein Funds provide that the Funds are responsible for the payment of various expenses, including the following: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (c) calculating a Fund’s net asset value (including the cost and expenses of any independent valuation firm, or agent or

	Proposed Agreement	Proposed Changes from Current Agreement
service provider of the Company (including, without limitation, Fund administrators, custodians and pricing services)); (d) interest payable on debt and dividends and distributions on stock, as applicable, if any, incurred to finance the Fund’s investments; (e) custodian, registrar and transfer agent fees and fees and expenses of other service providers; (f) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Company’s Directors who are not “interested persons” of the Adviser; (g) the cost of office facilities as described in the Agreement; (h) legal and audit expenses; (i) fees and expenses related to the registration and qualification of a Fund and the Fund’s shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports and notices and proxy material to stockholders of the Funds; (k) all other expenses incidental to holding meetings of the Funds’ stockholders, including proxy solicitations therefor; (l) insurance premiums for fidelity bond and other insurance coverage; (m) investment management fees; (n) the fees of any trade association of which the Company is a member; (o) expenses of filing, printing and mailing prospectuses and supplements thereto to stockholders of the Funds; (p) expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Company or the Funds; (q) all other expenses incurred by the Company or the Funds in connection with administering the business of the Company or the Funds, including each Fund’s allocable portion of the cost of the Company’s legal, compliance, administrative and accounting personnel, and their respective staffs; (r) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Company is a party and legal obligations that the Company may have to indemnify the Company’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; (s) organizational expenses of the Company and the Funds; and (t) the costs, fees and expenses otherwise stated in the Agreement as applicable to the Company or the Funds.

Exculpatory Provisions	The Proposed Agreements provide that the Adviser shall not be liable thereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Proposed Agreements shall be deemed to protect, or purport to protect, the Adviser against any liability to the	No change is proposed in connection with the Proposal.

	Proposed Agreement	Proposed Changes from Current Agreement
particular Fund or to its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties thereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

Term and Continuance	A Proposed Agreement would, if approved by stockholders of the Fund, become effective upon the later of such approval and the Change of Control Event. Each Proposed Agreement would continue in effect for one year from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund’s outstanding voting securities or by the Board, and in either case, by a majority of the Directors who are not parties to the Agreement or “interested persons” of any such party at a meeting called for the purpose of voting on such matter.	No change is proposed in connection with the Proposal. The Proposed Agreements would differ only to the extent of their effective and termination dates.

Termination	Each Proposed Agreement automatically terminates upon assignment and is terminable with respect to the related Fund at any time without penalty by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of the directors of the Fund, in either case on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund, except that the Adviser may terminate the Proposed Agreement for SCB upon 30 to 60 days’ written notice to the Fund. For more information on when the Current Agreements were last approved by stockholders, see Appendix F.	No change is proposed in connection with the Proposal.

Board Consideration of the Proposed Agreements

As described above, the Merger Agreement contemplates a transaction that may result ultimately in an indirect Change of Control Event for the Adviser, which in turn would result in the automatic termination of each Current Agreement. At the Board Meeting, the Adviser presented its recommendation that each Board consider and approve the Proposed Agreements with respect to the Fund or Funds which it oversees. Following review and discussion with the Adviser, each of the Boards, including a majority of the Directors who are not interested persons of the Funds (the “Independent Directors”) as defined in the 1940 Act, approved at its Board Meeting the Proposed Agreements with the Adviser for the Fund or Funds overseen by that Board. The Boards, including the respective Independent Directors, also considered and approved interim advisory agreements with the Adviser (each, an “Interim Advisory Agreement”) at the Board Meeting, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of the Change of Control Event resulting in the automatic termination of an investment advisory agreement.

The decision by each of the Boards, including a majority of the Independent Directors, to approve the Proposed Agreements and Interim Advisory Agreements, as applicable, for the Funds overseen by that Board and to recommend approval of the Proposed Agreements by stockholders of those Funds was based on a determination by the Boards that it would be advisable and in the best interests of those Funds for the Adviser to continue providing investment advisory and related services for those Funds, without interruption.

Each of the Boards, including the Independent Directors of the Board, recommends approval of the Proposed Agreements for the Fund or Funds overseen by that Board by stockholders of those Funds.

The Boards reviewed detailed information on the Merger Agreement, including the ownership and control structure of the Adviser and its affiliated entities both before and after the transaction that may result ultimately in an indirect Change of Control Event for the Adviser. The Boards reviewed information about the potential impact of the transaction contemplated by the Merger Agreement on the Adviser and each of the Adviser’s affiliates that provides services to the Funds. The Boards considered the Adviser’s statement that it does not anticipate that the Merger Agreement will have a material impact on the Adviser or any affiliates of the Adviser with respect to operations, personnel, organizational structure, capitalization, or financial and other resources.

The Boards further noted the Adviser’s representation that the Adviser anticipates compliance with the conditions of Section 15(f) of the 1940 Act, including that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

Each of the Boards reviewed the Proposed Agreement and Interim Advisory Agreement with respect to the Fund it oversees with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Independent Directors also discussed the proposed approvals in private sessions with their counsel.

A further description of the process followed by each Board in approving the Proposed Agreements for each Fund, including information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix H to this Proxy Statement.

Each of the Boards has considered the Proposed Agreements and is recommending their approval, only with respect to the Fund or Funds that it oversees.

Approval of Proposal Two requires the affirmative vote of the holders of a “majority of the outstanding voting securities,” of each Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority Vote”).

The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of that Fund vote “FOR” Proposal Two.

PROXY VOTING AND STOCKHOLDER MEETINGS

Stockholders may vote by attending the Meeting virtually and by following the instructions available on the Meeting website, by properly executing and returning the enclosed Proxy Card or by authorizing a proxy to vote their shares by telephone or through the Internet using the instructions provided on the enclosed Proxy Card.

Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call Sodali & Co. (“Sodali”) at (800) 311-1512.

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes entitled to be cast by the stockholder will be cast (i) “FOR” the election of each of the nominees as a Director for a Company (Proposal One) and (ii) “FOR” the approval of the investment advisory agreements (Proposal Two).

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (855) 454-4575 or by authorizing a proxy through the Internet at www.proxyvotenow.com/ab2026 and following the directions on the Proxy Card. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to authorize a proxy via telephone or through the Internet, including use of the control number on the stockholder’s Proxy Card and Notice of Internet Availability of Proxy Materials, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke the stockholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 66 Hudson Boulevard East, New York, New York 10001, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by attending and voting at the virtual Meeting. Attendance alone is not sufficient to revoke a previously authorized proxy.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The approval of Proposal One for each Company requires the affirmative vote of a plurality of the votes cast, assuming the presence of a quorum. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, the nominees are expected to be elected as Directors, as all nominees who receive votes in favor will be elected. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One.

The approval of Proposal Two for a Fund requires a 1940 Act Majority Vote. The stockholders of each Fund vote separately on Proposal Two. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposal Two.

If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies.

Except as described for the Funds below, a quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Fund’s shares entitled to vote at the Meeting. With respect to AMIF II, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the Fund’s shares entitled to vote at the Meeting. With respect to ABT and AMMAF, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 40% of the Fund’s shares entitled to vote at the Meeting. With respect to ACS and TAP, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 30% of a Fund’s shares entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on any proposal for a Fund described in the Proxy Statement are not timely received, the Chairman of the Board of that Fund is expected to authorize, or the persons named as proxies are expected to propose and vote for one or more adjournments of the Meeting for that Fund up to 120 days after the Record Date to permit further solicitation of proxies without notice other than announcement at the Meeting. If a proposal to adjourn is submitted to stockholders, shares represented by proxies indicating a vote contrary to the position recommended by the Board on a proposal will be voted against adjournment as to that proposal.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the approval of new investment advisory agreements. Stockholders of each Fund will vote separately on the new investment advisory agreement for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the new investment advisory agreement or any other matter by the stockholders of another Fund.

Each Fund has engaged Sodali, 430 Park Avenue, 14th Floor, New York, New York 10022, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Sodali will receive fees of approximately $5,600,000 for its proxy solicitation services, which includes the costs of printing and mailing proxy materials and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne by the Adviser. The Adviser and Sodali may solicit proxies personally and by mail, telephone, fax, e-mail, text or the Internet.

Other Information

INFORMATION AS TO THE INVESTMENT ADVISER,

ADMINISTRATOR, AND DISTRIBUTOR OF THE FUNDS

Each Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203. The Adviser also provides administrative services for certain of the Funds and is reimbursed by certain Funds for the costs of such services. State Street Bank and Trust Company, which serves as custodian and accounting agent for certain Funds, also provides administrative services to certain of the Funds. Except with respect to AB ETFs, AMMAF, Bernstein and SCB, each Fund’s distributor is AllianceBernstein Investments, Inc. (“ABI”), 501 Commerce Street, Nashville, Tennessee 37203. The distributor for AB ETFs is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Both ABI and Sanford C. Bernstein & Company, LLC, 501 Commerce Street, Nashville, Tennessee 37203, serve as distributors to AMMAF, Bernstein and SCB. See Appendix I for the fees paid by each Fund to certain affiliates of the Adviser over the Fund’s most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period. See Appendix G for the costs reimbursed by the Funds to the Adviser for certain administrative services over the most recently completed fiscal year for each Fund.

OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. For those Funds for which the Meeting has been designated as a Special Meeting, only the business set forth in the Notice of Joint Meeting of Shareholders may be brought before the Meeting with regard to the Funds.

STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of the Fund’s shares (or class of shares, if applicable) on May 26, 2026 is provided in Appendix J.

SUBMISSION OF PROPOSALS

FOR NEXT ANNUAL MEETING OF STOCKHOLDERS

The Funds do not hold stockholder meetings annually. As such, the anticipated date of the next stockholder meeting of a Fund cannot be provided.

Any stockholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for a Fund’s next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A stockholder proposal may be presented at a meeting of stockholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and are in accordance with the applicable Fund’s governing instruments.

REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 221-5672, Foreside Fund Services, LLC at (800) 243-5994 for the AB ETFs, or contact Mutual Fund Legal at AllianceBernstein L.P., 66 Hudson Boulevard East, New York, New York 10001.

By Order of the Boards of Directors,

Nancy E. Hay Secretary

June [ ], 2026

New York, New York

APPENDIX A – SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Fund (Place of Organization)	Class A		Class C		Advisor Class		Class I		Class Z		Class 1		Class 2		Outstanding Shares
AB Active ETFs, Inc. (MD)
AB California Intermediate Municipal ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Conservative Buffer ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Core Bond ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Core Plus Bond ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Corporate Bond ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Disruptors ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Emerging Markets Opportunities ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB High Yield ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB International Buffer ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB International Low Volatility Equity ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB International Growth ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Moderate Buffer ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB New York Intermediate Municipal ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Short Duration High Yield ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Short Duration Income ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Tax-Aware Intermediate Municipal ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Tax-Aware Long Municipal ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Tax-Aware Short Duration Municipal ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Ultra Short Income ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB US Equity ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB US High Dividend ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB US Large Cap Strategic Equities ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB US Low Volatility Equity ETF	N/A		N/A		N/A		N/A		N/A		N/A		N/A		[	]
AB Bond Fund, Inc. (MD)
AB All Market Real Return Portfolio	[	]	[	]	[	]	N/A		[	]	[	]	N/A		[	]
AB Bond Inflation Strategy	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]
AB Income Fund	[	]	[	]	[	]	N/A		[	]	N/A		N/A		[	]
AB Municipal Bond Inflation Strategy	[	]	[	]	[	]	N/A		N/A		[	]	[	]	[	]
AB Sustainable Thematic Credit Portfolio	[	]	N/A		[	]	N/A		N/A		N/A		N/A		[	]
AB Tax-Aware Fixed Income Opportunities Portfolio	[	]	[	]	[	]	N/A		N/A		N/A		N/A		[	]
AB Cap Fund, Inc. (MD)
AB All China Equity Portfolio	[	]	N/A		[	]	N/A		N/A		N/A		N/A		[	]
AB Concentrated Growth Fund	[	]	[	]	[	]	[	]	[	]	N/A		N/A		[	]

Fund (Place of Organization)	Class A		Class C		Advisor Class		Class I		Class Z		Class 1	Class 2	Outstanding Shares
AB Emerging Markets Multi-Asset Portfolio	[	]	[	]	[	]	[	]	N/A		N/A	N/A	[	]
AB Global Core Equity Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB International Growth Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB Mid Cap Value Portfolio	N/A		N/A		N/A		N/A		[	]	N/A	N/A	[	]
AB Select US Equity Portfolio	[	]	[	]	[	]	[	]	N/A		N/A	N/A	[	]
AB Select US Long/Short Portfolio	[	]	[	]	[	]	[	]	N/A		N/A	N/A	[	]
AB Small Cap Growth Portfolio	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Small Cap Value Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB Core Opportunities Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Corporate Shares (MA)
AB Corporate Income Shares	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Impact Municipal Income Shares	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Municipal Income Shares	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Municipal Income Shares C	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Municipal Income Shares N	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Taxable Multi-Sector Income Shares	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Discovery Growth Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Equity Income Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Global Bond Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Global Risk Allocation Fund, Inc. (MD)	[	]	[	]	[	]	[	]	N/A		N/A	N/A	[	]
AB High Income Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Institutional Funds, Inc. (MD)
AB Global Real Estate Investment Fund II	N/A		N/A		N/A		[	]	N/A		N/A	N/A	[	]
AB Large Cap Growth Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Multi-Manager Alternative Fund (DE)	N/A		N/A		N/A		N/A		N/A		N/A	N/A	[	]
AB Municipal Income Fund, Inc. (MD)
AB California Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB High Income Municipal Portfolio	[	]	[	]	[	]	N/A		[	]	N/A	N/A	[	]
AB National Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB New York Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB Municipal Income Fund II (MA)
AB Massachusetts Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB Virginia Portfolio	[	]	[	]	[	]	N/A		N/A		N/A	N/A	[	]
AB Relative Value Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Sustainable Global Thematic Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Sustainable International Thematic Fund, Inc. (MD)	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB Trust (MA)
AB Discovery Value Fund	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
AB International Value Fund	[	]	[	]	[	]	[	]	N/A		N/A	N/A	[	]
AB Large Cap Value Fund	[	]	[	]	[	]	[	]	[	]	N/A	N/A	[	]
The AB Portfolios (MA)
AB All Market Total Return Portfolio	[	]	[	]	[	]	[	]	N/A		N/A	N/A	[	]

Fund (Place of Organization)	Class A		Class C		Advisor Class		Class I		Class Z		Class 1		Class 2		Outstanding Shares
AB Growth Fund	[	]	[	]	[	]	[	]	N/A		N/A		N/A		[	]
AB Tax-Managed Wealth Appreciation Strategy	[	]	[	]	[	]	N/A		N/A		N/A		N/A		[	]
AB Wealth Appreciation Strategy	[	]	[	]	[	]	N/A		N/A		N/A		N/A		[	]
AB Fixed-Income Shares, Inc. (MD)
AB Government Money Market Portfolio	[	]	[	]	[	]	[	]	[	]	[	]	N/A		[	]
Bernstein Fund, Inc. (MD)
International Small Cap Portfolio	N/A		N/A		[	]	[	]	[	]	N/A		N/A		[	]
International Strategic Equities Portfolio	N/A		N/A		[	]	[	]	[	]	N/A		N/A		[	]
Small Cap Core Portfolio	N/A		N/A		[	]	[	]	[	]	N/A		N/A		[	]
Sanford C. Bernstein Fund, Inc. (MD)
Diversified Municipal Portfolio	[	]	[	]	[	]	[	]	[	]	N/A		N/A		[	]
AB Core Bond Portfolio	N/A		N/A		N/A		[	]	[	]	N/A		N/A		[	]
Overlay A Portfolio	N/A		N/A		N/A		N/A		N/A		[	]	[	]	[	]
Overlay B Portfolio	N/A		N/A		N/A		N/A		N/A		[	]	[	]	[	]
Tax-Aware Overlay A Portfolio	N/A		N/A		N/A		N/A		N/A		[	]	[	]	[	]
Tax-Aware Overlay B Portfolio	N/A		N/A		N/A		N/A		N/A		[	]	[	]	[	]

APPENDIX B – MEETINGS OF STANDING BOARD COMMITTEES

The number of meetings held by the committees of the Boards of the AB Funds during each of the Funds’ most recent fiscal year (or period for new funds) is set forth below:

	Fiscal Year (or Period) Ended	Audit Committee Meetings	Governance and Nominating Committee Meetings	Independent Directors Committee Meetings
ACF
AB Emerging Markets Multi-Asset Portfolio	March 31, 2026	3	5	9
AMMAF	March 31, 2026	3	5	9
ACS
AB Corporate Income Shares	April 30, 2026	3	5	9
AB Impact Municipal Income Shares	April 30, 2026	3	5	9
AB Municipal Income Shares	April 30, 2026	3	5	9
AB Municipal Income Shares C	April 30, 2026	0	2	3
AB Municipal Income Shares N	April 30, 2026	0	2	3
AB Taxable Multi-Sector Income Shares	April 30, 2026	3	5	9
AFIS
AB Government Money Market Portfolio	April 30, 2026	3	5	9
AMIF
AB California Portfolio	May 31, 2025	3	4	8
AB High Income Municipal Portfolio	May 31, 2025	3	4	8
AB National Portfolio	May 31, 2025	3	4	8
AB New York Portfolio	May 31, 2025	3	4	8
AMIF II
AB Massachusetts Portfolio	May 31, 2025	3	4	8
AB Virginia Portfolio	May 31, 2025	3	4	8
ACF
AB Concentrated Growth Fund	June 30, 2025	3	4	8
AB Global Core Equity Portfolio	June 30, 2025	3	4	8
AB International Growth Portfolio	June 30, 2025	3	4	8
AB Select US Equity Portfolio	June 30, 2025	3	4	8
AB Select US Long/Short Portfolio	June 30, 2025	3	4	8
ASITF	June 30, 2025	3	4	8
ACF
AB Small Cap Growth Portfolio	July 31, 2025	3	3	7
ADGF	July 31, 2025	3	3	7
ALCGF	July 31, 2025	3	3	7
ASGTF	July 31, 2025	3	3	7
TAP
AB Growth Fund	July 31, 2025	3	3	7
TAP
AB All Market Total Return Portfolio	August 31, 2025	3	4	8
AB Tax-Managed Wealth Appreciation Strategy	August 31, 2025	3	4	8

	Fiscal Year (or Period) Ended	Audit Committee Meetings	Governance and Nominating Committee Meetings	Independent Directors Committee Meetings
AB Wealth Appreciation Strategy	August 31, 2025	3	4	8
AGBF	September 30, 2025	3	4	8
SCB
AB Core Bond Portfolio	September 30, 2025	2	4	9
Diversified Municipal Portfolio	September 30, 2025	2	4	9
Overlay A Portfolio	September 30, 2025	2	4	9
Tax-Aware Overlay A Portfolio	September 30, 2025	2	4	9
Overlay B Portfolio	September 30, 2025	2	4	9
Tax-Aware Overlay B Portfolio	September 30, 2025	2	4	9
BF
International Strategic Equities Portfolio	September 30, 2025	2	4	9
International Small Cap Portfolio	September 30, 2025	2	4	9
Small Cap Core Portfolio	September 30, 2025	2	4	9
ABF
AB All Market Real Return Portfolio	October 31, 2025	3	4	8
AB Bond Inflation Strategy	October 31, 2025	3	4	8
AB Income Fund	October 31, 2025	3	4	8
AB Municipal Bond Inflation Strategy	October 31, 2025	3	4	8
AB Sustainable Thematic Credit Portfolio	October 31, 2025	3	4	8
AB Tax-Aware Fixed Income Opportunities Portfolio	October 31, 2025	3	4	8
AHIF	October 31, 2025	3	4	8
ARVF	October 31, 2025	3	4	8
AInstF
AB Global Real Estate Investment Fund II	October 31, 2025	3	4	8
AB ETFs
AB California Intermediate Municipal ETF	November 30, 2025	N/A	N/A	N/A
AB Conservative Buffer ETF	November 30, 2025	4	4	8
AB Core Bond ETF	November 30, 2025	N/A	N/A	N/A
AB Core Plus Bond ETF	November 30, 2025	3	4	8
AB Corporate Bond ETF	November 30, 2025	3	4	8
AB Disruptors ETF	November 30, 2025	3	4	8
AB Emerging Markets Opportunities ETF	November 30, 2025	1	2	4
AB High Yield ETF	November 30, 2025	3	4	8
AB International Buffer ETF	November 30, 2025	2	4	8
AB International Low Volatility Equity ETF	November 30, 2025	3	4	8
AB International Growth ETF	November 30, 2025	N/A	1	2
AB Moderate Buffer ETF	November 30, 2025	2	4	8
AB New York Intermediate Municipal ETF	November 30, 2025	N/A	N/A	N/A
AB Short Duration High Yield ETF	November 30, 2025	4	4	8
AB Short Duration Income ETF	November 30, 2025	4	4	8

	Fiscal Year (or Period) Ended	Audit Committee Meetings	Governance and Nominating Committee Meetings	Independent Directors Committee Meetings
AB Tax-Aware Intermediate Municipal ETF	November 30, 2025	3	4	8
AB Tax-Aware Long Municipal ETF	November 30, 2025	3	4	8
AB Tax-Aware Short Duration Municipal ETF	November 30, 2025	3	4	8
AB Ultra Short Income ETF	November 30, 2025	3	4	8
AB US Equity ETF*	November 30, 2025	N/A	N/A	N/A
AB US High Dividend ETF	November 30, 2025	3	4	8
AB US Large Cap Strategic Equities ETF	November 30, 2025	3	4	8
AB US Low Volatility Equity ETF	November 30, 2025	3	4	8
ABT
AB Discovery Value Fund	November 30, 2025	3	4	8
AB International Value Fund	November 30, 2025	3	4	8
AB Large Cap Value Fund	November 30, 2025	3	4	8
ACF
AB All China Equity Portfolio	November 30, 2025	3	4	8
AB Mid Cap Value Portfolio	November 30, 2025	3	4	8
AB Small Cap Value Portfolio	November 30, 2025	3	4	8
ACOF	November 30, 2025	3	4	8
AEIF	November 30, 2025	3	4	8
AGRAF	November 30, 2025	3	4	8

*	Inception date for AB US Equity ETF is December 15, 2025.

APPENDIX C – ADDITIONAL INFORMATION ON PROPOSAL ONE

Additional information on Proposal One, including information on the principal officers of the Funds, nominee ownership of Fund shares and Board compensation, is presented below.

Principal Officers of the Funds

Certain information concerning the Funds’ officers is set forth below. The Funds’ officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) Held with Funds (Month and Year First Elected)	Principal Occupation During the Past Five Years
Onur Erzan, 50	President and Chief Executive Officer, AB Funds (excluding SCB, Bernstein and AMMAF) (04/21)	President of the Adviser**, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. He serves as Chair of the AB Operating Committee and is also a member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, ANMIF and AGHIF since April 2021 and the AB ETFs as of May 2022. Director of AB Funds, excluding SCB, Bernstein and AMMAF, from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining the Adviser in 2021, he was at McKinsey & Company for almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He has also served on the boards of Graham Windham and Turkish Philanthropy Funds.

Name, Address* and Age	Position(s) Held with Funds (Month and Year First Elected)	Principal Occupation During the Past Five Years
Alexander Chaloff, 54	President and Chief Executive Officer, SCB, Bernstein and AMMAF (04/23)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of SCB, Bernstein and AMMAF since April 2023. He has served as a director or trustee of all AB Funds, excluding ANMIF and AGHIF, since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.

Nancy E. Hay, 53	Secretary, AB Funds (12/22)	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021, and Assistant Secretary of ABI**.

Michael B. Reyes, 49	Senior Vice President, AB Funds (excluding SCB, Bernstein and AMMAF) (08/18); SCB, Bernstein and AMMAF (10/18)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer, AB Funds (excluding SCB, Bernstein and AMMAF) (11/23); SCB, Bernstein and AMMAF (10/23)	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2021.

Jennifer Friedland, 51	Chief Compliance Officer, AB Funds (excluding AB ETFs, SCB, Bernstein and AMMAF) (01/23); AB ETFs (05/22); SCB, Bernstein and AMMAF (01/23)	Senior Vice President of the Adviser**, with which she has been associated since 2021 and Mutual Fund Chief Compliance Officer (of all AB Funds, excluding SCB, Bernstein and AMMAF, since January 2023 and of the AB ETFs since 2022) and Director of Subadvisory Fund Compliance.

Vercelia Petty, 53	Controller, AB Funds (02/26)	Vice President of ABIS**, with which she has been associated since prior to 2021.

*	The address for the Funds’ officers is 501 Commerce Street, Nashville, Tennessee 37203.
**	The Adviser, ABI and ABIS are affiliates of the Funds.

Additional Information on the Directors

As of May 12, 2026, no nominee for Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or a Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Fund’s distributor.

Ownership in the Funds

The dollar range of a Fund’s securities owned by each Director or Director nominee and the aggregate dollar range of securities owned in the Funds as of May 12, 2026 are set forth below.

AB Funds
Portfolio	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
AB ETFs
-AB California Intermediate Municipal ETF	None	None	None	None	None	None	None	None
-AB Conservative Buffer ETF	None	None	None	None	None	$10,001- $50,000	None	None
-AB Core Bond ETF	None	None	None	None	None	None	None	None
-AB Core Plus Bond ETF	Over $100,000	None	None	None	None	None	None	None
-AB Corporate Bond ETF	$1-$10,000	None	$10,001- $50,000	None	None	None	None	None
-AB Disruptors ETF	None	$10,001- $50,000	None	None	$10,001- $50,000	Over $100,000	None	Over $100,000

AB Funds
Portfolio	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
-AB Emerging Markets Opportunities ETF	Over $100,000	None	None	None	None	None	None	None
-AB High Yield ETF	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	None	None	None	None	None
-AB International Buffer ETF	None	None	None	None	$10,001- $50,000	None	None	None
-AB International Low Volatility Equity ETF	$10,001- $50,000	$10,001- $50,000	None	None	$50,001- $100,000	None	None	None
-AB International Growth ETF	None	None	None	None	None	None	None	None
-AB Moderate Buffer ETF	None	None	None	None	None	None	None	None
-AB New York Intermediate Municipal ETF	None	None	None	None	None	None	None	None
-AB Short Duration High Yield ETF	$10,001- $50,000	None	$10,001- $50,000	None	None	None	None	None
-AB Short Duration Income ETF	None	None	None	None	$10,001- $50,000	None	None	None
-AB Tax-Aware Intermediate Municipal ETF	None	None	$10,001- $50,000	None	None	None	None	None
-AB Tax-Aware Long Municipal ETF	$10,001- $50,000	None	None	None	None	None	None	None
-AB Tax-Aware Short Duration Municipal ETF	$10,001- $50,000	None	None	None	None	None	None	None
-AB Ultra Short Income ETF	$50,001- $100,000	None	None	None	None	None	None	None
-AB US Equity ETF	None	None	None	None	None	None	None	None
-AB US High Dividend ETF	None	None	$50,001- $100,000	None	$10,001- $50,000	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
-AB US Large Cap Strategic Equities ETF	None	None	None	None	$50,001- $100,000	None	$50,001- $100,000	None
-AB US Low Volatility Equity ETF	None	None	None	None	$50,001- $100,000	None	None	None
ABF
-AB All Market Real Return Portfolio	None	None	None	None	None	None	None	None
-AB Bond Inflation Strategy	None	None	None	None	None	None	None	None
-AB Income Fund	None	None	None	None	None	None	None	None
-AB Municipal Bond Inflation Strategy	None	None	None	None	None	None	None	None
-AB Sustainable Thematic Credit Portfolio	None	None	None	None	None	None	None	None
-AB Tax-Aware Fixed Income Opportunities Portfolio	None	None	None	None	None	None	None	None
ACF
-AB All China Equity Portfolio	None	None	None	None	None	None	None	$10,001- $50,000
-AB Concentrated Growth Fund	None	None	None	None	None	$10,001- $50,000	None	$1 $10,000	-
-AB Emerging Markets Multi-Asset Portfolio	None	None	None	None	None	None	None	None
-AB Global Core Equity Portfolio	None	None	None	None	None	None	None	$1 $10,000	-
-AB International Growth Portfolio	None	None	None	None	None	None	None	None
-AB Mid Cap Value Portfolio	None	None	None	None	None	None	None	None
-AB Select US Equity Portfolio	None	$10,001- $50,000	None	None	$50,001- $100,000	Over $100,000	$50,001- $100,000	None
-AB Select US Long/Short Portfolio	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	None	$10,001- $50,000	$50,001- $100,000	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
-AB Small Cap Growth Portfolio	None	None	None	None	None	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000
-AB Small Cap Value Portfolio	None	None	None	None	None	None	None	$10,001- $50,000
ACOF	None	$10,001- $50,000	None	None	None	None	$50,001- $100,000	None
ACS
-AB Corporate Income Shares	None	None	None	None	None	None	None	None
-AB Impact Municipal Income Shares	None	None	None	None	None	None	None	None
-AB Municipal Income Shares	None	None	None	None	None	None	None	None
-AB Taxable Multi-Sector Income Shares	None	None	None	None	None	None	None	None
-AB Municipal Income Shares C	None	None	None	None	None	None	None	None
-AB Municipal Income Shares N	None	None	None	None	None	None	None	None
ADGF	None	$10,001- $50,000	None	None	None	$10,001- $50,000	None	$10,001- $50,000
AEIF	None	None	None	None	None	Over $100,000	$50,001- $100,000	None
AFIS
-AB Government Money Market Portfolio	None	None	None	None	None	$10,001- $50,000	$10,001- $50,000	None
AGBF	None	None	None	None	None	None	None	None
AGRAF	None	None	None	None	None	None	None	None
AHIF	None	None	$10,001- $50,000	None	None	None	None	None
AInstF
-AB Global Real Estate Investment Fund II	None	None	None	None	None	None	None	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
ALCGF	None	None	None	None	None	Over $100,000	$10,001- $50,000	None
AMMAF	Over $100,000	$10,001- $50,000	None	None	None	None	None	$50,001- $100,000
AMIF
-AB California Portfolio	None	None	None	None	None	None	None	None
-AB High Income Municipal Portfolio	None	None	None	None	None	None	None	None
-AB National Portfolio	None	None	None	None	None	None	None	None
-AB New York Portfolio	None	None	$50,001- $100,000	None	None	None	None	None
AMIF II
-AB Massachusetts Portfolio	None	None	None	None	None	None	None	None
-AB Virginia Portfolio	None	None	None	None	None	None	None	None
ARVF	None	None	None	None	None	None	None	None
ASGTF	None	None	None	None	None	None	None	None
ASITF	None	None	None	None	None	None	None	None
ABT
-AB Discovery Value Fund	None	None	None	None	None	None	None	$10,001- $50,000
-AB International Value Fund	None	None	None	None	None	None	None	None
-AB Large Cap Value Fund	None	None	None	None	None	None	None	None
TAP
-AB All Market Total Return Portfolio	None	None	None	None	None	None	None	None
-AB Growth Fund	None	$10,001- $50,000	None	None	None	None	$10,001- $50,000	None

AB Funds
Portfolio	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
-AB Tax-Managed Wealth Appreciation Strategy	None	None	None	None	None	None	None	None
-AB Wealth Appreciation Strategy	None	None	None	None	$50,001- $100,000	None	None	None
SCB
-AB Core Bond Portfolio	None	None	None	None	None	None	None	None
-Diversified Municipal Portfolio	None	None	None	None	None	None	None	None
-Overlay A Portfolio	None	None	None	None	None	None	None	None
-Tax-Aware Overlay A Portfolio	None	None	None	None	None	None	None	None
-Overlay B Portfolio	None	None	None	None	None	None	None	None
-Tax-Aware Overlay B Portfolio	None	None	None	None	None	None	None	None
Bernstein
-International Strategic Equities Portfolio	Over $100,000	Over $100,000	None	None	None	None	None	Over $100,000
-International Small Cap Portfolio	None	None	None	None	None	None	None	None
-Small Cap Core Portfolio	None	None	None	None	None	None	None	$50,001- $100,000
Aggregate Dollar Range of Equity Securities in the Funds	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Mr. Lovito was appointed as a Director of the Companies effective June 1, 2026.

Compensation From the Funds

None of the Funds pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to the Directors and Director nominees for a Fund during each Fund’s respective fiscal year or period ended in either 2025 or 2026, the aggregate compensation paid to the Directors during calendar year 2025 by all of the investment companies in the AB Funds Complex, and the total number of investment companies in the AB Funds Complex as to which the Directors are a director or trustee, and the number of investment portfolios as to which the Directors are directors or trustees are set forth below. During each Fund’s respective fiscal year or period ended in either 2025 or 2026, neither the Funds nor any other investment company in the AB Funds Complex paid compensation in the form of pension or retirement benefits to any of its Directors or paid compensation to officers of the Funds.

AB Funds
Portfolio	Independent Directors								Interested Director
	R. Jay Gerken	Jeffrey R. Holland	Jorge A. Bermudez*	John A. Lovito**	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
AB ETF
-AB California Intermediate Municipal ETF***	$6,576	$2,485	$2,581	$0	$2,789	$2,941	$3,626	$2,436	$0
-AB Conservative Buffer ETF	$3,179	$3,225	$3,325	$0	$3,619	$3,817	$4,690	$3,159	$0
-AB Core Bond ETF***	$2,323	$2,323	$3,293	$0	$3,671	$3,830	$4,629	$3,193	$0
-AB Core Plus Bond ETF	$2,278	$2,311	$2,407	$0	$2,594	$2,735	$3,375	$2,266	$0
-AB Corporate Bond ETF	$2,137	$2,168	$2,263	$0	$2,434	$2,566	$3,171	$2,126	$0
-AB Disruptors ETF	$3,134	$3,177	$3,276	$0	$3,570	$3,763	$4,623	$3,117	$0
-AB Emerging Markets Opportunities ETF	$3,529	$3,530	$3,530	$0	$4,059	$4,236	$5,118	$3,530	$0
-AB High Yield ETF	$2,380	$2,414	$2,510	$0	$2,710	$2,857	$3,525	$2,368	$0
-AB International Buffer ETF	$2,153	$2,184	$2,195	$0	$2,451	$2,584	$3,141	$2,135	$0
-AB International Low Volatility Equity ETF	$3,590	$3,641	$3,743	$0	$4,088	$4,310	$5,289	$3,568	$0
-AB International Growth ETF	$523	$523	$523	$0	$602	$628	$759	$525	$0
-AB Moderate Buffer ETF	$2,297	$2,330	$2,342	$0	$2,615	$2,757	$3,351	$2,279	$0
-AB New York Intermediate Municipal ETF***	$2,145	$2,176	$2,271	$0	$2,443	$2,575	$3,182	$2,134	$0

AB Funds
Portfolio	Independent Directors								Interested Director
	R. Jay Gerken	Jeffrey R. Holland	Jorge A. Bermudez*	John A. Lovito**	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
-AB Short Duration High Yield ETF	$3,084	$3,128	$3,226	$0	$3,512	$3,703	$4,554	$3,066	$0
-AB Short Duration Income ETF	$2,251	$2,283	$2,379	$0	$2,563	$2,702	$3,337	$2,239	$0
-AB Tax-Aware Intermediate Municipal ETF	$2,450	$2,485	$2,581	$0	$2,789	$2,941	$3,626	$2,436	$0
-AB Tax-Aware Long Municipal ETF	$2,145	$2,176	$2,271	$0	$2,443	$2,575	$3,182	$2,134	$0
-AB Tax-Aware Short Duration Municipal ETF	$3,095	$3,139	$3,238	$0	$3,524	$3,716	$4,567	$3,077	$0
-AB Ultra Short Income ETF	$3,834	$3,890	$3,994	$0	$4,365	$4,604	$5,646	$3,809	$0
-AB US Equity ETF***	$2,294	$2,294	$2,294	$0	$2,638	$2,752	$3,326	$2,294	$0
-AB US High Dividend ETF	$2,195	$2,226	$2,321	$0	$2,499	$2,635	$3,254	$2,183	$0
-AB US Large Cap Strategic Equities ETF	$2,661	$2,699	$2,796	$0	$3,031	$3,195	$3,934	$2,647	$0
-AB US Low Volatility Equity ETF	$2,257	$2,290	$2,385	$0	$2,570	$2,710	$3,346	$2,245	$0
ABF
-AB All Market Real Return Portfolio	$2,166	$2,166	$3,015	$0	$3,467	$3,616	$4,372	$3,015	$0
-AB Bond Inflation Strategy	$2,196	$2,196	$3,026	$0	$3,479	$3,629	$4,387	$3,026	$0
-AB Income Fund	$3,680	$3,680	$5,209	$0	$5,991	$6,250	$7,553	$5,209	$0
-AB Municipal Bond Inflation Strategy	$2,908	$2,908	$4,034	$0	$4,639	$4,839	$5,849	$4,034	$0
-AB Sustainable Thematic Credit Portfolio	$1,800	$1,800	$2,483	$0	$2,855	$2,978	$3,600	$2,483	$0
-AB Tax-Aware Fixed Income Opportunities Portfolio	$2,285	$2,285	$3,115	$0	$3,582	$3,736	$4,517	$3,115	$0
ACF
-AB All China Equity Portfolio	$2,136	$2,136	$2,136	$0	$2,456	$2,562	$3,097	$2,136	$0
-AB Concentrated Growth Fund	$1,497	$1,497	$3,333	$0	$3,833	$4,000	$4,833	$2,581	$0
-AB Emerging Markets Multi-Asset Portfolio	$535	$535	$2,446	$0	$2,813	$2,935	$3,547	$2,446	$0
-AB Global Core Equity Portfolio	$2,727	$2,727	$6,104	$0	$7,020	$7,325	$8,851	$4,774	$0
-AB International Growth Portfolio	$1,105	$1,105	$2,405	$0	$2,765	$2,886	$3,487	$1,838	$0
-AB Mid Cap Value Portfolio	$2,108	$2,138	$2,233	$0	$2,400	$2,530	$3,128	$2,097	$0
-AB Select US Equity Portfolio	$1,204	1,204	$2,585	$0	$2,972	$3,102	$3,748	$1,966	$0
-AB Select US Long/Short Portfolio	$1,926	$1,926	$4,222	$0	$4,856	$5,067	$6,122	$3,244	$0
-AB Small Cap Growth Portfolio	$3,024	$3,024	$7,036	$0	$8,091	$8,443	$10,202	$7,036	$0

AB Funds
Portfolio	Independent Directors								Interested Director
	R. Jay Gerken	Jeffrey R. Holland	Jorge A. Bermudez*	John A. Lovito**	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
-AB Small Cap Value Portfolio	$2,743	$2,743	$2,743	$0	$3,154	$3,290	$3,977	$2,743	$0
ACOF	$2,295	$2,295	$2,295	$0	$2,639	$2,752	$3,328	$2,295	$0
ACS
-AB Corporate Income Shares	$563	$564	$2,749	$0	$2,958	$3,190	$3,967	$2,587	$0
-AB Impact Municipal Income Shares	$701	$702	$3,306	$0	$3,601	$3,862	$4,783	$3,146	$0
-AB Municipal Income Shares	$5,069	$5,076	$21,978	$0	$25,173	$26,392	$32,144	$21,917	$0
-AB Municipal Income Shares C	$520	$519	$519	$0	$597	$623	$753	$519	$0
-AB Municipal Income Shares N	$520	$519	$519	$0	$597	$623	$753	$519	$0
-AB Taxable Multi-Sector Income Shares	$650	$651	$3,073	$0	$3,331	$3,581	$4,442	$2,912	$0
ADGF	$2,637	$2,637	$5,864	$0	$6,744	$7,037	$8,503	$5,864	$0
AEIF	$2,823	$2,823	$2,823	$0	$3,246	$3,386	$4,093	$2,823	$0
AFIS
-AB Government Money Market Portfolio	$7,840	$7,840	$35,943	$0	$41,335	$43,132	$52,118	$35,943	$0
AGBF	$7,088	$7,088	$9,808	$0	$11,280	$11,768	$14,222	$9,808	$0
AGRAF	$2,272	$2,272	$2,272	$0	2,613	$2,725	$3,295	$2,272	$0
AHIF	$4,437	$4,437	$6,230	$0	$7,164	$7,474	$9,033	$6,230	$0
AInstF
-AB Global Real Estate Investment Fund II	$1,713	$1,713	$2,369	$0	$2,724	$2,841	$3,435	$2,369	$0
AMMAF	$11,635	$10,183	$829	$0	$972	$1,018	$1,257	$847	$0
ALCGF	$17,746	$17,746	$39,851	$0	$45,828	$47,821	$57,783	$39,850	$0
AMIF
-AB California Portfolio	$1,792	$1,792	$3,895	$0	$4,479	$4,674	$5,648	$2,980	$0
-AB High Income Municipal Portfolio	$2,797	$2,797	$6,217	$0	$7,150	$7,460	$9,015	$4,821	$0
-AB National Portfolio	$2,229	$2,229	$4,885	$0	$5,618	$5,862	$7,083	$3,761	$0
-AB New York Portfolio	$1,337	$1,337	$2,893	$0	$3,327	$3,471	$4,194	$2,204	$0
AMIF II
-AB Massachusetts Portfolio	$1,177	$1,177	$2,537	$0	$2,918	$3,044	$3,679	$1,932	$0
-AB Virginia Portfolio	$1,142	$1,142	$2,463	$0	$2,833	$2,956	$3,572	$1,875	$0

AB Funds
Portfolio	Independent Directors								Interested Director
	R. Jay Gerken	Jeffrey R. Holland	Jorge A. Bermudez*	John A. Lovito**	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
ARVF	$3,265	$3,265	$4,588	$0	$5,276	$5,504	$6,652	$4,588	$0
ASGTF	$2,045	$2,045	$4,638	$0	$5,334	$5,566	$6,725	$4,638	$0
ASITF	$1,594	$1,594	$3,499	$0	$4,024	$4,199	$5,074	$2,690	$0
ABT
-AB Discovery Value Fund	$4,867	$4,867	$4,867	$0	$5,597	$5,839	$7,058	$4,867	$0
-AB International Value Fund	$2,206	$2,206	$2,206	$0	$2,537	$2,646	$3,199	$2,206	$0
-AB Large Cap Value Fund	$2,599	$2,599	$2,599	$0	$2,989	$3,118	$3,769	$2,599	$0
TAP
-AB All Market Total Return Portfolio	$1,946	$1,946	$2,694	$0	$3,097	$3,232	$3,905	$2,694	$0
-AB Growth Fund	$1,966	$1,966	$4,266	$0	$4,905	$5,119	$6,185	$4,266	$0
-AB Tax-Managed Wealth Appreciation Strategy	$2,367	$2,367	$3,272	$0	$3,763	$3,927	$4,745	$3,272	$0
-AB Wealth Appreciation Strategy	$2,724	$2,724	$3,774	$0	$4,340	$4,529	$5,473	$3,774	$0
SCB
-AB Core Bond Portfolio	$18,085	$16,135	$5,422	$0	$6,235	$6,505	$7,862	$5,422	$0
-Diversified Municipal Portfolio	$21,585	$19,195	$6,063	$0	$6,973	$7,274	$8,792	$6,063	$0
-Overlay A Portfolio	$3,444	$3,215	$1,951	$0	$2,243	$2,339	$2,829	$1,951	$0
-Tax-Aware Overlay A Portfolio	$5,767	$5,241	$2,346	$0	$2,698	$2,814	$3,402	$2,346	$0
-Overlay B Portfolio	$3,011	$2,833	$1,849	$0	$2,126	$2,217	$2,681	$1,849	$0
-Tax-Aware Overlay B Portfolio	$3,961	$3,661	$2,010	$0	$2,312	$2,411	$2,915	$2,010	$0
Bernstein
-International Strategic Equities Portfolio	$34,388	$30,544	$9,385	$0	$10,793	$11,261	$13,609	$0	$0
-International Small Cap Portfolio	$5,970	$5,446	$2,559	$0	$2,943	$3,069	$3,711	$0	$0
-Small Cap Core Portfolio	$4,437	$4,089	$2,175	$0	$2,502	$2,609	$3,154	$0	$0

AB Funds
Portfolio	Independent Directors								Interested Director
	R. Jay Gerken	Jeffrey R. Holland	Jorge A. Bermudez*	John A. Lovito**	Jeanette W. Loeb	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
Compensation from the AB Funds Complex, including the Funds, during 2025****	$380,000	$380,000	$380,000	$0	$437,000	$456,000	$551,000	$365,862	$0

*	Mr. Bermudez resigned as a Director of the Companies effective May 4, 2026.
**	Mr. Lovito was appointed as a Director of the Companies effective June 1, 2026.
***	Amounts provided are estimated for the Fund’s current fiscal year as the Fund was not in operation for its entire previous fiscal year.
****	Represents compensation from 26 investment companies (91 investment portfolios) within the AB Funds Complex, including the Funds, as to which the Director is a Director or Trustee. This amount also includes compensation received from certain investment companies advised by the Adviser that are not included in this Proxy Statement due to their respective liquidations occurring prior to the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Trustees and certain officers of AMMAF, the Adviser, certain affiliated persons of the Adviser, and persons who beneficially own more than 10% of any class of outstanding securities of AMMAF are required to file forms reporting their affiliation with AMMAF and reports of ownership and changes in ownership of AMMAF’s securities with the Securities and Exchange Commission (“SEC”). Based on a review of these forms filed electronically with the SEC, AMMAF has determined that the following forms were filed late: for the fiscal year ended March 31, 2026, the Form 3 filed on February 25, 2026 by Vercelia Petty to report becoming a reporting person, and the Form 4 filed on November 18, 2025 by Vikas Kapoor to report a sale of shares.

APPENDIX D – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certain information regarding the independent registered public accounting firm for the Funds whose stockholders are to vote on Proposal One regarding the election of Fund Directors is provided below.

Independent Auditors for the Funds

The Board of each AB Fund, with the exception of SCB, Bernstein, and AMMAF, has selected Ernst & Young LLP (“E&Y”) to serve as the Fund’s independent registered public accounting firm, while the Boards of SCB, Bernstein and AMMAF has each selected PricewaterhouseCoopers LLP (“PwC”) (PwC and E&Y, each an “Auditor”) to serve in that capacity for the respective Funds. Each Auditor has audited the accounts of the respective Funds for the Fund’s last two fiscal years, and each Auditor has represented that it does not have any direct financial interest or any material indirect financial interest in the respective Funds. Representatives of the Auditors are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Report of the Audit Committee of AMMAF

The Audit Committee of AMMAF will discuss with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and will receive the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and will discuss with PwC their independence.

The Audit Committee reviews and discusses the audit of AMMAF’s financial statements with fund management and PwC. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the AMMAF’s Annual Report to Stockholders as filed with the Securities and Exchange Commission, the Audit Committee would be notified by fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for AMMAF. The Audit Committee reviewed and discussed the audit of AMMAF’s financial statements with fund management and PwC at a meeting held on May 21, 2026, and recommended to the Board that AMMAF’s audited financial statements for the fiscal year ended March 31, 2026 be included in its Annual Report to Stockholders.

R. Jay Gerken, Member of the Audit Committee

Jeffrey R. Holland, Member of the Audit Committee

Jeanette W. Loeb, Member of the Audit Committee

John A. Lovito, Member of the Audit Committee

Carol C. McMullen, Chair of the Audit Committee

Garry L. Moody, Member of the Audit Committee

Emilie D. Wrapp, Member of the Audit Committee

Independent Auditor’s Fees

The following table sets forth the aggregate fees billed by each Fund’s independent registered public accounting firm identified above, for each Fund’s fiscal years ended 2025 and 2024, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation. The following table also shows aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund.

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB ETFs*
AB California Intermediate Municipal ETF	29,000	N/A	—	N/A	8,400	—	1,634,412	N/A	8,400 — (8,400)	N/A
AB Conservative Buffer ETF	23,000	23,000	—	—	26,392	13,646	1,652,404	1,730,104	26,392 — (26,392)	13,646 — (13,646)
AB Core Bond ETF	115,500	N/A	—	N/A	14,000	—	1,640,012	N/A	14,000 — (14,000)	N/A
AB Core Plus Bond ETF	55,000	29,000	—	—	22,121	16,014	1,648,133	1,732,472	22,121 — (22,121)	16,014 — (16,014)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024
AB Corporate Bond ETF	25,000	25,000	—	—	15,726	16,014	1,641,738	1,732,472	15,726 — (15,726)		16,014 — (16,014)
AB Disruptors ETF	23,000	23,000	—	—	17,598	17,361	1,643,610	1,733,819	17,598 — (17,598)		17,361 — (17,361)
AB Emerging Markets Opportunities ETF	29,000	N/A	—	N/A	11,000	N/A	1,637,012	N/A	11,000 — (11,000)		N/A
AB High Yield ETF	60,000	60,000	—	—	19,811	23,710	1,645,823	1,740,168	19,811 — (19,811)		23,710 — (23,710)
AB International Buffer ETF	23,000	N/A	—	N/A	24,468	N/A	1,650,480	N/A	24,468 — (24,468)		N/A
AB International Low Volatility Equity ETF	29,000	76,201	6,500	—	19,017	38,367	1,651,529	1,754,825	25,517 (6,500 (19,017	) )	38,367 — (38,367)
AB International Growth ETF	29,000	N/A	—	N/A	13,050	N/A	1,639,062	N/A	13,050 — (13,050)		N/A
AB Moderate Buffer ETF	23,000	N/A	—	N/A	24,468	N/A	1,650,480	N/A	24,468 — (24,468)		N/A

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024
AB New York Intermediate Municipal ETF	29,000	N/A	—	N/A	8,300	N/A	1,634,312	N/A	8,300 — (8,300)		N/A
AB Short Duration High Yield ETF	60,000	99,000	5,500	—	18,340	39,074	1,649,852	1,751,532	23,840 (5,500 (18,340	) )	35,074 — (35,074)
AB Short Duration Income ETF	50,000	95,700	5,500	—	14,725	39,574	1,646,237	1,756,032	20,225 (5,500 (14,725	) )	39,574 — (39,574)
AB Tax-Aware Intermediate Municipal ETF	29,000	29,000	—	—	14,725	13,336	1,640,737	1,729,794	14,725 — (14,725)		13,336 — (13,336)
AB Tax-Aware Long Municipal ETF	29,000	29,000	—	—	14,725	13,336	1,640,737	1,729,794	14,725 — (14,725)		13,336 — (13,336)
AB Tax-Aware Short Duration Municipal ETF	29,000	25,000	—	—	16,226	15,788	1,642,238	1,732,246	16,226 — (16,226)		15,788 — (15,788)
AB Ultra Short Income ETF	25,000	25,000	—	—	16,226	17,543	1,642,238	1,743,001	16,226 — (16,226)		17,543 — (17,543)
AB US High Dividend ETF	23,000	23,000	—	—	16,497	21,753	1,642,509	1,738,211	16,497 — (16,497)		21,753 — (21,753)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB US Large Cap Strategic Equities ETF	23,000	23,000	—	—	14,726	30,043	1,640,738	1,746,501	14,726 — (14,726)	30,043 — (30,043)
AB US Low Volatility Equity ETF	23,000	23,000	—	—	15,103	18,647	1,641,115	1,735,105	15,103 — (15,103)	18,647 — (18,647)
AB US Equity ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ABF
AB All Market Real Return Portfolio	92,184	92,184	—	—	67,815	46,261	1,692,259	2,070,567	67,815 — (67,815)	46,261 — (46,261)
AB Bond Inflation Strategy	100,902	100,902	—	—	20,261	17,252	1,644,705	2,041,557	20,261 — (20,261)	17,252 — (17,252)
AB Income Fund	120,000	127,218	—	—	33,833	26,962	1,658,277	2,051,268	33,833 — (33,833)	26,962 — (26,962)
AB Municipal Bond Inflation Strategy	73,009	73,009	—	—	19,645	17,351	1,644,089	2,041,657	19,645 — (19,645)	17,351 — (17,351)
AB Sustainable Thematic Credit Portfolio	47,250	47,250	—	—	19,435	22,920	1,643,879	2,047,226	19,435 — (19,435)	22,920 — (22,920)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB Tax-Aware Fixed Income Opportunities Portfolio	45,000	45,000	—	—	27,865	23,724	1,652,309	2,048,030	27,865 — (27,865)	23,724 — (23,724)
ACF
AB All China Equity Portfolio	35,674	35,674	—	—	25,275	21,720	1,651,287	1,738,178	25,275 — (25,275)	21,720 — (21,720)
AB Concentrated Growth Fund	30,000	30,000	—	—	20,227	18,333	1,450,611	2,093,169	20,227 — (20,227)	18,333 — (18,333)
AB Emerging Markets Multi-Asset Portfolio	60,657	60,657	—	—	41,516	36,542	1,268,773	1,949,620	41,516 — 41,516	36,542 — (36,542)
AB Global Core Equity Portfolio	44,022	44,022	—	—	52,152	22,326	1,482,536	2,097,162	52,152 — (52,152)	22,326 — (22,326)
AB International Growth Portfolio	35,000	35,000	—	—	44,487	20,397	1,474,871	2,095,233	44,487 — (44,487)	20,397 — (20,397)
AB Mid Cap Value Portfolio	40,453	30,340	—	—	13,000	11,700	1,639,012	1,728,158	13,000 — (13,000)	11,700 — (11,700)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB Select US Equity Portfolio	36,420	36,420	—	—	25,616	20,785	1,456,000	2,095,621	25,616 — (25,616)	20,785 — (20,785)
AB Select US Long/Short Portfolio	40,200	40,200	—	—	22,315	19,017	1,452,699	2,093,853	22,315 — (22,315)	19,017 — (19,017)
AB Small Cap Growth Portfolio	33,994	33,994	—	—	17,473	15,707	1,843,821	2,090,543	17,473 — (17,473)	15,707 — (15,707)
AB Small Cap Value Portfolio	32,974	32,974	—	—	24,519	22,389	1,650,446	1,736,973	24,434 — (24,434)	20,515 — (20,515)
ACOF	36,034	36,034	—	—	24,434	20,515	1,650,446	1,736,973	24,434 — (24,434)	20,515 — (20,515)
ACS
AB Corporate Income Shares	34,164	34,164	—	—	17,471	14,586	2,003,077	1,981,599	17,471 — (17,471)	14,586 — (14,586)
AB Impact Municipal Income Shares	31,218	31,218	—	—	19,856	15,750	2,005,462	1,982,763	19,856 — (19,856)	15,750 — (15,750)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB Municipal Income Shares	70,000	47,621	—	—	19,856	15,750	2,005,462	1,982,763	19,856 — (19,856)	15,750 — (15,750)
AB Taxable Multi-Sector Income Shares	37,843	37,843	—	—	19,344	15,586	2,004,950	1,982,599	19,344 — (19,344)	15,586 — (15,586)
AB Municipal Income Shares C**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB Municipal Income Shares N**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ADGF	34,504	34,504	—	—	18,485	16,690	1,844,833	2,091,526	18,485 — (18,485)	16,690 — (16,690)
AEIF	40,453	40,453	—	—	26,519	20,817	1,652,531	1,737,275	26,519 — (26,519)	20,817 — (20,817)
AFIS
AB Government Money Market Portfolio	30,255	30,255	—	—	20,659	17,300	2,006,265	1,984,313	20,659 — (20,659)	17,300 — (17,300)
AGBF	100,000	100,000	—	—	38,138	15,074	1,712,984	2,068,978	38,138 — (38,138)	15,074 — (15,074)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AGRAF	88,612	88,612	—	—	43,159	42,068	1,669,171	1,758,526	43,159 — (43,159)	42,068 — (42,068)
AHIF	155,000	169,203	—	—	34,234	34,553	1,658,678	2,058,859	34,234 — (34,234)	34,553 — (34,553)
AInstF
AB Global Real Estate Investment Fund II	50,991	50,991	—	—	31,624	31,882	1,656,068	2,056,128	31,624 — (31,624)	31,822 — (31,822)
ALCGF	33,994	33,994	—	—	20,361	18,298	1,846,709	2,093,134	20,361 — (20,361)	18,298 — (18,298)
AMMAF	70,600	70,600	—	—	57,798	28,923	2,490,071	4,311,282	57,798 — (57,798)	28,923 — (28,923)
AMIF
AB California Portfolio	39,152	39,152	—	—	18,954	18,428	1,478,093	2,070,514	18,954 — (18,954)	18,428 — (18,428)
AB High Income Municipal Portfolio	70,000	48,760	—	—	19,454	18,928	1,478,593	2,071,014	19,454 — (19,454)	18,928 — (18,928)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB National Portfolio	40,597	40,597	—	—	18,954	18,428	1,478,093	2,070,514	18,954 — (18,954)	18,428 — (18,428)
AB New York Portfolio	40,597	40,597	—	—	18,954	18,428	1,478,093	2,070,514	18,954 — (18,954)	18,428 — (18,428)
AMIF II
AB Massachusetts Portfolio	32,320	32,320	—	—	18,816	18,290	1,477,955	2,070,376	18,816 — (18,816)	18,290 — (18,290)
AB Virginia Portfolio	32,320	32,320	—	—	18,816	18,290	1,477,955	2,070,376	18,816 — (18,816)	— — (18,290)
ARVF	36,034	36,034	—	—	23,901	19,740	1,648,345	2,044,046	23,901 — (23,901)	19,740 — (19,740)
ASGTF	46,715	46,715	—	—	26,110	27,050	1,852,458	2,101,886	26,110 — (26,110)	27,050 — (27,050)
ASITF	46,715	46,715	—	—	97,579	21,676	1,527,963	2,096,512	97,579 — (97,579)	21,676 — (21,676)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
ABT
AB Discovery Value Fund	40,453	40,453	—	—	22,993	22,480	1,649,005	1,738,938	22,993 — (22,993)	22,480 — (22,480)
AB International Value Fund	45,552	45,552	—	—	27,332	24,282	1,653,344	1,740,740	27,332 — (27,332)	24,282 — (24,282)
AB Large Cap Value Fund	35,524	35,524	—	—	23,041	19,943	1,649,053	1,736,401	23,041 — (23,041)	19,943 — (19,943)
TAP
AB All Market Total Return Portfolio	106,481	106,481	—	—	36,102	23,964	1,478,020	2,077,868	36,102 — (36,102)	23,964 — (23,964)
AB Growth Fund	33,994	33,994	—	—	18,176	16,063	1,844,524	2,090,899	18,176 — (18,176)	16,063 — (16,063)
AB Tax-Managed Wealth Appreciation Strategy	44,723	44,723	—	—	25,093	12,679	1,467,011	2,066,583	25,093 — (25,093)	12,679 — (12,679)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024
AB Wealth Appreciation Strategy	44,723	44,723	—	—	23,175	11,478	1,465,093	2,065,382	23,175 — (23,175)		11,478 — (11,478)
Bernstein
International Strategic Equities Portfolio	23,618	26,250	807	1,176	129,607	130,492	1,215,938	4,542,552	130,414 (807 (129,607	) )	131,668 (1,176 (130,492	) )
International Small Cap Portfolio	23,618	26,250	807	1,176	57,963	60,056	1,144,294	4,472,116	58,770 (807 (57,963	) )	61,232 (1,176 (60,056	) )
Small Cap Core Portfolio	20,506	22,785	807	1,176	27,593	26,792	1,113,924	4,438,852	28,400 (807 (27,593	) )	27,968 (1,176 (26,792	) )
SCB
AB Core Bond Portfolio	92,083	100,034	807	1,176	34,213	30,663	1,120,544	4,442,722	35,020 (807 (34,213	) )	31,839 (1,176 (30,663	) )
Diversified Municipal Portfolio	109,069	122,720	807	1,176	36,424	40,664	1,122,755	4,452,723	37,231 (807 (36,424	) )	41,840 (1,176 (40,664	) )
Overlay A Portfolio	65,435	72,706	—	—	55,259	51,926	1,140,783	4,462,809	55,259 — (55,259)		51,926 — (51,926)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Composed of Audit Related Fees) (Portion Composed of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Overlay B Portfolio	70,384	83,205	—	—	51,449	48,570	1,136,973	4,459,453	51,449 — (51,449)	48,570 — (48,570)
Tax-Aware Overlay A Portfolio	53,539	59,488	—	—	55,271	51,926	1,140,795	4,462,809	55,271 — (55,271)	51,926 — (51,926)
Tax-Aware Overlay B Portfolio	58,039	76,488	—	—	51,945	88,507	1,137,469	4,499,390	51,945 — (51,945)	88,507 — (88,507)

*	The amounts provided for certain series of AB ETFs are described as “N/A” because these series had not commenced operations as of the fiscal year indicated.

**	The inception date for AB Municipal Income Shares C and AB Municipal Income Shares N is January 27, 2026.

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the applicable Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. Each Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees are for services pre-approved by the applicable Fund’s Audit Committee.

Each Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

APPENDIX E — FORMS OF PROPOSED AGREEMENTS

The forms of Proposed Agreements discussed in this Proxy Statement appear below. A form of Proposed Agreement is provided for multiple Funds in instances in which the Current Agreements do not differ materially.

FORM OF INVESTMENT ADVISORY CONTRACT

[ETFs]

66 Hudson Boulevard East

New York, New York 10001

[   ], 2026

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are an open-end management investment company registered under the Investment Company Act of 1940 (the “Act”). We are currently authorized to issue separate portfolios of shares and our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the Prospectuses and the Statements of Additional Information constituting parts of the Registration Statement filed on our behalf under the Securities Act of 1933, as amended, and the Act. We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our Prospectuses and Statements of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of the assets in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You will make decisions with respect to all purchases and sales of securities in each of our Portfolios. To carry out such decisions, you are hereby authorized,

as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in securities in each of our Portfolios you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(c) You will report to our Directors at each meeting thereof all changes in each Portfolio since the prior report, and will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to securities in each of our Portfolios as you may believe appropriate or as we reasonably may request. In making such purchases and sales of securities in any of our Portfolios, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Securities Act of 1933 and the Act, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and restrictions for each of our Portfolios.

(d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement and at our request you will provide to us persons satisfactory to our Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates (other than us) shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of the promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-1 under the Act and the costs of printing our prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

3. Except as set forth in this paragraph, you agree to pay all expenses incurred by us. We, on behalf of each Portfolio, on a Portfolio-by-Portfolio basis out of the assets of the particular Portfolio for which an expense relates, agree to pay all of the following expenses incurred by each Portfolio: (a) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (b) expenses of each Portfolio incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions but not including fees of a Portfolio’s custodian relating to portfolio transactions; (c) expenses incurred in connection with any distribution plan adopted by us in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (d) the advisory fee payable to you hereunder; (e) the cost of personnel providing services to us that is payable by us pursuant to subparagraph (d) of paragraph 2 above; and (f) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Directors who are not “interested persons” as defined in the 1940 Act). The internal expenses of pooled investment vehicles in which a Portfolio may invest (acquired fund fees and expenses) are not expenses of the Portfolio and are not paid by you, except that you shall reimburse each Portfolio for its share of the internal expenses (advisory fees and other expenses) of any pooled investment vehicle for which you serve as investment adviser.

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. In consideration of the foregoing, we will pay you monthly on the last day of each month with respect to the [   ] ETF a fee of [   ]% of the Portfolio’s average net assets; provided, however, that your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month, and provided further that upon any termination of this agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination shall be prorated according to the proportion which such period bears to such full month and shall be payable upon the date of termination.

6. This agreement (i) shall become effective on the date hereof, (ii) shall remain in effect for a term of one year from the date hereof, and (iii) shall continue in effect thereafter with respect to each Portfolio so long as its continuance is specifically approved at least annually by our Directors or by majority vote of the holders of our outstanding voting securities (as so defined) of such Portfolio, and, in either case, by a majority of our Directors who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as Directors of the Fund) provided further, however, that if the continuation of this agreement is not approved as to a Portfolio, you may continue to render to such Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our Directors on 60 days’ written notice to you, or by you with respect to any Portfolio on 60 days’ written notice to us.

7. This agreement may not be transferred, assigned, sold or in any matter hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms “transfer”, “assignment” and “sale” as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the directors of AllianceBernstein Corporation, general partner, who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB Active ETFs, Inc.

By:

 Name:

 Title:

Agreed to and accepted [   ], 2026.

AllianceBernstein L.P.

By:

 Name:

 Title:

FORM OF INVESTMENT ADVISORY CONTRACT

[ABF, ABT, ACOF, AEIF, AFIS, AGBF, AGRAF, AHIF, AInstF, ALCGF, AMIF, AMIF II, ARVF, ASGTF and ASITF]

66 Hudson Boulevard East

New York, New York 10001

[   ], 2026

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

Dear Sirs:

We herewith confirm our agreement with you as follows:

1.     We are an open-end management investment company registered under the Investment Company Act of 1940 (the “Act”). We are currently authorized to issue [   ] portfolios of shares and our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the Prospectuses and the Statements of Additional Information constituting parts of the Registration Statement filed on our behalf under the Securities Act of 1933 and the Act. We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our Prospectuses and Statements of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of the assets in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You will make decisions with respect to all purchases and sales of securities in each of our Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in securities in each of our Portfolios you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(c) You will report to our Directors at each meeting thereof all changes in each Portfolio since the prior report, and will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to securities in each of our Portfolios as you may believe appropriate or as we reasonably may request. In making such purchases and sales of securities in any of our Portfolios, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Securities Act of 1933 and the Act, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and restrictions for each of our Portfolios.

(d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement and at our request you will provide to us persons satisfactory to our Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates (other than us) shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of the promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-1 under the Act and the costs of printing our prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

3. It is further agreed that you will reimburse us for that portion of the ordinary operating expenses of each of our Portfolios (except interest, taxes, brokerage, distribution service fees paid in accordance with an effective plan pursuant to Rule 12b-1 under the Act and extraordinary expenses, all to the extent permitted by applicable state law and regulation) (collectively, “Excludable

Expenses”) incurred by us which exceeds, as to a Portfolio, the limits applicable to such Portfolio under the laws or regulations of any state in which our shares of such Portfolio are qualified for sale for the prior fiscal year. [Applicable for ABF, AEIF, AGBF, AGRAF, AHIF, ALCGF, AMIF, AMIF II, ARVF, ASGTF and ASITF]

We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses including: (a) payment of the fees payable to you under paragraph (5) hereof; (b) custody, transfer, and dividend disbursing expenses; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to us, as provided in subparagraph (d) of paragraph 2 above; (g) costs of printing our prospectuses and shareholder reports; (h) cost of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (l) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Act provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan.

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. In consideration of the foregoing, we will pay you [monthly on the last day of each month] with respect to the [   ] Portfolio a fee of [   ]; provided, however, that your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month, and provided further that, upon any termination of this agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination shall be prorated according to the proportion which such period bears to such full month and shall be payable upon the date of termination.

6. This agreement shall (i) become effective on the date hereof, (ii) shall remain in effect for a term of one year from the date hereof and (iii) shall continue in effect thereafter with respect to each Portfolio so long as its continuance is specifically approved at least annually by our Directors or by majority vote of the holders of our outstanding voting securities (as so defined) of such Portfolio, and, in either case, by a majority of our Directors who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as Directors of the Fund) provided further, however, that if the continuation of this agreement is not approved as to a Portfolio, you may continue to render to such Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our Directors on 60 days’ written notice to you, or by you with respect to any Portfolio on 60 days’ written notice to us.

7. This agreement shall not be amended as to any Portfolio unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Directors/Trustees who are not parties to this agreement or interested persons, as defined in the Act, of any party to this agreement (other than as our Directors/Trustees), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio. Shareholders of a Portfolio not affected by any such amendment shall have no right to participate in any such vote. [Applicable for ABT, ACOF, AFIS and AInstF]

8. This agreement may not be transferred, assigned, sold or in any matter hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms “transfer”, “assignment” and “sale” as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder. [Applicable for ABF, AEIF, AFIS, AGBF, AGRAF, AHIF, AInstF, ALCGF, AMIF, AMIF II, ARVF, ASGTF and ASITF]

As to any particular Portfolio, this agreement may not be assigned by you and, as to such Portfolio, this agreement shall terminate automatically in the event of any assignment by you. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder. [Applicable for ABT and ACOF]

9. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the directors of AllianceBernstein Corporation, general partner, who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

10. If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the terms “Alliance” or “Bernstein.” You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term “Alliance” or “Bernstein” or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time. [Applicable for all except AGRAF, AMIF, ARVF and ASGTF]

11. This agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act. [Applicable for all except ABF, AGRAF and AMIF]

12. This agreement embodies that entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. For the avoidance of doubt, this agreement does not, and is not intended to, confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors. [Applicable for AFIS]

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds. [Applicable for ABT]

Notice is hereby given that this agreement is entered into on our behalf by an officer of our Trust in his capacity as an officer and not individually and that the obligations of or arising out of this agreement are not binding upon any of our Trustees, officers, shareholders, employees or agents individually but are binding only upon the assets and property of our Trust. [Applicable for AMIF II]

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

[Fund Name]

By:

 Name:

 Title:

Accepted: [   ], 2026

ALLIANCEBERNSTEIN L.P.

By:

 Name:

 Title:

FORM OF ADVISORY AGREEMENT

[AMMAF]

66 Hudson Boulevard East

New York, New York 10001

[   ], 2026

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Declaration of Trust, By-Laws, registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Trustees. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

 (a) You will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio investments you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. In making such purchases and sales of our portfolio investments, you will bear in mind the policies set from time to time by our Board of Trustees as well as the limitations imposed by our Declaration of Trust and in our Registration Statement under the Act and the Securities Act of 1933, and the limitations of the Act and the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies.

 (b) You will report to our Board of Trustees at each meeting thereof on the management of our portfolio investments, and will also keep us in touch with important developments affecting such portfolio investments and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in our portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio investments as you may believe appropriate or as we reasonably may request.

 (c) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. During the continuance of this agreement at our request you will provide us at your expense persons satisfactory to our Board of Trustees to serve as our officers, and you shall be responsible for the compensation of any of our trustees who devote part of their time to the affairs of you and your affiliates (other than us). Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. Nothing contained herein shall be construed to limit your right to reimbursement under the Administrative Reimbursement Agreement dated as of the date hereof between us and you (the “Administrative Reimbursement Agreement”) with respect to services provided under the Administrative Reimbursement Agreement for which reimbursement has been approved by our Board of Trustees. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties, or to restrict your right to be compensated by us pursuant to separate agreement(s) for providing to us clerical, accounting and other services not specifically addressed herein.

3. Subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our expenses, including: (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on us; (c) interest charges on borrowings; (d) our organizational and offering expenses, whether or not advanced by you; (e) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of our shares on any national securities exchange; (g) expenses of printing and distributing our prospectuses and reports to shareholders; (h) costs of proxy solicitations; (i) charges and expenses of our administrator(s) (including your charges under the Administrative Reimbursement Agreement), custodian, and transfer and dividend disbursing agent and registrar of shares; (j) compensation of our officers, Trustees and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (k) legal and auditing expenses; (l) payment of all investment advisory fees (including the fees payable to you hereunder); (m) fee and charges of any third parties providing due diligence reviews of the operations of investment managers of our potential and actual investments and the travel costs of your personnel in connection with such reviews; (n) costs of stationery and supplies; and (o) costs of periodic offers to repurchase our shares.

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. In consideration of the foregoing we will pay you a monthly fee at an annual rate of [    ] of our net assets determined as of the last day of each calendar month, adjusted upward for amounts accepted as subscriptions as of the first day of the subsequent month and adjusted downward for amounts accepted as repurchases as of the first day of the subsequent month. Such fee shall be payable in arrears on the last day of the subsequent calendar month for services performed hereunder during such month. If this agreement becomes effective after the beginning of a month or this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

6. This agreement shall become effective on the date hereof and shall continue in force for a term of one year from the date hereof, and shall continue in effect thereafter provided that such continuance is specifically approved at least annually by our Board of Trustees or by vote of the holders of a majority of our outstanding voting securities (as defined in the Act), and, in either case, by a majority of our Board of Trustees who are not interested persons, as defined in the Act, of any party to this agreement). Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Trustees on sixty days’ written notice to you, or by you on sixty days’ written notice to us.

7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge. The terms “transfer”, “assignment” and “sale” as used in this paragraph shall have the meanings ascribed hereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of AllianceBernstein Corporation, your general partner, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

 (a) You will notify us of any change in general partners of your partnership within a reasonable time after such change.

9. If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the term “AllianceBernstein”. You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term “AllianceBernstein” or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB Multi-Manager Alternative Fund

By:

 Name:

 Title:

Accepted: [   ], 2026

ALLIANCEBERNSTEIN L.P.

By:

 Name:

 Title:

FORM OF INVESTMENT ADVISORY CONTRACT

[ACF]

66 Hudson Boulevard East

New York, New York 10001

[   ], 2026

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are currently authorized to issue separate classes of shares and our Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and statement of additional information constituting parts of our Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “Registration Statement”). We are engaged in the business of investing and reinvesting our capital of each of our Portfolios in securities of the type and in accordance with the limitations specified in our Certificate of Incorporation, By-Laws, Registration Statement, and any representation made in our Prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof. We will also keep you currently advised as to the make-up of the portfolio of securities in each of our Portfolios.

2. (a) We hereby employ you to advise us in respect of investing and reinvesting of our capital in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(a) You on your own motion will advise us whenever in your opinion conditions are such as to make it desirable that a specific security or group of securities be eliminated from the portfolio of securities of a Portfolio or added to it. You will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, or the industries in which they engage, or the economy generally. Similar information is to be furnished to us with reference to securities which you may believe desirable for inclusion in a Portfolio. You will also furnish us with such statistical information with respect to the securities in each of our Portfolios which we may hold or contemplate purchasing as you may believe appropriate or as we reasonably may request. In advising us, you will bear in mind the limitations imposed by our Certificate of Incorporation and statement of policy included in our Registration Statement and the limitations in the Investment Company Act and of the Internal Revenue Code in respect of regulated investment companies for each of our Portfolios.

(b) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of this contract, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting, administrative and other services to us as we may from time to time request of you. Such personnel may be employees of you and your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject.

3. It is further agreed that, except as provided in paragraph 2(c) hereof, you shall be responsible for the following expenses incurred by us during each year or portion thereof that this agreement is in effect between us: (i) the compensation of any of our directors, officers, and employees who devote less than all of their time to our affairs and who devote part of their time to the affairs of you and your affiliates, (ii) expenses of computing the net asset value of the shares of each of our Portfolios to the extent such computation is required under applicable Federal securities laws, (iii) expenses of office rental, and (iv) clerical and bookkeeping expenses. We shall be responsible and hereby assume the obligation for payment of all our other expenses including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on us, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of each of our Portfolios under the appropriate Federal securities laws (other than expenses relative to the initial registration) and of qualifying the shares of each of our Portfolios under applicable State securities laws, including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing our prospectuses and other reports to stockholders, (f) costs of proxy solicitations, (g) charges and expenses incurred by us in acting as transfer agent and registrar of the shares of each of our Portfolios, (h) charges and expenses of our custodian, (i) compensation of our officers, directors and employees who do not devote any part of their time to the affairs of you or your affiliates, (j) legal and auditing expenses, (k) payment of all investment advisory fees (including the fees payable to you hereunder), (1) costs of stationery and supplies, and (m) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Investment Company Act; provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan.

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of your reckless disregard of your obligations and duties hereunder.

5. In consideration of the foregoing we will pay you, in the case of the [   ] Portfolio, a [monthly] fee at an annualized rate of [   ]% of the [   ] Portfolio managed by you. In the event of any termination of this agreement, your compensation will be calculated on the basis of a period ending on the last day on which this agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

6. This agreement shall (i) become effective on the date hereof, (ii) shall remain in effect for a term of one year from the date hereof, and (iii) shall continue in effect thereafter with respect to each Portfolio provided that such continuance is specifically approved at least annually by our Board of Directors (including a majority of our directors who are not parties to this agreement or interested persons, as defined in the Investment Company Act, of any such party), or by vote of a majority of our outstanding voting securities (as defined in the Investment Company Act) of each Portfolio. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our entire Board of Directors on sixty days’ written notice to you, or by you with respect to any Portfolio on 60 days’ written notice to us.

7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge. The terms “transfer”, “assignment”, and “sale” as used in this paragraph shall have the meanings ascribed thereto by governing and any interpretation thereof contained in rules or regulations promulgated by the Commission thereunder.

8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the Directors of AllianceBernstein Corporation, general partner, who may also be a director, officer or employee of ours, or persons otherwise interested persons with respect to us (within the meaning of the Investment Company Act of 1940) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

9. It is understood that, whether or not we follow the investment advice and recommendations given by you to us hereunder, the provisions contained herein concerning your compensation hereunder shall be binding on you and us.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB CAP FUND, INC.

By:

 Name:

 Title:

Accepted: As of [   ], 2026

AllianceBernstein L.P.

By:

 Name:

 Title:

FORM OF INVESTMENT ADVISORY AGREEMENT

[ACS]

66 Hudson Boulevard East

New York, New York 10001

[   ], 2026

ALLIANCEBERNSTEIN L.P.

501 Commerce Street

Nashville, Tennessee 37203

Dear Sirs:

AB Corporate Shares (the “Trust”), on behalf of each of its series listed on Schedule I hereto (each, a “Fund”), herewith confirms our agreement with you (the “Agreement”) as follows:

1. We are an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). We are currently authorized to issue separate classes of shares and our Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of our Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”). We propose to engage in the business of investing and reinvesting the assets of each Fund in securities (the “portfolio assets”) of the type and in accordance with the limitations specified in our Agreement and Declaration of Trust (“Declaration of Trust”), Bylaws and Registration Statement, and any representations made in our prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by our Trustees. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of the portfolio assets as above specified and, without limiting the generality of the foregoing, to provide the management and other services specified below.

(a) You will make decisions with respect to all purchases and sales of the portfolio assets. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the portfolio assets. In all purchases, sales and other transactions in the portfolio assets, you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) You will report to our Trustees at each meeting thereof all changes in the portfolio assets since the prior report and will also keep us in touch with important developments affecting the portfolio assets and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio assets as you may believe appropriate or as we reasonably may request. In making such purchases and sales of the portfolio assets, you will bear in mind the policies set from time to time by our Trustees as well as the limitations imposed by our Declaration of Trust and in our Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and practices, including restrictions, applicable to each of our Funds.

(c) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement and at our request, you will provide to us persons satisfactory to our Trustees to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time reasonably request of you. Such personnel may be employees of you or your affiliates. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares.

3. During the term of this Agreement, you will pay all expenses you incur in connection with your obligations under this Agreement, except any expenses that are paid by a party other than us under the terms of any other agreement to which we are a party or a third-party beneficiary. You assume and shall pay for maintaining your staff and personnel and shall, at your own expense, provide the equipment, office space and facilities necessary to perform your obligations under this Agreement.

(a) You shall also be responsible for and hereby assume the obligation for payment of all of our expenses that might otherwise be required to be included as “other expenses” of the Fund for purposes of Item 3 of Form N-1A (other than expenses described in paragraph (b) of this Section 3), including, without limitation, the following expenses:

(i) Expenses of our independent public accountants;

(ii) Expenses of our transfer agent(s), registrar, dividend disbursing agent(s) and shareholder recordkeeping services;

(iii) Expenses of our custodian, including any recordkeeping services provided by the custodian;

(iv) Expenses relating to obtaining quotations for calculating the value of each Fund’s net assets;

(v) Expenses relating to the preparation of such reports and other materials as may reasonably be requested by our Trustees;

(vi) Expenses relating to the maintenance of our tax records;

(vii) Expenses, including expenses relating to the procurement of legal services, incident to meetings of our shareholders, the preparation and mailing of our prospectuses and reports to our shareholders, the filing of reports with regulatory bodies, the maintenance of our existence and qualification to do business and the registration of shares with federal and state securities authorities;

(viii) Fees and expenses of our Trustees and officers, and the fees and expenses of any legal counsel or any other persons engaged by such persons in connection with the discharge of their duties as Trustees or officers;

(ix) Costs of printing certificates representing our shares;

(x) Our pro rata portion of the fidelity bond required by Section 17(g) of the Act or other insurance premiums; and

(xi) Association membership dues.

(b) We shall bear, and you will not be responsible for, the following expenses:

(1) Taxes, if any, levied against us or any of the Funds;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

(ii) Costs, including any interest expenses, of borrowing money and (except with respect to AllianceBernstein Corporate Income Shares) other leveraging methods;

(iii) Extraordinary expenses, including extraordinary legal expenses and expenses incurred in connection with litigation, proceedings, or other claims and/or the legal obligations of us to indemnify our trustees, officers, employees, shareholders, distributors and agents with respect thereto; and

(iv) Our organizational and offering expenses to the extent authorized by our Board of Trustees, and any other expenses that are capitalized in accordance with generally accepted accounting principles.

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. You shall receive no compensation from us for your services hereunder. We understand and agree, however, that you and your affiliates expect to receive compensation from third parties in connection with your provision of services hereunder.

6. This Agreement (i) shall become effective on the date hereof, (ii) shall remain in effect for a term of one year from the date hereof, and (iii) shall continue in effect thereafter with respect to a Fund only so long as its continuance with respect to that Fund is specifically approved at least annually by our Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Trustees), and provided further, however, that if the continuation of this Agreement is not approved as to a Fund, you may continue to render to such Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund, or by a vote of our Trustees on 60 days’ written notice to you, or by you with respect to any Fund on 60 days’ written notice to us.

7. This Agreement shall not be amended as to any Fund unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Trustees), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund. Shareholders of a Fund not affected by any such amendment shall have no right to participate in any such vote.

8. As to any particular Fund, this Agreement may not be assigned by you and, as to such Fund, this Agreement shall terminate automatically in the event of any assignment by you. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

9. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of AllianceBernstein Corporation, your general partner, who may also be a Trustee, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

(a) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

10. If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the terms “Alliance” or “Bernstein.” You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term “Alliance” or “Bernstein” or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

11. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

12. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB CORPORATE SHARES

By:

Name:

Title:

Agreed to and accepted

as of [   ], 2026

ALLIANCEBERNSTEIN L.P.

By:

Name:

Title:

SCHEDULE I

Fund

AB Corporate Income Shares

AB Impact Municipal Income Shares

AB Municipal Income Shares

AB Taxable Multi-Sector Income Shares

AB Municipal Income Shares C

AB Municipal Income Shares N

FORM OF MANAGEMENT AGREEMENT

[ADGF]

MANAGEMENT AGREEMENT, made this [ ] day of [   ], 2026 between AB DISCOVERY GROWTH FUND, INC., a Maryland corporation (hereinafter called the “Investment Corporation”), and ALLIANCEBERNSTEIN L.P., a Delaware corporation (hereinafter called the “Manager”).

WHEREAS, the Investment Corporation has been organized for the purpose of investing its funds in chemical, government and other permitted securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

1. The Investment Corporation hereby employs the Manager to manage the investment and reinvestment of the assets of the Investment Corporation and to administer its affairs, subject to the overall supervision of the Board of Directors of the Investment Corporation for the period and on the terms as set forth herein. The Manager hereby accepts such employment and agrees during such period, at its expense, to render the services and to assume the obligations as set forth herein for the compensation provided herein.

2. The Manager will recommend from time to time to the Board of Directors or a committee thereof a general investment program and, subject to the overall supervision of the Board of Directors of the Investment Corporation, will manage the investment and reinvestment of the assets of the Investment Corporation. Such general investment program and the implementation thereof will be in accordance with the policies and restrictions set forth in the Investment Corporation’s Registration Statement under the Investment Company Act of 1940 and its Prospectus which is part of such Registration Statement under the Securities Act of 1933, and such other policies as may from time to time be adopted by the Board of Directors.

3. The Manager will administer the Investment Corporation’s corporate affairs, subject to the overall supervision of the Board of Directors of the Investment Corporation and, in connection therewith, shall furnish the Investment Corporation with an office, and with ordinary clerical and bookkeeping services at such office, and shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Investment Corporation, to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers or employees of the Manager.

In connection with the administration of the corporate affairs of the Investment Corporation, the Manager will bear all of the following expenses:

(i) the salaries and expenses of all personnel, except the fees and expenses of directors who are not affiliated persons of the manager, and

(ii) all expenses incurred by the Manager or by the Investment Corporation in connection with the management of the investment and reinvestment of the assets of the Investment Corporation and in the ordinary course of the administration of the corporate affairs of the Investment Corporation, other than those specifically assumed by the Investment Corporation herein.

Except as otherwise expressly provided above, the Investment Corporation assumes and will pay expenses of the Investment Corporation, including without limitation:

(a) the fees and expenses of directors who are not affiliated persons of the Manager,

(b) the fees and expenses of the custodian which relate to (i) the custodial function and the record- keeping connection therewith, (ii) the providing of records to the Manager useful to the Manager in connection with the Manager’s obligation to maintain the required accounting records of the Investment Corporation, (iii) the pricing of the shares of the Investment Corporation, and (iv) for mail orders, the cashiering function in connection with the issuance and redemption of the Investment Corporation’s securities,

(c) the fees and expenses of the Investment Corporation’s transfer agent or shareholder servicing agent, which may be the custodian, which relate to (i) maintenance of each shareholder account, including all transactions in that account from regular corporate transactions or in accordance with various investment or withdrawal plans provided by the Investment corporation, (ii) providing information with respect to dealers, if any, who participated in the sale of Investment Corporation shares, and (iii) providing information necessary in computing the amount available for a shareholder’s privilege to purchase other funds managed by the Manager or any affiliated persons of the Manager,

(d) the cost of personnel, who may be employees of the Manager or its affiliates, rendering to the Investment Company such clerical, accounting and other services as the Investment Company may from time to time request of the Manager; provided, that all time devoted to the investment or reinvestment of the portfolio assets of the Investment Company shall be for the account of the Manager,

(e) the charges and expenses of auditors,

(f) brokers’ commissions and any issue or transfer taxes chargeable to the Investment Corporation in connection with its securities transactions,

(g) all taxes and corporate fees payable by the Investment Corporation to federal, state or other governmental agencies,

(h) the allocated portion of the fees of any trade association of which the Investment Corporation may be a member,

(i) the cost of stock certificates representing shares of the Investment Corporation,

(j) the fees and expenses involved in registering and maintaining registrations of the Investment Corporation and of its shares with the Securities and Exchange Commission and with State regulatory authorities,

(k) all expenses of shareholders’ and directors’ meetings and of preparing and printing reports to shareholders in the amount necessary for distribution to the shareholders, and

(l) the charges and expenses of legal counsel for the Investment Corporation in connection with legal matters relating to the Investment Corporation, including without limitation, legal services rendered in connection with the Investment Corporation’s corporate existence, corporate and financial structure and relations with its shareholders, and registration and qualifications of securities under federal law, and litigation.

4. With respect to the Investment Corporation’s portfolio securities, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as it shall deem appropriate. In placing orders for such purchases and sales which are being placed with brokers and dealers in accordance with a policy of seeking “best execution” of such orders, it is recognized that the Manager may give consideration to the relationships of the Manager or its parent with brokers or dealers and to research, statistical and other services furnished by brokers or dealers to the Manager or its parent for their use. No security transactions shall be executed through any broker-dealer affiliated with the Manager without the specific approval of a majority of the directors of the Investment Corporation who are not affiliated persons of the Manager.

Notwithstanding the above paragraph, it is understood that it is desirable for the Manager to have access to supplemental research and security and economic analysis provided by brokers and of use to the Investment Corporation, even though such access may require the allocation of brokerage business to brokers who execute brokerage transactions at higher rates to the Investment Corporation than may be available from other brokers who are providing only execution service. Similarly it is important to the Investment Corporation for the Manager to have good business relationships with broker-dealers who, in the Manager’s judgement, are important block traders, or have special knowledge of potential buyers and sellers of substantial blocks of, or who are important dealers in, securities which the Investment Corporation may wish to buy or sell. Therefore, the Manager is authorized to place orders for the purchase and sale of the Investment Corporation’s securities with such brokers, subject to the review by the Board of Directors from time to time with respect to the extent and continuation of this policy. It is understood that the services provided by such brokers may also be useful to the Manager or its parent in connection with service to other clients.

The Board of Directors may authorize the payment by the Investment Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis. Such authorization may be on the Board’s own initiative or based on recommendations by the Manager. The Board may also determine to the extent permitted by generally accepted accounting principles that such payment may be charged to principal or income of the Investment Corporation as they deem appropriate depending on the purpose of such charges and the extent to which such services replace brokerage information which was previously paid for by brokerage commissions.

5. No director, officer or employee of the Investment Corporation shall receive from the Investment Corporation any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager’s staff.

6. In consideration of the foregoing the Investment Corporation will pay the Manager a monthly fee at an annualized rate of [    ] of the Investment Company’s average daily net assets. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

7. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board of Director of the Investment Corporation in following or declining to follow any advice or recommendations of the Manager.

8. (a) Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Corporation to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

(b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

9. As used in this Agreement, the terms “security”, “chemical security”, “government security”, other “permitted security” and “net assets”, defined in Article Eighth of the Articles of Incorporation of the Investment Corporation, shall have the meanings ascribed to them herein, and the terms “assignment” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a)(4) and 2(a)(42), respectively, of the Investment Company Act of 1940.

10. This Agreement shall terminate automatically in the event of its assignment.

11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Corporation or by vote of a majority of the outstanding voting securities of the Investment Corporation by written notice given not less than 60 days’ prior to the termination date addressed to the Manager at its principal place of business and (b) by the Manager by 60 days’ prior written notice addressed to the Investment Corporation at its principal place of business.

12. This Management Agreement shall become effective on the date hereof and shall remain in effect for a term of one year from the date hereof, and shall continue in effect thereafter so long as its continuance is specifically approved at least annually by the Board or by majority vote of the holders of outstanding voting securities, and, in either case, by a majority of the Board who are not parties to this agreement or interested persons, as defined in the Act, of any such party provided further, however, that if the continuation of this agreement is not approved, the Manager may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities, or by a vote of a majority of the Board on 60 days’ written notice to the Manager, or by the Manager on 60 days’ written notice to the Investment Corporation.

Agreement to be executed by their officers hereunto duly authorized.

AB DISCOVERY GROWTH FUND, INC.

ALLIANCEBERNSTEIN L.P.

By AllianceBernstein Corporation, General Partner

FORM OF INVESTMENT ADVISORY AGREEMENT

[TAP]

This Investment Advisory Agreement (this “Contract”) executed as of [   ], 2026 between THE AB PORTFOLIOS, a Massachusetts business trust (the “Trust”), on behalf of each of its portfolio series listed on Exhibit A hereto (each a “Fund”), and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (“Manager”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO THE TRUST AND FUNDS.

(a) Subject always to the control of the Trustees of the Trust, the Manager will, at its expense, furnish continuously an investment program for each Fund, will make investment decisions on behalf of each Fund and will, subject to the provisions of paragraph (c), place all orders for the purchase and sale of each Fund’s portfolio securities. Subject always to the control of the Trustees of the Trust, the Manager will also manage, supervise and conduct the other affairs and business of the Trust and the Funds, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and each Fund’s stated investment objectives, policies and restrictions and will use its best efforts to safeguard and promote the welfare of the Trust and the Funds and to comply with other policies which the Trustees may from time to time determine.

(b) Except as otherwise provided below, the Manager, at its expense, will furnish all necessary office space and equipment and provide persons, who may be the Trust’s officers, to render such clerical, accounting and other services required for it to perform its duties hereunder. Such personnel may be employees of the Manager or its affiliates. The Manager will pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager.

With respect to AB Wealth Appreciation Strategy and AB Tax-Managed Wealth Appreciation Strategy, the Trust, on behalf of AB Wealth Appreciation Strategy and AB Tax -Managed Wealth Appreciation Strategy, will pay to the Manager or its affiliates the cost of personnel for rendering clerical, accounting and other services to AB Wealth Appreciation Strategy and AB Tax-Managed Wealth Appreciation Strategy at such rates as shall from time to time be agreed upon between the Manager and the Trust, provided that all time devoted to the investment or reinvestment of securities in the Funds shall be for the Manager’s account.

(c) In the selection of brokers, dealers, or futures commissions merchants (collectively, “brokers”) and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Manager, bearing in mind each Fund’s best interest at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused any Fund to pay a broker that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Sub-Adviser selected by the Manager as provided in Section l(d) that any entity or person associated with the Manager or such Sub-Adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund which is permitted by Section 1 l(a) of the Securities Exchange Act of 1934, as amended, and Rule 1 la2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2- 2(T)(a)(2)(iv).

(d) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended, the Manager, at its expense, may select and contract with one or more investment advisers (the “Sub-Adviser”) for any Fund to perform some or all of the services for which it is responsible pursuant to paragraph (a) of this Section 1 (and any related facilities or services for which it is responsible under paragraph (b) of this Section 1). The Manager will compensate any Sub-Adviser of such Fund for its services to such Fund. The Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

(e) The Manager shall not be obligated to pay any expenses of or for the Trust or any Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust or in any Fund. It is also understood that the Manager and persons controlling, controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust, on behalf of the Funds, will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the following annual rates applicable to the average daily net asset value of each Fund:

[   ]

Such fee computed with respect to the net asset value of a Fund shall be paid from the assets of such Fund. Such average daily net asset value of each Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that expenses of any Fund for any fiscal year (not including any distribution expenses paid by such Fund pursuant to any distribution plan) should exceed the expense limitation on investment company expenses enforced by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the compensation due to the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to such Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the expenses of such Fund to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of such Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of any Sub-Adviser of the Trust. Shareholders of a Fund not affected by any such amendment shall have no right to vote with respect to such amendment.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

(a) This Contract shall (i) become effective upon its execution, and shall remain in full force and effect for a term of one year from the date of execution and (ii) continue in effect thereafter with respect to each Fund so long as its continuance is specifically approved at least annually by the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval (unless terminated automatically as set forth in Section 4); provided, however, that if the continuance of this Contract is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(b) Either party hereto may at any time terminate this Contract as to any Fund by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party.

Action by the Trust under (b) above may be taken either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the relevant Fund affected. Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION.

The Manager shall promptly notify the Trust in writing of the occurrence of any of the following events: (a) the Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or a Fund, and (c) there shall be any change in the “control” (as defined in the Investment Company Act of 1940, as amended) of the Manager.

7.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of such Fund (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less. For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	USE OF NAME.

The Manager and its affiliates own the names “Alliance,” “Bernstein” and “AllianceBernstein”, which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of any name embodying the names “Alliance,” “Bernstein” and “AllianceBernstein”, but only on the condition and so long as (i) this Agreement shall remain in full force, (ii) the Trust or any Fund, as the case may be, shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) AllianceBernstein L.P. is the Manager of any Fund. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use the names “Alliance,” “Bernstein” and “AllianceBernstein” as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said name, and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said name). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any termination of this Agreement by either party or (ii) the violation of any of its provisions by the Trust or any Fund, as the case may be, the Trust will, at the request of the Manager made within six months after such termination or violation, use its best efforts to change the name of the Trust and each Fund so as to eliminate all reference, if any, to the names “Alliance,” “Bernstein” and “AllianceBernstein” and will not thereafter transact any business in a name containing the names “Alliance,” “Bernstein” or “AllianceBernstein” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the names “Alliance,” “Bernstein” or “AllianceBernstein” or any other reference to the Manager.

Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it.

10.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds.

11.	SEPARATE CONTRACTS.

The Trust, on behalf of each Fund, shall be deemed to have entered into a wholly separate Contract relating exclusively to each such Fund. Any amendment to or termination of this Contract explicitly relating to one or more Funds shall have no affect on, and shall not be considered to amend or terminate this Contract with respect to, any other Fund.

IN WITNESS WHEREOF, THE AB PORTFOLIOS and ALLIANCEBERNSTEIN L.P. have each caused this Investment Advisory Agreement to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

THE AB PORTFOLIOS

By:

 Name:

 Title:

Accepted: [   ], 2026

ALLIANCEBERNSTEIN L.P.

By:

 Name:

 Title:

Exhibit A to Investment Advisory Agreement

AB Growth Fund

AB All Market Total Return Portfolio

AB Wealth Appreciation Strategy

AB Sustainable Thematic Balanced Portfolio

AB Tax-Managed Wealth Appreciation Strategy

FORM OF INVESTMENT MANAGEMENT AGREEMENT

[SCB]

INVESTMENT MANAGEMENT AGREEMENT, dated as of [   ], 2026 between SANFORD C. BERNSTEIN FUND, INC., a Maryland Corporation, (the “Fund”), on behalf of the AB Core Bond Portfolio, the Diversified Municipal Portfolio, the Overlay A Portfolio, the Tax-Aware Overlay A Portfolio, the Overlay B Portfolio and the Tax-Aware Overlay B Portfolio (the “Portfolios”) and ALLIANCEBERNSTEIN L.P., a Delaware Limited Partnership (the “Adviser” or “Alliance”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Duties of the Adviser. The Adviser shall manage the investment operations of the Portfolios and the Fund including, but not limited to, continuously providing the Portfolios with investment management, including investment research, advice and supervision, determining which securities or other investments including, but not limited to, debt and equity securities, options, and futures and options on futures, shall be purchased or sold by the Portfolios, making purchases and sales of securities and such other investments on behalf of the Portfolios and determining how voting and other rights with respect to securities and other investments owned by the Fund on behalf of the Portfolios shall be exercised, subject in each case to oversight by the Board of Directors of the Fund (the “Directors” or the “Board”) and in accordance with the investment objectives and policies of the Fund and of the Portfolios set forth in the Registration Statement and the current Prospectus and Statement of Additional Information relating to the Fund or the Portfolio, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”) and other applicable law. The Fund understands that the Adviser may also act as the investment manager to other persons or entities, including other investment companies.

2. Limitation of Liability. Subject to Section 36 of the Act, the Adviser and the directors, officers and employees of the Adviser, shall not be liable to the Fund or the Portfolios for any error of judgment or mistake of law or for any loss arising out of any investment or the performance or non-performance of duties under this Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of, or by reason of reckless disregard of, obligations and duties under this Agreement.

3. Indemnification. The Fund, on behalf of the Portfolio, shall indemnify and hold harmless the Adviser and the directors, officers, and employees of the Adviser, against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect the Adviser or any director, officer or employee thereof against any liability to the Fund or its stockholders, to which the Adviser or any director, officer or employee thereof would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.

4. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under Section 1 of this Agreement and shall pay any salaries, fees and expenses of the Directors who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund or a Portfolio, including (a) the fees payable to Alliance under this Agreement and the Shareholder Servicing and Administrative Agreement; (b) the fees and expenses of Directors who are not affiliated with Alliance; (c) the fees and expenses of the Custodian and Transfer Agent including but not limited to fees and expenses relating to Fund accounting, pricing of the Portfolios’ shares, and computation of net asset value; (d) the fees and expenses of calculating yield and/or performance of the Portfolios; (e) the charges and expenses of legal counsel and independent accountants; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which the Fund is a member; (h) reimbursement of the Portfolios’ share of the organization expenses of the Portfolios or the Fund; (i) the fees and expenses involved in registering and maintaining registration of the Fund and the shares of the Portfolios with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board of Directors’ meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (j) brokers’ commissions, dealers’ mark-ups and any issue or transfer taxes chargeable in connection with the Portfolios’ transactions; (k) the cost of stock certificates representing shares of the Portfolios; (l) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors and officers insurance and errors and omissions insurance; and (m) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

5. Compensation. As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1 of this Agreement, the Fund, on behalf of each Portfolio, will pay the Adviser, promptly after the end of each month, fees at the rates set forth below:

[     ]

If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

6. Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers, or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to portfolio transactions as set forth in the Registration Statement and the current Prospectus or Statement of Additional Information covering the respective Portfolios, as amended from time to time, or as the Directors may direct from time to time. Nothing herein shall prohibit the Directors from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

7. Term of Agreement. This Agreement shall become effective on the date hereof, and shall remain in effect for a term of one year from the date hereof, and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Act with regard to investment advisory contracts; provided, however, that this Agreement may be terminated at any time without the payment of any penalty, on behalf of any or all of the Portfolios, by the Fund, by the Board or, with respect to any Portfolio, by vote of a majority of the outstanding voting securities (as defined in the Act) of any Portfolio, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

8. Miscellaneous. The Fund hereby agrees that if at any time the Adviser shall cease to act as investment adviser to any Portfolio or to the Fund, at the request of the Adviser (or its successor) the Fund shall take all steps necessary under law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein from the name of the Portfolio, and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

IN WITNESS WHEREOF, the Fund, on behalf of the Portfolios, and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SANFORD C. BERNSTEIN FUND, INC.

By:
Name:
Title:

Agreed to and accepted [    ], 2026.

ALLIANCEBERNSTEIN L.P.

By:
Name:
Title:

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

[Bernstein]

This Investment Advisory Agreement (the “Agreement”) is entered into as of [   ], 2026 by and between Bernstein Fund, Inc. (the “Fund”), a corporation duly organized and existing under the laws of the State of Maryland on behalf of the portfolios listed on Annex A hereto (each, a “Portfolio” and, together, the “Portfolios”) and AllianceBernstein L.P, a limited partnership duly organized and existing under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Fund and the Portfolios on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund and the Adviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The investment objective(s), policies and limitations of each Portfolio of the Fund are specified in the applicable prospectus and Statement of Additional Information for the Portfolio (collectively, the “Disclosure Documents”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented.

(b) Appointment of Adviser. The Fund hereby appoints the Adviser to act as a manager and investment adviser of the Fund’s Portfolios and to furnish, or arrange for its affiliates or subadvisers to furnish, the management, administrative and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense (except as otherwise provided herein), to render, or arrange for the rendering of, such services and to assume the obligations herein for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

2. Duties of the Investment Adviser

(a) Management and Administrative Services. The Adviser shall perform, or arrange for its affiliates to perform, the management and administrative services necessary for the operation of the Fund and the Portfolios, including providing the Fund necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Fund and the Portfolios, shall conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. As described below in Section 7(c) of this Agreement, the Fund agrees to reimburse the Adviser or its affiliates for the costs and expenses associated with certain administrative, legal, compliance, recordkeeping and other services and personnel.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct a continual program of investment, evaluation, purchase, sale, and reinvestment of the Portfolios’ assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Portfolios; (ii) make investment decisions for the Portfolios (including the exercise or disposition of rights accompanying portfolio securities (such as tender offers or exchanges) and other attendant rights thereto); (iii) place purchase and sale orders for portfolio transactions on behalf of the Portfolios and manage otherwise uninvested cash assets of the Portfolios; (iv) arrange for the pricing of Portfolio securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Portfolios (in such respect, the Adviser will act as the Portfolios’ agent and attorney-in-fact); (vi) employ professional portfolio managers, securities analysts and other investment professionals who provide research services to the Portfolios; (vii) engage certain third party professionals, consultants, experts or specialists in connection with the Adviser’s management of the assets of the Portfolios (in such respect, the Adviser will act as the Portfolios’ agent and attorney-in-fact); (viii) make decisions with respect to the use by the Portfolios of borrowing for leverage or other investment or corporate purposes; and (ix) vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested. The Adviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i) The Adviser will maintain and preserve the records specified in Section 14 of this Agreement and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(ii) The Adviser shall at all times perform its obligations in material compliance with: (A) the provisions of the Articles of Incorporation and the By-Laws of the Fund, as amended from time to time; (B) the fundamental and non-fundamental investment policies and restrictions of a Portfolio in effect from time to time; and (C) the Disclosure Documents of the applicable Portfolio in effect from time to time. In addition, the Adviser will comply with procedures of the Fund (“Fund Procedures”) provided to the Adviser by the Fund. The Adviser will notify the Fund as soon as reasonably practicable upon detection of any material breach under this Section 2(b)(ii), including detection of any “material compliance matters” as defined in Rule 38a-1 under the 1940 Act.

(iii) The Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund along with any amendments to such Code of Ethics in effect from time to time, and will adhere to such Code of Ethics in performing its services under this Agreement.

(iv) The Adviser, as directed by the Board, will manage the investment and reinvestment of the assets of the Portfolios in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, subject to the best interests of each Portfolio. Notwithstanding the foregoing, the Adviser may recommend that a Portfolio incur excise tax or other taxes or associated costs if it believes it is in the best interest of the Portfolio with respect to making periodic distributions or is otherwise in the best interest of the management of the Portfolio’s cash or other assets.

(c) Subadvisers. In carrying out its responsibilities hereunder, the Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. However, if the Adviser chooses to retain or avail itself of the services of another person or entity to provide investment advice with respect to assets of a Portfolio (a “Subadviser”), such other person or entity must be (i) registered as an investment adviser under the

Advisers Act, (ii) retained at the Adviser’s own cost and expense and (iii) retained subject to the requirements of Section 15 of the 1940 Act or any exemption therefrom.

3. Information and Reports

(a) The Adviser will keep the Fund informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser will provide the Fund and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

(b) The Adviser also will provide the Fund with any information reasonably requested regarding its management of the Fund or the Portfolios required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Adviser will promptly inform the Fund if any information in the Disclosure Documents, as amended or supplemented from time to time, is (or will become) inaccurate or incomplete.

4. Standard of Care

The Adviser will exercise its reasonable judgment and will act in good faith and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund or the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 4, the term “Adviser” shall include any affiliates of the Adviser performing services for the Fund contemplated hereby, and directors, officers and employees of the Adviser and of such affiliates. The Adviser assumes no responsibility under this Agreement other than to render the services stated herein.

5. Adviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Adviser will take all actions that it considers necessary to implement the investment policies of the Portfolios, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolios with brokers or dealers the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as each Portfolio’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Portfolio’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Portfolios’ current Disclosure Documents, subject to provisions (b) and (c) of this Section 5.

(b) Selection of Brokers and Dealers. In the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise. To the extent permitted by applicable law and authorized by the Board, the Adviser may select affiliated brokers and dealers to execute portfolio transactions.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund or a Portfolio, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund or Portfolio with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For the services rendered and the expenses assumed by the Adviser (other than those services described below in Section 7(c) of this Agreement), each Portfolio shall pay to the Adviser at the end of each calendar month a fee at the annualized rates set forth Annex B hereto. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of a Portfolio’s assets will be computed at the times and in the manner specified in the Disclosure Documents, and on days on which the value of Portfolio assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the asset value was determined. As described in Section 7(c) of this Agreement, in addition to the fees set forth in this Section 6 (including Annex B hereto), the Fund will reimburse the Adviser or its affiliates for the costs and expenses associated with certain administrative, legal, compliance, recordkeeping and other services and personnel.

7. Expenses

(a) The Adviser. All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund or the Portfolios. Notwithstanding the foregoing, the Fund agrees to reimburse the Adviser or its affiliates for the costs and expenses associated with certain administrative, legal, compliance, recordkeeping and other services and personnel as provided in subsection (c) to this Section 7.

(b) The Fund. The Fund and the Portfolios will bear all other expenses to be incurred in their operations (including to the extent such operations are performed by the Adviser or its affiliates), including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iii) calculating a Portfolio’s net asset value (including the cost and expenses of any independent valuation firm, or agent or service provider of the Fund (including, without limitation, Fund administrators, custodians and pricing services)); (iv) interest payable on debt and dividends and distributions on stock, as applicable, if any, incurred to finance the Portfolio’s investments; (v) custodian, registrar and transfer agent fees and fees and expenses of other service providers; (vi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Fund’s directors who are not “interested persons” of the Adviser; (vii) the cost of office facilities as described in Section 7(c) of this Agreement; (viii) legal and audit expenses; (ix) fees and expenses related to the registration and qualification of a Portfolio and the Portfolio’s shares for distribution under state and federal securities laws; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolios; (xi) all other expenses incidental to holding meetings of the Portfolios’ shareholders, including proxy solicitations therefor; (xii) insurance premiums for fidelity bond and other insurance coverage; (xiii) investment management fees; (xiv) the fees of any trade association of which the Fund is a member; (xv) expenses of filing, printing and mailing prospectuses and supplements thereto to shareholders of the Portfolios; (xvi) expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund or the Portfolios; (xvii) all other expenses incurred by the Fund or the Portfolios in connection with administering the business of the Fund or the Portfolios, including each Portfolio’s allocable portion of the cost of the Fund’s legal, compliance, administrative and accounting personnel, and their respective staffs; (xviii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; (xix) organizational expenses of the Fund and the Portfolios; and (xx) the costs, fees and expenses otherwise stated in this Agreement as applicable to the Fund or the Portfolios, including, without limitation, those set out in Section 7(c).

(c) At the request of the Fund, and as determined by the Board from time to time, the Adviser or its affiliates shall perform (or delegate, oversee, or arrange for, the performance of) certain administrative, legal, compliance, recordkeeping and other services necessary for the operation of the Fund and the Portfolios not otherwise provided by other Fund service providers. The Adviser or its affiliates, acting in such capacity, shall make reports to the Board of its or their performance of such services and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. In full consideration of the provision of such services, the Fund shall reimburse the Adviser or its affiliates for the costs and expenses (other than compensation of the employees of the Adviser acting in its capacity as investment adviser) incurred by the Adviser or its affiliates, if any, in performing the services and providing the facilities contemplated in this Section 7(c). Such costs and expenses include, but are not limited to, direct costs and expenses of the services, including, without limitation, the cost of systems necessary for the operations of the Fund (including, but not limited to, application licensing, development and maintenance, data licensing and reporting); secretarial and other staff; printing, mailing, long distance telephone, copying; each Portfolio’s allocable portion of the Adviser’s or its affiliate’s overhead in performing its obligations under this Section, including, without limitation, rent and the allocable portion of the cost, if any, of the Fund’s legal, compliance, administrative and accounting personnel, and their respective staffs. The

Adviser or its affiliates shall be reimbursed for the cost and expenses of such services. The methodology for determining costs and expenses shall be subject to review and approval by the Board.

8. Services to Other Companies or Accounts

The Fund understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies that have the same, similar or different investment objectives and strategies as the Portfolios, including any offshore entities or private accounts. The Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such duties, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.	Custody

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

10.	Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective on the date hereof (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for a term of one year from the Effective Date and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act or any exemption therefrom.

(b) Termination. This Agreement may be terminated with respect to a Portfolio, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Portfolio upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund with respect to the Portfolio. This Agreement also will terminate automatically in the event of its assignment. For the avoidance of doubt, the termination of this Agreement with respect to one Portfolio shall not operate to terminate this Agreement with respect to any other Portfolio unless such termination is specifically agreed by the parties hereto as including such other Portfolio.

(c) Amendment. This Agreement may be amended by the parties with respect to a Portfolio only if the amendment is specifically approved by: (i) a majority of those directors of the Fund who are not parties to this Agreement or

“interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Portfolio. For the avoidance of doubt, any amendment of this Agreement with respect to one Portfolio shall not operate to amend this Agreement with respect to any other Portfolio unless such amendment is specifically agreed by the parties hereto as including such other Portfolio.

11.	Representations and Covenants of the Fund

The Fund represents and covenants to the Adviser as follows:

(a) The Fund is duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Fund.

(c) The Fund is, or will be prior to commencing operations, registered as a management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

12.	Representations and Covenants of the Adviser

The Adviser represents and covenants to the Fund that as of the commencement of operations of the Fund:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this

Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It is registered with the SEC as an investment adviser under the Advisers Act.

13.	Indemnification

(a) Indemnification of Adviser. The Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser (collectively, the “Indemnified Parties”)) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and the reasonable cost of investigating or defending any loss, liability, claim, damage or expenses incurred in connection therewith) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance or non-performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

14.	Records

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) Ownership of Records. The Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender them promptly to the Fund upon the request of the Fund; provided, however, that the Adviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Adviser’s offices. The Fund or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund.

15.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law principles thereof, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions in this Agreement, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.	Entire Agreement; Severability; No Third Party Beneficiary

This Agreement (including the Annexes hereto) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. For the avoidance of doubt, this Agreement does not, and is not intended to, confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors.

17.	Liability of a Portfolio

The Adviser agrees that for services rendered to a Portfolio, or for any claim by it in connection with services rendered to a Portfolio, it shall look only to the assets of such Portfolio for satisfaction and that it shall have no claim against the assets of any other portfolios of the Fund.

18.	Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

19.	Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BERNSTEIN FUND, INC.

By:
Name:
Title:

Agreed to and accepted [    ], 2026.

AllianceBernstein L.P.

By:
Name:
Title:

ANNEX A

Portfolios

International Small Cap Portfolio

International Strategic Equities Portfolio

Small Cap Core Portfolio

ANNEX B

Pursuant to Section 6 of this Agreement, for the services rendered and the expenses assumed by the Adviser (other than those services described in Section 7(c) of this Agreement), each Portfolio shall pay to the Adviser at the end of each calendar month the applicable fee at the annualized rates set forth in the table below.

[    ]

If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

APPENDIX F – INFORMATION REGARDING CURRENT AGREEMENTS

The Adviser currently serves as investment adviser to the Fund pursuant to the current investment advisory agreement. The table below sets forth the date of each Fund’s current investment advisory agreement, the date it was last submitted to a vote of stockholders (in order to approve the agreement), the annual rate of the advisory fee, the annual rate at which advisory fees were paid by each Fund to the Adviser for the most recently ended fiscal year, the aggregate amount of advisory fees paid by each Fund to the Adviser for the Fund’s most recently ended fiscal year and each Fund’s net assets as of the most recently ended fiscal year. The table also reflects information regarding the fee rate paid to the Adviser and the net assets of each registered investment company with an investment objective similar to the investment objectives of the Funds.

Growth of Capital

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB All China Equity Portfolio	7/25/18	10/11/2018	0.95% of average daily net assets	0.95%	501,323	52,236,434	Y
AB Concentrated Growth Fund	3/1/14	11/14/2018	0.65% of average daily net assets	0.65%	5,290,168	741,227,733	Y
AB International Growth Portfolio	4/15/15	11/14/2018	0.75% of average daily net assets	0.55%	1,100,831	116,851,418	Y
AB Mid Cap Value Portfolio	4/27/24	N/A	0.63% on the first $2.5 billion of average daily net assets 0.605% on the next $2.5 billion of average daily net assets 0.58% in excess of $5 billion on average daily net assets	0.63%	13,872	2,359,140	Y
AB Select US Equity Portfolio	12/8/11	11/14/2018	1.00% of average daily net assets	0.94%	2,825,762	311,709,885	Y
AB Select US Long/Short Portfolio	12/12/12, as amended	11/14/2018	1.50% of the first $2.5 billion and 1.475% thereafter of average daily net assets	1.43%	21,973,445	1,531,141,335	Y
AB Small Cap Value Portfolio	12/3/14	12/11/2018	0.80% of average daily net assets	0.80%	4,500,782	541,825,777	Y
AB Core Opportunities Fund, Inc.	12/6/99, as amended	4/24/2019	0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion	0.55%	999,420	191,629,805	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Relative Value Fund, Inc.	7/22/92, as amended	12/11/2018	0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion, of average daily net assets	0.54%	10,263,048	1,777,284,240	Y
AB Large Cap Value Fund	1/31/01, as amended	12/11/2018	0.50% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion, of average daily net assets	0.47%	2,168,603	452,618,253	Y
AB Discovery Growth Fund, Inc.	7/22/92, as amended	11/14/2018	0.75% on the first $500 million of average daily net assets 0.65% on the next $500 million of average daily net assets 0.55% in excess of $1 billion of average daily net assets	0.60%	15,969,190	2,586,046,232	Y
AB Large Cap Growth Fund, Inc.	9/17/92, as amended	4/24/2019	0.60% of first $2.5 billion, 0.50% of the next $2.5 billion and 0.45% in excess of $5 billion	0.47%	127,847,044	27,503,262,935	Y
AB Multi-Manager Alternative Fund	11/13/19	12/11/2018	1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month	1%	10,887,118	1,044,616,889	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Sustainable Global Thematic Fund, Inc.	7/22/92, as amended	12/11/2018	Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: 0.25 of 0.65% of the first $2.5 billion, 0.25 of 0.55% of the next $2.5 billion, and 0.25 of 0.50% of the net assets in excess of $5 billion	0.63%	10,908,555	1,604,258,936	Y
AB Sustainable International Thematic Fund, Inc.	4/22/94, as amended	3/12/2019	0.65% of the first $2.5 billion, 0.55% of the Fund’s average daily net assets. the next $2.5 billion and 0.50% in excess of $5 billion	0.65%	6,056,841	920,412,656	Y
AB Discovery Value Fund	1/31/01, as amended	12/11/2018	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% in excess of $5 billion of average daily net assets	0.75%	17,332,031	2,307,640,682	Y
AB International Value Fund	1/31/01, as amended	5/6/2019	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% in excess of $5 billion of average daily net assets	0.75%	819,030	125,240,978	Y
AB Global Core Equity Portfolio	11/12/14	12/11/2018	0.75% of the first $2.5 billion 0.65% of the excess over $2.5 billion up to $5 billion 0.60% of the excess of $5 billion	0.74%	20,826,939	2,838,435,075	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Small Cap Growth Portfolio	7/22/92, as amended	4/24/2019	0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of average daily net assets	0.72%	24,534,003	3,061,118,294	Y
Bernstein International Strategic Equities Portfolio	12/15/15, as amended	11/14/2018	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% thereafter of average daily net assets	0.66%	55,466,019	9,472,485,845	Y
AB Growth Fund	1/6/11	4/24/2019	0.75% on the first $2.5 billion of average daily net assets 0.65% on the next $2.5 billion of average daily net assets 0.60% in excess of $5 billion on average daily net assets	0.72%	11,353,671	1,603,936,886	Y
AB Tax-Managed Wealth Appreciation Strategy	1/6/11	12/11/2018	0.65% of the first $2.5 billion, 0.55% of the next $2.5 billion and 0.50% in excess of $5 billion of average daily net assets	0.37%	5,639,857	936,017,060	Y
AB Wealth Appreciation Strategy	1/6/11	12/11/2018	0.65% of the first $2.5 billion, 0.55% of the next $2.5 billion and 0.50% in excess of $5 billion of average daily net assets	0.37%	8,139,260	1,344,207,001	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
Bernstein International Small Cap Portfolio	12/15/15, as amended	11/14/2018	1.00% of average daily net assets	1.00%	10,976,158	1,186,118,756	Y
Bernstein Small Cap Core Portfolio	12/15/15, as amended	11/14/2018	0.80% of average daily net assets	0.80%	5,558,821	732,509,031	Y
AB Disruptors ETF	3/15/23	N/A	0.65%	0.65%	5,079,497	1,288,531,206	Y
AB Emerging Markets Opportunities ETF	5/25/25	N/A	0.70%	0.70%	52,817	53,523,677	Y
AB US High Dividend ETF	3/15/23, as amended	N/A	0.35%	0.35%	263,236	132,430,721	Y
AB US Large Cap Strategic Equities ETF	9/11/23, as amended	N/A	0.39%	0.39%	1,845,796	672,760,259	Y
AB US Equity ETF1	11/24/25	N/A	0.50%	0.50%	N/A	0	Y
AB US Low Volatility Equity ETF	3/15/23, as amended	N/A	0.39%	0.39%	495,296	166,448,304	Y
AB International Low Volatility Equity ETF	6/26/24	N/A	0.50%	0.50%	5,936,011	1,494,446,565	Y
AB International Growth ETF	9/11/25	N/A	0.55%	0.55%	5,033	4,297,099	Y
AB Conservative Buffer ETF	12/1/23	N/A	0.69%	0.69%	5,922,408	976,687,375	Y
AB International Buffer ETF	11/19/24	N/A	0.69%	0.69%	268,178	73,899,786	Y
AB Moderate Buffer ETF	11/19/24	N/A	0.69%	0.69%	1,009,950	268,945,473	Y

1	The Fund launched on December 15, 2025.

Total Return

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Emerging Markets Multi-Asset Portfolio	8/31/11, as amended	11/14/2018	0.85% of the first $1 billion 0.80% of the next $1 billion 0.75% of the next $1 billion 0.70% in excess of $3 billion	0.85%	1,120,080	129,678,069	Y
AB Sustainable Thematic Credit Portfolio	4/30/21	N/A	0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% in excess of $5 billion of average daily net assets	0.45%	1,210,619	286,128,202	Y
AB Taxable Multi-Sector Income Shares	9/15/10	10/11/2018	N/A*	N/A	0	449,028,773	Y
AB Global Risk Allocation Fund, Inc.	7/22/92, as amended	12/11/2018	0.60% of the first $200 million, 0.50% of the next $200 million and 0.40% in excess of $400 million of daily net assets	0.57%	983,551	167,703,524	Y
AB High Income Fund, Inc.	2/1/94, as amended	11/14/2018	0.50% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion of average daily net assets	0.49%	15,340,040	3,127,341,583	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Equity Income Fund, Inc.	9/28/93, as amended	12/11/2018	0.50% on the first $2.5 billion of average daily net assets 0.45% on the next $2.5 billion of average daily net assets 0.40% in excess of $5 billion on average daily net assets	0.48%	3,062,370	692,644,993	Y
AB Global Real Estate Investment Fund II	11/14/97, as amended	12/11/2018	0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion of average daily net assets	0.55%	979,064	179,214,231	Y
AB All Market Total Return Portfolio	1/6/11	12/11/2018	0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion of average daily net assets	0.54%	2,325,646	424,298,297	Y
AB High Yield ETF	5/9/23	N/A	0.40%	0.40%	855,447	305,450,364	Y

*	The Fund does not pay an advisory fee to the Adviser, but is an integral part of “wrap-fee” programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services.

Income

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Income Fund	4/22/16, as amended	12/11/2018	0.45% of the first $2.5 billion of the Fund’s average daily net assets, 0.40% of the excess over $2.5 billion up to $5 billion and 0.35% in excess of $5 billion, of average daily net assets	0.45%	10,458,248	2,288,793,931	Y
AB Tax-Aware Fixed Income Opportunities Portfolio	12/11/13, as amended	10/11/2018	0.45% of the first $2.5 billion, 0.40% of the excess over $2.5 billion up to $5 billion and 0.35% in excess of $5 billion of average daily net assets	0.45%	3,605,596	1,052,194,234	Y
AB Ultra Short Income ETF	8/4/22	N/A	0.25%	0.25%	3,414,704	1,499,275,212	Y
AB Short Duration Income ETF	5/24/24	N/A	0.30%	0.30%	350,187	145,142,535	Y
AB Short Duration High Yield ETF	5/24/24	N/A	0.40%	0.40%	3,165,603	837,800,765	Y
AB Core Bond ETF	10/13/25	N/A	0.28%	0.28%	552,941	876,551,908	Y
AB Tax-Aware Short Duration Municipal ETF	8/4/22	N/A	0.27%	0.27%	2,126,953	1,044,152,755	Y
AB Tax-Aware Intermediate Municipal ETF	12/1/23	N/A	0.28%	0.28%	719,676	420,507,850	Y
AB Tax-Aware Long Municipal ETF	12/1/23	N/A	0.28%	0.28%	88,484	42,820,423	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Corporate Income Shares	9/7/04	11/14/2018	N/A*	N/A	0	169,080,060	N
AB Government Money Market Portfolio	5/31/16	10/11/2018	0.20% on average daily assets	0.20%	46,653,144	24,598,337,892	Y**
AB Global Bond Fund, Inc.	7/22/92, as amended	11/14/2018	0.50% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion of average daily net assets	0.46%	27,280,176	6,469,631,971	Y
AB Core Bond Portfolio	10/2/00, as amended	12/11/2018	0.450% of the first $2.5 billion 0.400% of the next $2.5 billion 0.350% of the next $3 billion 0.300% thereafter	0.28%	17,818,535	4,357,839,717	Y

*	The Fund does not pay an advisory fee to the Adviser, but is an integral part of “wrap-fee” programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services.

**	Management fee waiver effective 8/1/18.

Real Return

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB All Market Real Return Portfolio	5/8/10	10/11/2018	0.75% of average daily net assets	0.75%	5,061,270	713,150,890	Y
AB Bond Inflation Strategy	1/26/10	11/14/2018	0.50% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion, of average daily net assets	0.50%	3,460,158	753,549,025	Y
AB Municipal Bond Inflation Strategy	1/26/10	11/14/2018	0.50% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion, of average daily net assets	0.50%	7,323,577	1,546,980,629	Y

Tax Exempt Income

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Impact Municipal Income Shares	9/12/17	12/11/2018	N/A*	N/A	0	611,216,297	Y
AB Municipal Income Shares	9/1/10	11/14/2018	N/A*	N/A	0	14,896,560,709	Y
AB Municipal Income Shares C***	1/21/26	N/A	N/A*	N/A	0	864,466,987	N
AB Municipal Income Shares N***	1/21/26	N/A	N/A*	N/A	0	614,870,913	N
AB High Income Municipal Portfolio	12/17/09	11/14/2018	0.50% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion of average daily net assets	0.49%	14,445,386	2,740,695,399	Y
AB California Portfolio	7/22/92, as amended	11/14/2018	0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% in excess of $5 billion of average daily net assets	0.45%	5,542,038	1,216,871,806	Y
AB National Portfolio	7/22/92, as amended	12/11/2018	0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% in excess of $5 billion of average daily net assets	0.45%	8,748,752	1,852,071,358	Y
AB New York Portfolio	7/22/92, as amended	4/24/2019	0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% in excess of $5 billion of average daily net assets	0.45%	2,267,454	501,723,545	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Massachusetts Portfolio	5/21/93, as amended	4/24/2019	0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% in excess of $5 billion, of average daily net assets	0.45%	1,109,230	228,885,243	Y
AB Virginia Portfolio	5/21/93, as amended	12/11/2018	0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% in excess of $5 billion, of average daily net assets	0.45%	873,549	187,654,956	Y

*	The Fund does not pay an advisory fee to the Adviser, but is an integral part of “wrap-fee” programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services.

***	The Fund launched on February 2, 2026.

Volatility Management

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
SCB Overlay A Portfolio	10/2/00, as amended	12/11/2018	0.90% on the first $2.5 billion of average daily net assets 0.875% on the next $2.5 billion of average daily net assets 0.85% in excess of $5 billion of average daily net assets	0.90%	3,979,145	438,553,694	Y
SCB Tax-Aware Overlay A Portfolio	10/2/00, as amended	12/11/2018	0.90% on the first $2.5 billion of average daily net assets 0.875% on the next $2.5 billion of average daily net assets 0.85% in excess of $5 billion of average daily net assets	0.90%	8,149,810	867,093,571	Y
SCB Overlay B Portfolio	10/2/00, as amended	12/11/2018	0.65% of average daily net assets	0.65%	2,150,667	308,128,458	Y
SCB Tax-Aware Overlay B Portfolio	10/2/00, as amended	12/11/2018	0.65% of average daily net assets	0.65%	3,390,659	481,671,071	Y

Total Return (Including Tax-Exempt Income)

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
SCB Diversified Municipal Portfolio	October 2, 2000, as amended	12/11/2018	0.425% of the first $1 billion 0.375% of the next $2 billion 0.325% of the next $2 billion 0.275% of the next $2 billion 0.225% thereafter	0.37%	17,802,073	5,160,184,488	N
AB Corporate Bond ETF	12/1/23	N/A	0.30%	0.30%	79,159	27,142,293	Y
AB Core Plus Bond ETF	12/1/23, as amended	N/A	0.30%	0.30%	432,589	195,913,051	Y
AB California Intermediate Municipal ETF	10/2/25	N/A	0.27%	0.27%	508,576	1,098,152,689	Y
AB New York Intermediate Municipal ETF	10/13/25	N/A	0.27%	0.27%	775,888	1,292,950,270	Y

APPENDIX G – REIMBURSEMENT OF ADMINISTRATIVE EXPENSES TO THE ADVISER

The following table sets forth the costs reimbursed by the Funds to the Adviser for certain administrative services, including clerical, accounting, legal and other services, and associated overhead costs, for the respective fiscal year ends.

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Active ETFs, Inc.
AB California Intermediate Municipal ETF	11/30/2025	0	193
AB Conservative Buffer ETF	11/30/2025	0	9,378
AB Core Bond ETF	11/30/2025	0	7,251
AB Core Plus Bond ETF	11/30/2025	0	15,024
AB Corporate Bond ETF	11/30/2025	0	884
AB Disruptors ETF	11/30/2025	0	34,656
AB Emerging Markets Opportunities ETF	11/30/2025	0	219
AB High Yield ETF	11/30/2025	0	9,525
AB International Buffer ETF	11/30/2025	0	419
AB International Low Volatility Equity ETF	11/30/2025	0	28,214
AB International Growth ETF	11/30/2025	0	29
AB Moderate Buffer ETF	11/30/2025	0	1,653
AB New York Intermediate Municipal ETF	11/30/2025	0	0
AB Short Duration High Yield ETF	11/30/2025	0	31,672
AB Short Duration Income ETF	11/30/2025	0	2,361
AB Tax-Aware Intermediate Municipal ETF	11/30/2025	0	8,830
AB Tax-Aware Long Municipal ETF	11/30/2025	0	655
AB Tax-Aware Short Duration Municipal ETF	11/30/2025	0	34,043
AB Ultra Short Income ETF	11/30/2025	0	145,820
AB US Equity ETF2	N/A	0	0
AB US High Dividend ETF	11/30/2025	0	347
AB US Large Cap Strategic Equities ETF	11/30/2025	0	14,965
AB US Low Volatility Equity ETF	11/30/2025	0	4,604

AB Bond Fund, Inc.
AB All Market Real Return Portfolio	10/31/2025	102,949	249,233
AB Bond Inflation Strategy	10/31/2025	141,369	1,071,779
AB Income Fund	10/31/2025	103,299	969,024
AB Municipal Bond Inflation Strategy	10/31/2025	113,879	1,041,270
AB Sustainable Thematic Credit Portfolio	10/31/2025	122,217	87,413
AB Tax-Aware Fixed Income Opportunities Portfolio	10/31/2025	101,848	477,316

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Cap Fund, Inc.
AB All China Equity Portfolio	11/30/2025	98,481	248,287
AB Concentrated Growth Fund	6/30/2025	97,346	17,437
AB Emerging Markets Multi-Asset Portfolio	3/31/2026	91,303	527,366
AB Global Core Equity Portfolio	6/30/2025	100,644	13,286
AB International Growth Portfolio3	6/30/2025	97,346	244,160
AB Mid Cap Value Portfolio	11/30/2025	90,932	336,214
AB Select US Equity Portfolio	6/30/2025	100,356	13,904
AB Select US Long/Short Portfolio	6/30/2025	94,870	1,031,653
AB Small Cap Growth Portfolio	7/31/2025	156,298	318,070
AB Small Cap Value Portfolio	11/30/2025	94,111	18,253

AB Core Opportunities Fund, Inc.	11/30/2025	118,010	1,950

AB Corporate Shares
AB Corporate Income Shares	4/30/2025	0	N/A
AB Impact Municipal Income Shares	4/30/2025	0	19,191
AB Municipal Income Shares	4/30/2025	0	287,742
AB Municipal Income Shares C4	4/30/2025	0	0
AB Municipal Income Shares N4	4/30/2025	0	0
AB Taxable Multi-Sector Income Shares	4/30/2025	0	27,908

AB Discovery Growth Fund, Inc.	7/31/2025	90,234	158,174

AB Equity Income Fund, Inc.	11/30/2025	96,223	163,949

AB Fixed-Income Shares, Inc.
AB Government Money Market Portfolio	4/30/2025	147,671	3,801,399	5

AB Global Bond Fund, Inc.	9/30/2025	141,524	194,092

AB Global Risk Allocation Fund, Inc.	11/30/2025	151,283	48,160

AB High Income Fund, Inc.	10/31/2025	108,015	96,058

AB Institutional Funds, Inc.
AB Global Real Estate Investment Fund II	10/31/2025	91,192	2,842

AB Large Cap Growth Fund, Inc.	7/31/2025	129,810	536,661

AB Multi-Manager Alternative Fund	3/31/2026	252,934	53,996

AB Municipal Income Fund, Inc.
AB California Portfolio	5/31/2025	106,482	216,450
AB High Income Municipal Portfolio	5/31/2025	128,097	51,457
AB National Portfolio	5/31/2025	121,874	490,473
AB New York Portfolio	5/31/2025	105,158	343,844

AB Municipal Income Fund II
AB Massachusetts Portfolio	5/31/2025	94,968	299,389
AB Virginia Portfolio	5/31/2025	95,662	213,846

AB Relative Value Fund, Inc.	10/31/2025	94,500	587,207

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Sustainable Global Thematic Fund, Inc.	7/31/2025	103,766	87,667

AB Sustainable International Thematic Fund, Inc.	6/30/2025	134,463	57,626

AB Trust
AB Discovery Value Fund	11/30/2025	126,947	53,103
AB International Value Fund	11/30/2025	99,017	478,064
AB Large Cap Value Fund	11/30/2025	116,291	113,175

The AB Portfolios
AB All Market Total Return Portfolio	8/31/2025	0	38,850
AB Growth Fund	7/31/2025	0	33,400
AB Tax-Managed Wealth Appreciation Strategy	8/31/2025	88,392	2,393,874
AB Wealth Appreciation Strategy	8/31/2025	92,072	3,478,430

Bernstein Fund, Inc.
International Strategic Equities Portfolio	9/30/2025	0	171,887
International Small Cap Portfolio	9/30/2025	0	31,262
Small Cap Core Portfolio	9/30/2025	0	10,316

Sanford C. Bernstein Fund, Inc.
Diversified Municipal Portfolio	9/30/2025	0	0
AB Core Bond Portfolio	9/30/2025	0	3,475,252
Overlay A Portfolio	9/30/2025	0	1,307,918
Overlay B Portfolio	9/30/2025	0	175,761
Tax-Aware Overlay A Portfolio	9/30/2025	0	2,743,716
Tax-Aware Overlay B Portfolio	9/30/2025	0	54,097

2	The Fund launched on 12/15/2025.
3	Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and 0.90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before October 31, 2025. For the year ended June 30, 2025, such reimbursements/waivers amounted to $235,776. The expense caps were terminated after October 31, 2025 and is now a voluntary waiver.
4	The Fund launched on 2/2/2026.
5	The Adviser had contractually agreed to waive 0.10% of the advisory fee until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive 0.05% of the advisory fee (resulting in a net advisory fee of 0.15%) until August 31, 2024. For the year ended April 30, 2025, such reimbursements/waivers amounted to $3,801,399. The contractual waiver expired August 31, 2024, and was not renewed.

APPENDIX H – BOARD CONSIDERATION OF THE PROPOSED AGREEMENTS

At a meeting of the Boards held in-person on May 5-7, 2026, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. The Current Agreements provide for automatic termination in the event of an assignment, and the closing of the transaction contemplated by the Merger Agreement may result in an assignment. The Proposed Agreements are being considered to take effect upon the closing, subject to stockholder approval. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Merger Agreement and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates, and that the Adviser receives similar reimbursements from AMMAF pursuant to a separate Administrative Reimbursement Agreement. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Funds to the Adviser than the fee rate stated in the Proposed Agreements. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Funds’ latest fiscal year reviewed and that, in the case of the AB ETFs, the Adviser does not expect to request such reimbursements. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the Directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to each Fund under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2024 and 2025, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the Directors. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the money market fund or other underlying funds advised by the Adviser in which the Funds invests, as applicable, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors determined to continue to monitor the performance of certain Funds closely and concluded that the investment performance of each other Fund was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds or exchange-traded funds (“ETFs”), as applicable, in the same category as the Fund or the AB ETFs, as applicable. In the case of the AB ETFs, the Directors noted that the management fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds or ETFs. The Directors also considered the Adviser’s fee waivers for certain Funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Vice President and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those of the Funds.

In the case of the AB ETFs, the Directors noted that the unitary fees for those Funds cover additional services provided by third parties and thus are not directly comparable to the Adviser’s institutional fee schedules and the schedules of fees for most other funds advised by the Adviser. The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds) and, in the case of the AB ETFs, demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of each Fund’s management fee, the Directors also considered the total expense ratio of the Fund in comparison to the medians for a peer group and a peer universe of funds or ETFs, as applicable, selected by the 15(c) provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others, and in most cases, the Adviser is responsible for paying such services under its unitary fee arrangement with the AB ETFs.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds or ETFs, as applicable, similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds and ETFs do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current

Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under an Interim Advisory Agreement, the Adviser would continue to manage a Fund until a new advisory agreement was approved by stockholders or until the end of the 150-day period after termination of the Current Agreement, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

APPENDIX I – FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to ABI (the “Distributor”) and AllianceBernstein Investor Services, Inc. (the “Transfer Agent”). During each Fund’s most recently completed fiscal year, the Funds did not pay brokerage commissions to any affiliated broker.

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)
AB Bond Fund, Inc.
AB All Market Real Return Portfolio	10/31/2025	1,401,450	83,293
AB Bond Inflation Strategy	10/31/2025	491,976	119,657
AB Income Fund	10/31/2025	933,561	394,375
AB Municipal Bond Inflation Strategy	10/31/2025	983,471	86,232
AB Sustainable Thematic Credit Portfolio	10/31/2025	85	18,000
AB Tax-Aware Fixed Income Opportunities Portfolio	10/31/2025	261,189	51,205

AB Cap Fund, Inc.
AB All China Equity Portfolio	11/30/2025	884	18,000
AB Concentrated Growth Fund	6/30/2025	281,529	105,611
AB Emerging Markets Multi-Asset Portfolio	3/31/2026	8,962	17,913
AB Global Core Equity Portfolio	6/30/2025	18,665	198,325
AB International Growth Portfolio	6/30/2025	11,359	19,963
AB Mid Cap Value Portfolio	11/30/2025	0	440
AB Select US Equity Portfolio	6/30/2025	151,604	35,817
AB Select US Long/Short Portfolio	6/30/2025	511,676	208,542
AB Small Cap Growth Portfolio	7/31/2025	1,742,466	805,705
AB Small Cap Value Portfolio	11/30/2025	214,412	60,202

AB Core Opportunities Fund, Inc.	11/30/2025	369,708	51,444

AB Corporate Shares
AB Corporate Income Shares	4/30/2025	0	0
AB Impact Municipal Income Shares	4/30/2025	0	0
AB Municipal Income Shares	4/30/2025	0	0
AB Municipal Income Shares C	4/30/2025	0	0

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)
AB Municipal Income Shares N	4/30/2025	0	0
AB Taxable Multi-Sector Income Shares	4/30/2025	0	0

AB Discovery Growth Fund, Inc.	7/31/2025	1,408,520	546,670

AB Equity Income Fund, Inc.	11/30/2025	978,688	114,366

AB Fixed-Income Shares, Inc.
AB Government Money Market Portfolio	4/30/2025	22,589,108	565,236

AB Global Bond Fund, Inc.	9/30/2025	787,736	847,962

AB Global Risk Allocation Fund, Inc.	11/30/2025	394,936	96,923

AB High Income Fund, Inc.	10/31/2025	3,382,248	552,826

AB Institutional Funds, Inc.
AB Global Real Estate Investment Fund II	10/31/2025	0	18,000

AB Large Cap Growth Fund, Inc.	7/31/2025	17,731,431	3,931,403

AB Multi-Manager Alternative Fund	3/31/2025	0	217,742

AB Municipal Income Fund, Inc.
AB California Portfolio	5/31/2025	1,451,523	67,820
AB High Income Municipal Portfolio	5/31/2025	1,760,172	214,046
AB National Portfolio	5/31/2025	1,173,150	183,174
AB New York Portfolio	5/31/2025	843,576	50,752

AB Municipal Income Fund II
AB Massachusetts Portfolio	5/31/2025	223,366	23,930
AB Virginia Portfolio	5/31/2025	309,496	18,182

AB Relative Value Fund, Inc.	10/31/2025	3,558,318	589,315

AB Sustainable Global Thematic Fund, Inc.	7/31/2025	1,890,386	550,110
AB Sustainable International Thematic Fund, Inc.	6/30/2025	330,015	192,303

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)

AB Trust
AB Discovery Value Fund	11/30/2025	559,560	544,691
AB International Value Fund	11/30/2025	204,091	81,097
AB Large Cap Value Fund	11/30/2025	129,213	86,240

The AB Portfolios
AB All Market Total Return Portfolio	8/31/2025	949,792	123,731
AB Growth Fund	7/31/2025	3,331,235	364,978
AB Tax-Managed Wealth Appreciation Strategy	8/31/2025	120,442	66,955
AB Wealth Appreciation Strategy	8/31/2025	928,861	209,364

Bernstein Fund, Inc.
International Strategic Equities Portfolio	9/30/2025	1,057,412	369,654
International Small Cap Portfolio	9/30/2025	151,211	159,844
Small Cap Core Portfolio	9/30/2025	19,012	188,277

Sanford C. Bernstein Fund, Inc.
Diversified Municipal Portfolio	9/30/2025	527,278	146,618
AB Core Bond Portfolio	9/30/2025	0	18,005
Overlay A Portfolio	9/30/2025	0	0
Overlay B Portfolio	9/30/2025	0	0
Tax-Aware Overlay A Portfolio	9/30/2025	0	0
Tax-Aware Overlay B Portfolio	9/30/2025	0	0

APPENDIX J – STOCK OWNERSHIP

To the knowledge of each Fund, as of May 26, 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund.

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB California Intermediate Municipal ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	36,004,567	77.59%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	2,608,844	5.62%
AB Conservative Buffer ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	24,014,083	96.25%
AB Core Bond ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	32,885,010	92.98%
AB Core Plus Bond ETF	N/A	LPL Financial	Fort Mill, SC	1,735,390	28.26%
	N/A	MLPF&S	Jacksonville, FL	360,295	5.87%
	N/A	National Financial Services LLC	Jersey City, NJ	390,928	6.37%
	N/A	State Street Bank & Trust Company	North Quincy, MA	877,137	14.28%
AB Corporate Bond ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	205,168	27.36%
	N/A	State Street Bank & Trust Company	North Quincy, MA	473,000	63.07%
AB Disruptors ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	11,480,861	56.47%
	N/A	LPL Financial	Fort Mill, SC	1,924,158	9.46%
	N/A	State Street Bank & Trust Company	North Quincy, MA	1,163,910	5.73%
AB Emerging Markets Opportunities ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	28,912,805	70.90%
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	5,300,240	13.00%
	N/A	National Financial Services LLC	Jersey City, NJ	2,946,783	7.23%
AB High Yield ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	2,058,459	22.77%
	N/A	LPL Financial	Fort Mill, SC	3,604,079	39.87%
	N/A	National Financial Services LLC	Jersey City, NJ	1,660,258	18.37%
	N/A	Pershing LLC	Jersey City, NJ	456,678	5.05%
	N/A	Raymond James	St. Petersburg, FL	724,651	8.02%
AB International Buffer ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	2,751,350	90.21%
AB International Low Volatility Equity ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	22,596,566	57.50%
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	10,537,732	26.81%
AB Moderate Buffer ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	10,070,199	98.01%
AB New York Intermediate Municipal ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	46,198,019	88.80%
AB Short Duration High Yield ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	4,258,454	16.87%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	2,663,651	10.55%
	N/A	LPL Financial	Fort Mill, SC	3,167,030	12.55%
	N/A	MLPF&S	Jacksonville, FL	2,247,354	8.90%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	2,518,987	9.98%
	N/A	National Financial Services LLC	Jersey City, NJ	1,807,613	7.16%
	N/A	Pershing LLC	Jersey City, NJ	1,962,142	7.77%
	N/A	RBC Capital Markets, LLC	Minneapolis, MN	1,278,193	5.06%
	N/A	UBS WM USA	Weehawken, NJ	2,383,934	9.44%
AB Short Duration Income ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	4,171,646	85.34%
	N/A	LPL Financial	Fort Mill, SC	268,182	5.49%
AB Tax-Aware Intermediate Municipal ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	12,379,432	51.58%
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	5,351,941	22.30%
	N/A	LPL Financial	Fort Mill, SC	1,212,767	5.05%
	N/A	National Financial Services LLC	Jersey City, NJ	2,981,612	12.42%
AB Tax-Aware Long Municipal ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	299,277	13.01%
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	836,822	36.38%
	N/A	National Financial Services LLC	Jersey City, NJ	468,968	20.39%
	N/A	State Street Bank & Trust Company	North Quincy, MA	431,000	18.74%
AB Tax-Aware Short Duration Municipal ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	23,837,745	48.06%
	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	2,937,849	5.92%
	N/A	LPL Financial	Fort Mill, SC	5,049,048	10.18%
	N/A	MLPF&S	Jacksonville, FL	2,520,287	5.08%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	3,860,834	7.78%
	N/A	National Financial Services LLC	Jersey City, NJ	4,893,594	9.87%
AB Ultra Short Income ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	2,311,032	7.88%
	N/A	J.P. Morgan Chase Bank, N.A.	Brooklyn, NY	1,573,316	5.36%
	N/A	LPL Financial	Fort Mill, SC	5,491,590	18.73%
	N/A	Raymond James	St. Petersburg, FL	1,859,580	6.34%
	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	11,936,850	40.70%
	N/A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,564,783	5.34%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AB US Equity ETF	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	26,078,471	99.76%
AB US High Dividend ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	197,353	9.40%
	N/A	Citibank, NA	Tampa, FL	356,378	16.97%
	N/A	LPL Financial	Fort Mill, SC	379,635	18.08%
	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	190,095	9.05%
	N/A	State Street Bank & Trust Company	North Quincy, MA	854,030	40.67%
AB US Large Cap Strategic Equities ETF	N/A	LPL Financial	Fort Mill, SC	1,734,109	11.65%
	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	9,516,777	63.96%
	N/A	State Street Bank & Trust Company	North Quincy, MA	2,034,108	13.67%
AB US Low Volatility Equity ETF	N/A	Charles Schwab & Co., Inc.	Phoenix, AZ	426,902	16.87%
	N/A	LPL Financial	Fort Mill, SC	339,385	13.41%
	N/A	Sanford C. Bernstein & Co., LLC	Nashville, TN	1,479,909	58.49%
AB All Market Real Return Portfolio	A	Mary K. Bannworth & Mark Bannworth JTWROS	Ship Bottom, NJ	49,651	6.10%
	C	LPL Financial	San Diego, CA	564	12.44%
	C	Pershing LLC	Jersey City, NJ	373	8.22%
	C	Raymond James	St. Petersburg, FL	3,584	79.02%
	Advisor	LPL Financial	San Diego, CA	129,985	12.02%
	Advisor	UBS WM USA	Weehawken, NJ	70,277	6.50%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	104,047	9.62%
	Z	SCB Overlay A Portfolio DAADA	New York, NY	2,397,730	31.42%
	Z	SCB Tax-Aware Overlay A Portfolio DAATADA	New York, NY	4,360,173	57.14%
	Z	SCB Overlay B Portfolio DAABDA	New York, NY	870,887	11.41%
AB Bond Inflation Strategy	A	LPL Financial	San Diego, CA	332,894	10.17%
	A	National Financial Services LLC	Jersey City, NJ	402,288	12.29%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	214,307	6.55%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Charles Schwab & Co., Inc.	San Francisco, CA	636,615	19.45%
	C	LPL Financial	San Diego, CA	77,068	26.64%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	60,505	20.91%
	C	National Financial Services LLC	Jersey City, NJ	75,964	26.26%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	28,642	9.90%
	Advisor	LPL Financial	San Diego, CA	3,719,541	17.07%
	Advisor	National Financial Services LLC	Jersey City, NJ	6,872,021	31.53%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,105,988	5.07%
	Advisor	Pershing LLC	Jersey City, NJ	3,062,995	14.05%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	2,444,494	11.22%
	Advisor	Raymond James	St. Petersburg, FL	2,009,145	9.22%
	I	Nationwide Trust Company	Columbus, OH	132,640	21.46%
	I	National Financial Services LLC	Jersey City, NJ	61,969	10.03%
	I	Vanguard Fiduciary Trust Company	Valley Forge, PA	42,251	6.84%
	I	TIAA Trust, N.A.	Charlotte, NC	163,189	26.40%
	Z	National Financial Services LLC	Jersey City, NJ	246,892	5.72%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	1,142,938	26.47%
	Z	TIAA Trust, N.A.	Charlotte, NC	1,051,697	24.36%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	218,374	5.06%
	Z	Voya Institutional Trust Company	Windsor, CT	236,898	5.49%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	593,450	8.95%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	728,164	10.98%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	591,648	8.92%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	931,257	14.04%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	520,147	7.84%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	394,879	5.95%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	566,192	8.54%
AB Income Fund	A	National Financial Services LLC	Jersey City, NJ	1,558,260	8.87%
	A	Pershing LLC	Jersey City, NJ	2,018,467	11.49%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,567,220	20.31%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	1,787,875	10.18%
	A	LPL Financial	San Diego, CA	1,741,272	9.91%
	A	MLPF&S	Jacksonville, FL	1,566,597	8.92%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,066,096	6.07%
	Advisor	LPL Financial	San Diego, CA	27,339,481	8.41%
	Advisor	National Financial Services LLC	Jersey City, NJ	44,153,095	13.58%
	Advisor	MLPF&S	Jacksonville, FL	23,335,065	7.18%
	Advisor	Pershing LLC	Jersey City, NJ	27,829,797	8.56%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	28,692,729	8.83%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	25,905,259	7.97%
	C	LPL Financial	San Diego, CA	729,227	11.51%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,011,958	15.97%
	C	UBS WM USA	Weehawken, NJ	939,865	14.83%
	C	National Financial Services LLC	Jersey City, NJ	419,555	6.62%
	C	Pershing LLC	Jersey City, NJ	1,126,705	17.78%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	881,418	13.91%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	346,042	5.46%
	Z	National Financial Services LLC	Jersey City, NJ	1,556,049	33.93%
	Z	TIAA Trust, N.A.	Charlotte, NC	2,790,521	60.85%
AB Municipal Bond Inflation Strategy	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,080,492	13.16%
	A	National Financial Services LLC	Jersey City, NJ	2,368,535	14.98%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,296,007	8.20%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	5,597,061	35.40%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Edward D. Jones & Co.	Saint Louis, MO	907,740	5.74%
	C	LPL Financial	San Diego, CA	104,107	9.59%
	C	MLPF&S	Jacksonville, FL	59,424	5.47%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	183,889	16.93%
	C	National Financial Services LLC	Jersey City, NJ	119,610.282	11.01%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	96,209	8.86%
	C	Pershing LLC	Jersey City, NJ	62,227	5.73%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	260,486	23.99%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	107,002	9.85%
	Advisor	LPL Financial	San Diego, CA	7,394,145	11.17%
	Advisor	National Financial Services LLC	Jersey City, NJ	13,581,184	20.51%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	3,333,089	5.03%
	Advisor	UBS WM USA	Weehawken, NJ	4,189,616	6.33%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	4,225,151	6.38%
	Advisor	Pershing LLC	Jersey City, NJ	11,512,079	17.39%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	5,666,039	8.56%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	4,324,003	6.53%
	2	Sanford C. Bernstein & Co., LLC	Nashville, TN	1,201,882	5.91%
AB Sustainable Thematic Credit Portfolio	A	LPL Financial	San Diego, CA	2,831	48.86%
	A	AllianceBernstein L.P.	Nashville, TN	1,000	17.26%
	A	Neil A. Tobin TOD/DE	Cortland, OH	297	5.12%
	A	Gregory R. Lovaglio TOD/DE	Berlin Center, OH	353	6.10%
	A	AllianceBernstein Trust Company, LLC	Austintown, OH	1,001	17.27%
	A	Neil A. Tobin TOD/DE	Cortland, OH	297	5.12%
AB Tax-Aware Fixed Income Opportunities Portfolio	A	LPL Financial	San Diego, CA	1,113,638	9.52%
	A	National Financial Services LLC	Jersey City, NJ	1,022,197	8.74%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Morgan Stanley Smith Barney, LLC	New York, NY	6,373,479	54.48%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	803,129	6.87%
	A	Raymond James	St. Petersburg, FL	1,183,309	10.11%
	C	LPL Financial	San Diego, CA	91,275	8.15%
	C	National Financial Services LLC	Jersey City, NJ	124,158	11.09%
	C	Pershing LLC	Jersey City, NJ	284,628	25.42%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	268,899	24.01%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	122,572	10.94%
	C	Raymond James	St. Petersburg, FL	171,883	15.35%
	Advisor	LPL Financial	San Diego, CA	24,333,315	20.15%
	Advisor	National Financial Services LLC	Jersey City, NJ	22,031,373	18.24%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	7,467,112	6.18%
	Advisor	Pershing LLC	Jersey City, NJ	12,504,178	10.36%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	19,234,627	15.93%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	16,081,000	13.32%
	Advisor	Raymond James	St. Petersburg, FL	10,401,744	8.61%
AB All China Equity Portfolio	A	Sanford C. Bernstein & Co., LLC	Nashville, TN	37,426	88.18%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	311,386	6.49%
AB Concentrated Growth Fund	A	J.P. Morgan Securities LLC	Brooklyn, NY	60,957	6.29%
	A	LPL Financial	San Diego, CA	59,069	6.09%
	A	MLPF&S	Jacksonville, FL	93,243	9.62%
	A	National Financial Services LLC	Jersey City, NJ	71,499	7.38%
	A	Pershing LLC	Jersey City, NJ	106,907	11.03%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	328,011	33.84%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	23,788	16.66%
	C	LPL Financial	San Diego, CA	10,709	7.50%
	C	MLPF&S	Jacksonville, FL	21,373	14.96%
	C	National Financial Services LLC	Jersey City, NJ	8,072	5.65%
	C	Pershing LLC	Jersey City, NJ	22,247	15.58%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	Morgan Stanley Smith Barney, LLC	New York, NY	31,530	22.08%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	7,742	5.42%
	Advisor	National Financial Services LLC	Jersey City, NJ	517,897	5.82%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	1,297,347	14.58%
	I	FIIOC	Covington, KY	29,372	99.16%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	3,774	8.29%
	Z	Saxon & Co.	Cleveland, OH	21,054	46.26%
	Z	DCGT	Des Moines, IA	2,848	6.26%
	Z	TIAA Trust, N.A.	Charlotte, NC	4,764	10.47%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	12,013	26.39%
AB Emerging Markets Multi-Asset Portfolio	A	LPL Financial	San Diego, CA	40,350	8.93%
	A	National Financial Services LLC	Jersey City, NJ	62,045	13.73%
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	29,448	6.52%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	24,534	5.43%
	A	John Martucci & Linda Martucci JTWROS	Leland, NC	37,371	8.27%
	A	Adele White-Eutsey TOD/DE	Somerset, NJ	26,078	5.77%
	C	LPL Financial	San Diego, CA	641	9.28%
	C	RBC Capital Markets, LLC	Minneapolis, MN	1,598	23.14%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,343	19.44%
	C	AllianceBernstein Trust Company, LLC	Morgan Hill, CA	1,461	21.15%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	634	9.18%
	C	AllianceBernstein Trust Company, LLC	McKinney, TX	712	10.31%
	I	Matrix Trust Company	Phoenix, AZ	10,764	37.40%
	I	Nationwide Trust Company	Columbus, OH	6,339	22.02%
	I	Reliance Trust Company	Greenville, NC	11,199	38.91%
AB Global Core Equity Portfolio	A	LPL Financial	San Diego, CA	18,793	6.47%
	A	Pershing LLC	Jersey City, NJ	29,386	10.12%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Sanford C. Bernstein & Co., LLC	Nashville, TN	25,111	8.65%
	A	Sanford C. Bernstein & Co., LLC	Nashville, TN	25,111	8.65%
	A	Empower Trust Company, LLC	Greenwood Village, CO	28,336	9.76%
	A	Sanford C. Bernstein & Co., LLC	Nashville, TN	47,408	16.33%
	C	LPL Financial	San Diego, CA	778	6.30%
	C	RBC Capital Markets, LLC	Minneapolis, MN	698	5.66%
	C	Pershing LLC	Jersey City, NJ	3,419	27.69%
	C	Matrix Trust Company	Denver, CO	668	5.41%
	C	AllianceBernstein Trust Company, LLC	Cincinnati, OH	862	6.98%
	C	Raymond James	St. Petersburg, FL	5,335	43.20%
AB International Growth Portfolio	A	LPL Financial	San Diego, CA	21,213	15.47%
	A	MLPF&S	Jacksonville, FL	21,837	15.93%
	A	RBC Capital Markets, LLC	Minneapolis, MN	34,723	25.33%
	A	AllianceBernstein Trust Company, LLC	Frankfort, IL	8,141	5.94%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	25,135	18.33%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	366,251	5.14%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	370,820	5.21%
	C	MLPF&S	Jacksonville, FL	714	5.41%
	C	Pershing LLC	Jersey City, NJ	2,516	19.06%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	3,804	28.82%
	C	Rolf T. Lee TOD/DE	San Francisco, CA	2,926	22.17%
	C	Michael L. Foley TOD/DE	San Francisco, CA	900	6.82%
	C	Kenneth Bradley Stokes Trust	San Francisco, CA	1,971	14.93%
AB Mid Cap Value Portfolio	Z	AllianceBernstein L.P.	Nashville, TN	213,512	100.00%
AB Select US Equity Portfolio	A	LPL Financial	San Diego, CA	170,989	9.69%
	A	MLPF&S	Jacksonville, FL	97,919	5.55%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	National Financial Services LLC	Jersey City, NJ	208,477	11.81%
	A	Pershing LLC	Jersey City, NJ	412,084	23.34%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	114,567	6.49%
	A	Raymond James	St. Petersburg, FL	99,014	5.61%
	C	Pershing LLC	Jersey City, NJ	191,496	67.09%
	C	Raymond James	St. Petersburg, FL	38,844	13.61%
	Advisor	National Financial Services LLC	Jersey City, NJ	835,596	7.81%
	Advisor	Pershing LLC	Jersey City, NJ	564,353	5.27%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	977,960	9.14%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	476,831	99.98%
AB Select US Long/Short Portfolio	A	LPL Financial	San Diego, CA	483,829	6.15%
	A	MLPF&S	Jacksonville, FL	810,562	10.30%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,325,286	16.84%
	A	UBS WM USA	Weehawken, NJ	447,966	5.69%
	A	National Financial Services LLC	Jersey City, NJ	621,476	7.90%
	A	Pershing LLC	Jersey City, NJ	581,359	7.39%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	1,992,675	25.32%
	C	LPL Financial	San Diego, CA	73,982	6.47%
	C	MLPF&S	Jacksonville, FL	64,826	5.67%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	265,011	23.16%
	C	National Financial Services LLC	Jersey City, NJ	89,817	7.85%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	125,756	10.99%
	C	Pershing LLC	Jersey City, NJ	99,899	8.73%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	244,838	21.40%
	C	Raymond James	St. Petersburg, FL	82,083	7.17%
	Advisor	LPL Financial	San Diego, CA	7,044,109	7.98%
	Advisor	National Financial Services LLC	Jersey City, NJ	9,010,291	10.21%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	7,199,416	8.16%
	Advisor	UBS WM USA	Weehawken, NJ	10,196,745	11.56%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	29,631,050	33.58%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	SEI Private Trust Company	Oaks, PA	1,013,311	54.82%
	I	National Financial Services LLC	Jersey City, NJ	116,473	6.30%
	I	Brown Brothers Harriman & Co.	New York, NY	667,616	36.12%
AB Small Cap Growth Portfolio	A	National Financial Services LLC	Jersey City, NJ	902,389	13.75%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	396,951	6.05%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	374,913	5.71%
	C	LPL Financial	San Diego, CA	19,731	10.50%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	28,489	15.15%
	C	National Financial Services LLC	Jersey City, NJ	23,712	12.61%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	10,569	5.62%
	C	Pershing LLC	Jersey City, NJ	48,548	25.82%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	14,522	7.72%
	C	Raymond James	St. Petersburg, FL	9,835	5.23%
	Advisor	LPL Financial	San Diego, CA	2,202,255	15.86%
	Advisor	National Financial Services LLC	Jersey City, NJ	1,169,673	8.43%
	Advisor	Pershing LLC	Jersey City, NJ	1,025,756	7.39%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	1,630,481	11.74%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	1,302,457	9.38%
	I	MLPF&S	Jacksonville, FL	1,253,370	31.79%
	I	FIIOC	Covington, KY	244,558	6.20%
	I	Voya Institutional Trust Company	Windsor, CT	261,008	6.62%
	I	State Of South Carolina	Greenwood Village, CO	736,909	18.69%
	I	State Of South Carolina	Greenwood Village, CO	228,953	5.81%
	I	Empower Trust Company, LLC	Greenwood Village, CO	265,996	6.75%
	Z	National Financial Services LLC	Jersey City, NJ	2,606,301	28.48%
	Z	TIAA Trust, N.A.	Charlotte, NC	524,587	5.73%
	Z	DCGT	Des Moines, IA	486,572	5.32%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	512,184	5.60%
AB Small Cap Value Portfolio	Advisor	National Financial Services LLC	Jersey City, NJ	6,985,565	23.36%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	John Hancock Trust Company, LLC	Boston, MA	2,293,676	7.67%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	3,078,100	10.29%
	C	Pershing LLC	Jersey City, NJ	4,657	75.61%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	737	11.97%
	C	AllianceBernstein Trust Company, LLC	Ponte Vedra, FL	571	9.28%
AB Core Opportunities Fund, Inc.	A	LPL Financial	San Diego, CA	439,571	8.09%
	A	MLPF&S	Jacksonville, FL	462,726	8.52%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	330,978	6.09%
	A	National Financial Services LLC	Jersey City, NJ	673,969	12.40%
	A	Pershing LLC	Jersey City, NJ	392,679	7.23%
	C	LPL Financial	San Diego, CA	12,082	8.68%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	26,194	18.82%
	C	UBS WM USA	Weehawken, NJ	7,046	5.06%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	16,043	11.53%
	C	Pershing LLC	Jersey City, NJ	7,563	5.44%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	10,759	7.73%
	C	Raymond James	St. Petersburg, FL	24,401	17.54%
	Advisor	LPL Financial	San Diego, CA	367,416	24.05%
	Advisor	National Financial Services LLC	Jersey City, NJ	168,810	11.05%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	94,280	6.17%
	Advisor	Pershing LLC	Jersey City, NJ	154,625	10.12%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	225,034	14.73%
	Advisor	Raymond James	St. Petersburg, FL	174,607	11.43%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	12,008	5.44%
	I	Sanford C. Bernstein & Co., LLC	Nashville, TN	190,659	86.32%
	Z	Equitable Life	Jersey City, NJ	3,449	77.62%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	400	9.00%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	280	6.30%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	Ascensus Trust Company	Fargo, ND	302	6.80%
AB Corporate Income Shares	N/A	Pershing LLC	Jersey City, NJ	2,190,675	14.31%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	5,250,908	34.30%
AB Impact Municipal Income Shares	N/A	Charles Schwab & Co., Inc.	San Francisco, CA	3,561,144	5.61%
AB Municipal Income Shares	N/A	MLPF&S	Jacksonville, FL	323,280,158	21.08%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	276,205,246	18.01%
	N/A	Charles Schwab & Co., Inc.	San Francisco, CA	151,167,330	9.86%
AB Taxable Multi-Sector Income Shares	N/A	MLPF&S	Jacksonville, FL	7,612,976	15.02%
	N/A	Morgan Stanley Smith Barney, LLC	New York, NY	7,386,167	14.57%
	N/A	Charles Schwab & Co., Inc.	San Francisco, CA	4,524,738	8.92%
AB Discovery Growth Fund, Inc.	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,419,579	5.22%
	A	National Financial Services LLC	Jersey City, NJ	3,362,249	7.26%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,023,204	6.53%
	C	LPL Financial	San Diego, CA	24,841	6.39%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	69,499	17.87%
	C	National Financial Services LLC	Jersey City, NJ	24,621	6.33%
	C	Pershing LLC	Jersey City, NJ	38,990	10.02%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	20,492	5.27%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	120,853	31.07%
	C	Raymond James	St. Petersburg, FL	21,176	5.44%
	Advisor	National Financial Services LLC	Jersey City, NJ	22,792,653	19.07%
	I	MLPF&S	Jacksonville, FL	218,832	11.48%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	139,115	7.30%
	I	FIIOC	Covington, KY	292,390	15.34%
	I	Empower Trust Company, LLC	Greenwood Village, CO	121,116	6.35%
	I	Empower Trust Company, LLC	Greenwood Village, CO	379,648	19.92%
	I	Empower Trust Company, LLC	Greenwood Village, CO	124,575	6.54%
	Z	FIIOC	Covington, KY	4,079,926	15.00%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	AB Wealth Appreciation Strategy APPVM	New York, NY	2,436,669	8.96%
	Z	AB Tax-Managed Wealth Appreciation TMAPPRA	New York, NY	1,701,437	6.26%
	Z	DCGT	Des Moines, IA	1,585,416	5.83%
	Z	SEI Private Trust Company	Oaks, PA	3,623,226	13.32%
	Z	Lincoln Retirement Services Company	Fort Wayne, IN	5,445,110	20.02%
AB Equity Income Fund, Inc.	A	J.P. Morgan Securities LLC	Brooklyn, NY	804,873	8.29%
	A	LPL Financial	San Diego, CA	851,916	8.78%
	A	MLPF&S	Jacksonville, FL	879,886	9.07%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	735,719	7.58%
	A	National Financial Services LLC	Jersey City, NJ	648,886	6.69%
	A	Pershing LLC	Jersey City, NJ	895,435	9.23%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	633,760	6.53%
	A	Raymond James	St. Petersburg, FL	729,996	7.52%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	42,765	10.76%
	C	LPL Financial	San Diego, CA	37,464	9.42%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	43,896	11.04%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	19,897	5.00%
	C	Pershing LLC	Jersey City, NJ	40,885	10.28%
	C	Raymond James	St. Petersburg, FL	111,362	28.01%
	Advisor	LPL Financial	San Diego, CA	2,198,583	25.43%
	Advisor	National Financial Services LLC	Jersey City, NJ	628,548	7.27%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	788,319	9.12%
	Advisor	Pershing LLC	Jersey City, NJ	556,543	6.44%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	453,589	5.25%
	Advisor	Raymond James	St. Petersburg, FL	798,824	9.24%
	I	FIIOC	Covington, KY	12,798	9.13%
	I	Nationwide Trust Company	Columbus, OH	22,604	16.12%
	I	Empower Trust Company, LLC	Greenwood Village, CO	32,817	23.40%
	I	FIIOC	Covington, KY	34,159	24.36%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	FIIOC	Covington, KY	29,899	21.32%
	Z	National Financial Services LLC	Jersey City, NJ	302,718	54.24%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	57,214	10.25%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	32,869	5.89%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	73,523	13.17%
AB Government Money Market Portfolio	A	RBC Capital Markets, LLC	Minneapolis, MN	616,319,041	6.89%
	A	Pershing LLC	Jersey City, NJ	1,326,009,960	14.83%
	A	Edward D. Jones & Co., Inc.	Saint Louis, MO	6,675,882,709	74.65%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	3,138,924	19.49%
	C	RBC Capital Markets, LLC	Minneapolis, MN	5,947,327	36.92%
	C	Pershing LLC	Jersey City, NJ	4,325,704	26.85%
	Advisor	RBC Capital Markets, LLC	Minneapolis, MN	58,173,757	5.95%
	Advisor	Pershing LLC	Jersey City, NJ	866,333,172	88.63%
	I	Empower Trust Company, LLC	Greenwood Village, CO	4,175,151	5.22%
	I	CBNA Custodian	Utica, NY	6,228,426	7.78%
	I	State Street Bank and Trust Company	Boston, MA	5,906,164	7.38%
	I	AXA Equitable Life Insurance Company	New York, NY	48,726,018	60.90%
	AB	EQFABNCA STIF	Charlotte, NC	551,087,000	6.55%
	AB	EFLOA Separate Account	Charlotte, NC	698,851,000	8.31%
	AB	EFLOA EFOSCSCA	Charlotte, NC	1,363,575,800	16.22%
	AB	EQH STIF	Charlotte, NC	693,031,846	8.24%
	AB	AB Select US Equity Long/Short Holdings	New York, NY	642,414,287	7.64%
	Inst	EQH AB-EQH Loan Program	Charlotte, NC	375,000,000	24.61%
	Inst	EFS STIF	Charlotte, NC	252,770,220	16.59%
	Inst	EQNET Third Party STIF	Charlotte, NC	237,350,552	15.58%
	Inst	EQNET ELAS Agents STIF	Charlotte, NC	150,370,000	9.87%
	Inst	EQADV STIF	Charlotte, NC	76,518,859	5.02%
	Inst	EQDLLC STIF	Charlotte, NC	85,069,207	5.58%
AB Global Bond Fund, Inc.	A	MLPF&S	Jacksonville, FL	2,698,165	7.76%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,759,063	5.06%
	A	National Financial Services LLC	Jersey City, NJ	2,547,185	7.33%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Morgan Stanley Smith Barney, LLC	New York, NY	2,478,795	7.13%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	2,795,376	8.04%
	A	John Hancock Trust Company, LLC	Boston, MA	3,148,635	9.06%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	65,003	7.78%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	60,146	7.20%
	C	National Financial Services LLC	Jersey City, NJ	59,352	7.11%
	C	Pershing LLC	Jersey City, NJ	369,309	44.23%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	45,238	5.42%
	Advisor	National Financial Services LLC	Jersey City, NJ	33,685,673	5.23%
	I	John Hancock Trust Company, LLC	Boston, MA	31,940,672	34.09%
	I	DCGT	Des Moines, IA	10,314,055	11.01%
	Z	Edward D. Jones & Co.	Saint Louis, MO	121,165,767	49.28%
	Z	UBATCO & Co.	Lincoln, NE	22,711,348	9.24%
	Z	Sanford C. Bernstein & Co., LLC	Nashville, TN	19,020,830	7.74%
AB Global Risk Allocation Fund, Inc.	A	J.P. Morgan Securities LLC	Brooklyn, NY	749,405	8.06%
	A	LPL Financial	San Diego, CA	522,169	5.61%
	A	MLPF&S	Jacksonville, FL	884,716	9.51%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	531,326	5.71%
	A	National Financial Services LLC	Jersey City, NJ	635,456	6.83%
	A	Pershing LLC	Jersey City, NJ	749,546	8.06%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	10,886	10.95%
	C	National Financial Services LLC	Jersey City, NJ	9,353	9.41%
	C	AllianceBernstein Trust Company, LLC	Shamong, NJ	5,339	5.37%
	C	Pershing LLC	Jersey City, NJ	9,290	9.35%
	C	Raymond James	St. Petersburg, FL	29,882	30.06%
	Advisor	LPL Financial	San Diego, CA	35,413	7.79%
	Advisor	National Financial Services LLC	Jersey City, NJ	67,461	14.83%
	Advisor	American Enterprise Investment	Minneapolis, MN	30,258	6.65%
	Advisor	Pershing LLC	Jersey City, NJ	49,442	10.87%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	41,504	9.13%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Empower Trust Company, LLC	Greenwood Village, CO	30,516	6.71%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	42,138	9.27%
	Advisor	Raymond James	St. Petersburg, FL	34,553	7.60%
	I	American United Life Insurance Company	Windsor, CT	76,924	44.17%
	I	FIIOC	Covington, KY	81,887	47.02%
AB High Income Fund, Inc.	A	J.P. Morgan Securities LLC	Brooklyn, NY	7,139,449	6.30%
	A	LPL Financial	San Diego, CA	11,608,493	10.24%
	A	MLPF&S	Jacksonville, FL	7,151,773	6.31%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	9,352,131	8.25%
	A	National Financial Services LLC	Jersey City, NJ	8,467,954	7.47%
	A	Pershing LLC	Jersey City, NJ	10,989,022	9.69%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	14,772,947	13.03%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	2,270,381	14.78%
	C	LPL Financial	San Diego, CA	4,919,698	32.03%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,699,584	11.06%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	985,988	6.42%
	C	Pershing LLC	Jersey City, NJ	1,686,774	10.98%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	1,329,368	8.65%
	Advisor	LPL Financial	San Diego, CA	15,677,579	5.46%
	Advisor	National Financial Services LLC	Jersey City, NJ	24,614,632	8.57%
	Advisor	MLPF&S	Jacksonville, FL	22,865,602	7.96%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	15,954,850	5.56%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	32,514,995	11.32%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	17,325,082	6.03%
	I	MLPF&S	Jacksonville, FL	2,600,004	44.30%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	577,640	9.84%
	I	FIIOC	Covington, KY	401,016	6.83%
	I	Nationwide Trust Company	Columbus, OH	560,975	9.56%
	I	Matrix Trust Company	Phoenix, AZ	424,957	7.24%
	Z	National Financial Services LLC	Jersey City, NJ	2,258,644	16.94%
	Z	MLPF&S	Jacksonville, FL	3,288,774	24.67%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	Edward D. Jones & Co.	Saint Louis, MO	807,211	6.05%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	946,103	7.10%
	Z	DCGT	Des Moines, IA	1,637,300	12.28%
AB Large Cap Growth Fund, Inc.	A	MLPF&S	Jacksonville, FL	6,430,958	13.40%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,912,582	6.07%
	A	National Financial Services LLC	Jersey City, NJ	5,959,368	12.42%
	A	Pershing LLC	Jersey City, NJ	2,508,341	5.23%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	3,115,921	6.49%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	2,919,716	6.08%
	A	John Hancock Trust Company, LLC	Boston, MA	2,791,372	5.82%
	C	LPL Financial	San Diego, CA	228,202	7.21%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	696,062	21.98%
	C	National Financial Services LLC	Jersey City, NJ	440,643	13.92%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	181,418	5.73%
	C	Pershing LLC	Jersey City, NJ	256,356	8.10%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	203,768	6.43%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	208,746	6.59%
	C	Raymond James	St. Petersburg, FL	536,491	16.94%
	Advisor	LPL Financial	San Diego, CA	19,051,596	18.34%
	Advisor	National Financial Services LLC	Jersey City, NJ	18,339,828	17.65%
	Advisor	MLPF&S	Jacksonville, FL	5,915,304	5.69%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	6,387,654	6.15%
	Advisor	Pershing LLC	Jersey City, NJ	10,254,103	9.87%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	9,123,924	8.78%
	Advisor	Raymond James	St. Petersburg, FL	6,546,463	6.30%
	I	FIIOC	Covington, KY	807,825	14.10%
	I	Nationwide Trust Company	Columbus, OH	807,759	14.10%
	I	National Financial Services LLC	Jersey City, NJ	481,406	8.40%
	I	Saxon & Co.	Cleveland, OH	646,845	11.29%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	National Financial Services LLC	Jersey City, NJ	11,744,813	23.92%
	Z	Voya Retirement Insurance and Annuity Company	Windsor, CT	3,864,694	7.87%
	Z	Voya Institutional Trust Company	Windsor, CT	2,474,989	5.04%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	3,113,633	6.34%
	Z	DCGT	Des Moines, IA	4,101,872	8.36%
AB California Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	5,058,780	9.88%
	A	LPL Financial	San Diego, CA	3,189,610	6.23%
	A	MLPF&S	Jacksonville, FL	4,243,051	8.29%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	11,616,620	22.69%
	A	National Financial Services LLC	Jersey City, NJ	3,226,009	6.30%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	12,843,543	25.09%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	175,219	11.36%
	C	LPL Financial	San Diego, CA	77,720	5.04%
	C	MLPF&S	Jacksonville, FL	140,818	9.13%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	393,289	25.49%
	C	Pershing LLC	Jersey City, NJ	120,215	7.79%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	414,436	26.86%
	Advisor	LPL Financial	San Diego, CA	7,750,389	10.28%
	Advisor	National Financial Services LLC	Jersey City, NJ	6,304,918	8.37%
	Advisor	MLPF&S	Jacksonville, FL	12,525,335	16.62%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	8,482,256	11.25%
	Advisor	UBS WM USA	Weehawken, NJ	4,316,305	5.73%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	6,441,058	8.55%
	Advisor	Pershing LLC	Jersey City, NJ	4,353,982	5.78%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	15,387,056	20.42%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	3,929,176	5.21%
AB High Income Municipal Portfolio	A	MLPF&S	Jacksonville, FL	5,927,550	13.14%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	6,225,633	13.80%
	A	National Financial Services LLC	Jersey City, NJ	4,433,763	9.83%
	A	Pershing LLC	Jersey City, NJ	2,559,141	5.67%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Morgan Stanley Smith Barney, LLC	New York, NY	10,960,018	24.30%
	C	LPL Financial	San Diego, CA	341,732	11.75%
	C	MLPF&S	Jacksonville, FL	378,543	13.01%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	625,673	21.50%
	C	National Financial Services LLC	Jersey City, NJ	177,118	6.09%
	C	Pershing LLC	Jersey City, NJ	282,151	9.70%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	451,917	15.53%
	C	Raymond James	St. Petersburg, FL	253,816	8.72%
	Advisor	National Financial Services LLC	Jersey City, NJ	24,278,756	11.96%
	Advisor	MLPF&S	Jacksonville, FL	10,797,560	5.32%
	Advisor	Pershing LLC	Jersey City, NJ	23,799,530	11.73%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	15,542,243	7.66%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	12,048,422	5.94%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	2,249,535	11.17%
	Z	Edward D. Jones & Co.	Saint Louis, MO	13,845,382	68.75%
	Z	SEI Private Trust Company	Oaks, PA	3,929,950	19.51%
AB National Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	3,699,219	9.37%
	A	LPL Financial	San Diego, CA	2,442,489	6.18%
	A	MLPF&S	Jacksonville, FL	3,229,098	8.18%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	4,285,947	10.85%
	A	National Financial Services LLC	Jersey City, NJ	4,552,402	11.53%
	A	Pershing LLC	Jersey City, NJ	2,040,765	5.17%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	4,276,337	10.83%
	A	Edward D. Jones & Co.	Saint Louis, MO	2,376,664	6.02%
	C	LPL Financial	San Diego, CA	59,938	5.53%
	C	MLPF&S	Jacksonville, FL	146,758	13.53%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	192,308	17.73%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	68,246	6.29%
	C	Pershing LLC	Jersey City, NJ	92,416	8.52%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	139,998	12.91%
	C	Raymond James	St. Petersburg, FL	134,855	12.44%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	National Financial Services LLC	Jersey City, NJ	18,390,447	11.06%
	Advisor	MLPF&S	Jacksonville, FL	14,975,611	9.01%
	Advisor	UBS WM USA	Weehawken, NJ	15,341,288	9.23%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	8,354,241	5.02%
	Advisor	Pershing LLC	Jersey City, NJ	23,073,480	13.88%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	24,511,286	14.74%
	Advisor	Raymond James	St. Petersburg, FL	30,042,469	18.07%
AB New York Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	6,641,852	20.94%
	A	LPL Financial	San Diego, CA	1,653,094	5.21%
	A	National Financial Services LLC	Jersey City, NJ	3,772,359	11.89%
	A	Pershing LLC	Jersey City, NJ	4,913,839	15.49%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	5,017,158	15.82%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	139,281	22.14%
	C	LPL Financial	San Diego, CA	50,541	8.04%
	C	MLPF&S	Jacksonville, FL	70,940	11.28%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	60,661	9.64%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	41,635	6.62%
	C	Pershing LLC	Jersey City, NJ	74,671	11.87%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	115,818	18.41%
	Advisor	LPL Financial	San Diego, CA	2,672,002	9.45%
	Advisor	National Financial Services LLC	Jersey City, NJ	2,608,859	9.22%
	Advisor	MLPF&S	Jacksonville, FL	2,333,143	8.25%
	Advisor	UBS WM USA	Weehawken, NJ	1,673,566	5.92%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	1,804,255	6.38%
	Advisor	Pershing LLC	Jersey City, NJ	1,743,769	6.16%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	2,942,006	10.40%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	10,616,766	37.53%
AB Massachusetts Portfolio	A	LPL Financial	San Diego, CA	1,360,561	19.95%
	A	MLPF&S	Jacksonville, FL	1,294,711	18.99%
	A	National Financial Services LLC	Jersey City, NJ	1,081,276	15.86%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	American Enterprise Investment Services, Inc.	Minneapolis, MN	709,358	10.40%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	376,497	5.52%
	C	LPL Financial	San Diego, CA	59,532	33.55%
	C	National Financial Services LLC	Jersey City, NJ	9,667	5.45%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	20,549	11.58%
	C	Pershing LLC	Jersey City, NJ	28,387	16.00%
	C	Florence M. Garrett TOD/DE	Orleans, MA	11,124	6.27%
	C	Heather J. Litman & Kenneth R. Litman JTWROS	Westborough, MA	13,291	7.49%
	C	Raymond James	St. Petersburg, FL	12,083	6.81%
	Advisor	LPL Financial	San Diego, CA	1,476,121	7.75%
	Advisor	National Financial Services LLC	Jersey City, NJ	2,640,745	13.86%
	Advisor	MLPF&S	Jacksonville, FL	1,002,343	5.26%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	7,504,546	39.39%
	Advisor	Pershing LLC	Jersey City, NJ	1,559,946	8.19%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	1,285,832	6.75%
	Advisor	SEI Private Trust Company	Oaks, PA	2,334,963	12.26%
AB Virginia Portfolio	A	LPL Financial	San Diego, CA	935,108	10.52%
	A	MLPF&S	Jacksonville, FL	1,638,680	18.43%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,304,195	14.67%
	A	National Financial Services LLC	Jersey City, NJ	1,074,248	12.08%
	A	Pershing LLC	Jersey City, NJ	887,772	9.99%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	795,060	8.94%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	44,345	15.05%
	C	National Financial Services LLC	Jersey City, NJ	18,473	6.27%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	46,814	15.89%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	94,516	32.08%
	C	The Simpkins Trust	Yorktown, VA	25,974	8.82%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	17,223	5.85%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	National Financial Services LLC	Jersey City, NJ	875,038	7.61%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,155,344	10.05%
	Advisor	UBS WM USA	Weehawken, NJ	608,094	5.29%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	2,030,521	17.67%
	Advisor	Pershing LLC	Jersey City, NJ	1,299,970	11.31%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	1,298,440	11.30%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	2,218,065	19.30%
	Advisor	Raymond James	St. Petersburg, FL	781,443	6.80%
AB Relative Value Fund, Inc.	A	LPL Financial	San Diego, CA	12,263,878	6.24%
	A	MLPF&S	Jacksonville, FL	21,174,477	10.78%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	13,549,883	6.90%
	A	National Financial Services LLC	Jersey City, NJ	13,601,637	6.93%
	A	Pershing LLC	Jersey City, NJ	11,844,650	6.03%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	11,780,294	6.00%
	C	J.P. Morgan Securities LLC	Brooklyn, NY	263,817	12.51%
	C	LPL Financial	San Diego, CA	145,178	6.88%
	C	MLPF&S	Jacksonville, FL	157,715	7.48%
	C	National Financial Services LLC	Jersey City, NJ	350,291	16.61%
	C	Pershing LLC	Jersey City, NJ	212,694	10.08%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	174,695	8.28%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	153,796	7.29%
	C	Raymond James	St. Petersburg, FL	224,880	10.66%
	Advisor	LPL Financial	San Diego, CA	7,923,430	15.99%
	Advisor	National Financial Services LLC	Jersey City, NJ	5,098,764	10.29%
	Advisor	MLPF&S	Jacksonville, FL	6,214,484	12.54%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	4,232,759	8.54%
	Advisor	Pershing LLC	Jersey City, NJ	2,631,787	5.31%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	4,022,972	8.12%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	3,936,333	7.94%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	1,318,054	31.57%
	I	FIIOC	Covington, KY	274,260	6.57%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	I	Nationwide Trust Company	Columbus, OH	427,176	10.23%
	I	National Financial Services LLC	Jersey City, NJ	419,916	10.06%
	I	FIIOC	Covington, KY	487,179	11.67%
	I	State Street Bank and Trust Company	Boston, MA	262,399	6.28%
	Z	National Financial Services LLC	Jersey City, NJ	1,087,530	11.32%
	Z	MLPF&S	Jacksonville, FL	599,301	6.24%
	Z	Equitable Life	Jersey City, NJ	2,536,991	26.40%
	Z	Empower Trust Company, LLC	Greenwood Village, CO	1,275,383	13.27%
	Z	Ascensus Trust Company	Fargo, ND	570,962	5.94%
AB Sustainable Global Thematic Fund, Inc.	A	MLPF&S	Jacksonville, FL	383,264	8.73%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	287,270	6.54%
	A	National Financial Services LLC	Jersey City, NJ	330,767	7.53%
	A	Pershing LLC	Jersey City, NJ	265,963	6.06%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	389,902	8.88%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	274,920	6.26%
	C	MLPF&S	Jacksonville, FL	5,283	7.22%
	C	American Enterprise Investment Services, Inc.	Minneapolis, MN	24,634	33.66%
	C	Pershing LLC	Jersey City, NJ	8,876	12.13%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	13,240	18.09%
	Advisor	UBS WM USA	Weehawken, NJ	549,364	12.70%
	I	MLPF&S	Jacksonville, FL	16,444	7.51%
	I	DCGT	Des Moines, IA	17,524	8.00%
	I	National Financial Services LLC	Jersey City, NJ	13,647	6.23%
	I	National Financial Services LLC	Jersey City, NJ	135,005	61.65%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	45,415	18.22%
	Z	Edward D. Jones & Co.	Saint Louis, MO	199,530	80.04%
AB Sustainable International Thematic Fund, Inc.	A	MLPF&S	Jacksonville, FL	491,563	8.79%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	335,951	6.01%
	A	National Financial Services LLC	Jersey City, NJ	420,227	7.51%
	A	Pershing LLC	Jersey City, NJ	302,739	5.41%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Morgan Stanley Smith Barney, LLC	New York, NY	580,467	10.38%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	439,194	7.85%
	C	LPL Financial	San Diego, CA	1,210	6.40%
	C	National Financial Services LLC	Jersey City, NJ	2,249	11.89%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	9,112	48.18%
	I	GCON Management Company, LLC	Phoenix, AZ	5,248	15.86%
	I	Nationwide Trust Company	Columbus, OH	5,548	16.76%
	I	American Trust Custody	Pittsburgh, PA	2,529	7.64%
	I	Lincoln Retirement Services Company	Fort Wayne, IN	14,938	45.14%
	I	Lincoln Retirement Services Company	Fort Wayne, IN	2,690	8.13%
	Z	Edward D. Jones & Co.	Saint Louis, MO	389,939	72.22%
	Z	Saxon & Co.	Cleveland, OH	107,229	19.86%
	Z	Saxon & Co.	Cleveland, OH	38,521	7.13%
AB Discovery Value Fund	A	LPL Financial	San Diego, CA	625,760	6.86%
	A	MLPF&S	Jacksonville, FL	1,318,645	14.45%
	A	National Financial Services LLC	Jersey City, NJ	746,872	8.19%
	A	Pershing LLC	Jersey City, NJ	524,397	5.75%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	461,192	5.05%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	36,152	24.53%
	C	National Financial Services LLC	Jersey City, NJ	11,167	7.58%
	C	Pershing LLC	Jersey City, NJ	34,037	23.10%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	15,813	10.73%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	18,811	12.77%
	Advisor	National Financial Services LLC	Jersey City, NJ	4,085,209	5.84%
	I	Charles Schwab & Co., Inc.	San Francisco, CA	978,004	15.98%
	I	Voya Institutional Trust Company	Windsor, CT	3,681,836	60.15%
	I	Lincoln Retirement Services Company	Fort Wayne, IN	814,169	13.30%
	Z	J.P. Morgan Securities LLC	Brooklyn, NY	2,031,945	9.85%
	Z	Charles Schwab & Co., Inc.	San Francisco, CA	2,437,150	11.82%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	FIIOC	Covington, KY	7,083,296	34.34%
	Z	AB Wealth Appreciation Strategy APPVM	New York, NY	2,092,861	10.15%
	Z	AB Tax-Managed Wealth Appreciation TMAPPRA	New York, NY	1,407,180	6.82%
AB International Value Fund	A	MLPF&S	Jacksonville, FL	276,190	6.12%
	A	National Financial Services LLC	Jersey City, NJ	469,270	10.39%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	325,492	7.21%
	A	Hartford Life Insurance Company	Hartford, CT	253,679	5.62%
	C	LPL Financial	San Diego, CA	16,928	24.98%
	C	National Financial Services LLC	Jersey City, NJ	3,901	5.76%
	C	Pershing LLC	Jersey City, NJ	5,511	8.13%
	C	Ascensus Trust Company	Fargo, ND	3,943	5.82%
	C	Ascensus Trust Company	Fargo, ND	6,055	8.94%
	Advisor	National Financial Services LLC	Jersey City, NJ	177,203	9.48%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	121,009	6.47%
	Advisor	UBS WM USA	Weehawken, NJ	182,708	9.77%
	Advisor	Pershing LLC	Jersey City, NJ	133,292	7.13%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	223,574	11.96%
	Advisor	Sanford C. Bernstein & Co., LLC	Nashville, TN	419,095	22.41%
	I	Nationwide Trust Company	Columbus, OH	8,486	11.73%
	I	GCON Management Company, LLC	Phoenix, AZ	23,427	32.38%
	I	Empower Trust Company, LLC	Greenwood Village, CO	5,884	8.13%
	I	Ascensus Trust Company	Fargo, ND	6,334	8.75%
	I	Ascensus Trust Company	Fargo, ND	3,918	5.42%
	I	DCGT	Des Moines, IA	4,335	5.99%
AB Large Cap Value Fund	A	LPL Financial	San Diego, CA	180,653	6.45%
	A	MLPF&S	Jacksonville, FL	273,903	9.78%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	165,380	5.91%
	A	National Financial Services LLC	Jersey City, NJ	185,825	6.64%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Pershing LLC	Jersey City, NJ	180,409	6.44%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	165,129	5.90%
	A	Charles Schwab & Co., Inc.	San Francisco, CA	293,662	10.49%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	11,821	18.64%
	C	Pershing LLC	Jersey City, NJ	29,153	45.97%
	C	AllianceBernstein Trust Company, LLC	Boyne City, MI	5,203	8.20%
	C	Raymond James	St. Petersburg, FL	4,330	6.83%
	I	MLPF&S	Jacksonville, FL	46,968	53.28%
	I	American Trust Custody	Pittsburgh, PA	33,632	38.15%
	I	FIIOC	Covington KY	5,893	6.69%
	Z	AllianceBernstein L.P.	Nashville, TN	524	14.95%
	Z	Voya Institutional Trust Company	Windsor, CT	2,979	84.98%
AB All Market Total Return Portfolio	A	J.P. Morgan Securities LLC	Brooklyn, NY	4,834,624	21.26%
	A	LPL Financial	San Diego, CA	1,997,077	8.78%
	A	MLPF&S	Jacksonville, FL	2,133,011	9.38%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	1,200,029	5.28%
	A	National Financial Services LLC	Jersey City, NJ	1,669,206	7.34%
	A	Pershing LLC	Jersey City, NJ	2,067,225	9.09%
	A	Edward D. Jones & Co.	Saint Louis, MO	1,174,733	5.17%
	C	LPL Financial	San Diego, CA	17,523	16.26%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	13,508	12.53%
	C	National Financial Services LLC	Jersey City, NJ	15,131	14.04%
	C	AllianceBernstein Trust Company, LLC	El Dorado, KS	6,311	5.85%
	C	Raymond James	St. Petersburg, FL	6,699	6.21%
	Advisor	Pershing LLC	Jersey City, NJ	156,906	5.09%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	369,541	11.98%
	I	Ascensus Trust Company	Fargo, ND	22,498	59.31%
	I	Ascensus Trust Company	Fargo, ND	5,622	14.82%
	I	American Trust Custody	Pittsburgh, PA	9,568	25.22%
AB Growth Fund	A	LPL Financial	San Diego, CA	652,515	5.72%
	A	MLPF&S	Jacksonville, FL	860,686	7.54%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	737,839	6.47%
	A	National Financial Services LLC	Jersey City, NJ	861,034	7.55%
	A	Pershing LLC	Jersey City, NJ	643,754	5.64%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	993,746	8.71%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	36,996	21.98%
	C	National Financial Services LLC	Jersey City, NJ	16,018	9.51%
	C	Pershing LLC	Jersey City, NJ	13,584	8.07%
	C	Morgan Stanley Smith Barney, LLC	New York, NY	9,329	5.54%
	C	Raymond James	St. Petersburg, FL	46,727	27.76%
	Advisor	LPL Financial	San Diego, CA	204,378	12.57%
	Advisor	National Financial Services LLC	Jersey City, NJ	329,282	20.25%
	Advisor	MLPF&S	Jacksonville, FL	173,178	10.65%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	101,887	6.26%
	Advisor	American Enterprise Investment Services, Inc.	Minneapolis, MN	98,086	6.03%
	Advisor	Pershing LLC	Jersey City, NJ	177,667	10.92%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	127,639	7.85%
	Advisor	Charles Schwab & Co., Inc.	San Francisco, CA	118,027	7.26%
	Advisor	Raymond James	St. Petersburg, FL	109,252	6.72%
	I	MLPF&S	Jacksonville, FL	47,366	10.62%
	I	Empower Trust Company, LLC	Greenwood Village, CO	48,906	10.97%
	I	Empower Trust Company, LLC	Greenwood Village, CO	24,821	5.57%
	I	Empower Trust Company, LLC	Greenwood Village, CO	32,251	7.23%
	I	Empower Trust Company, LLC	Greenwood Village, CO	84,630	18.98%
	I	Empower Trust Company, LLC	Greenwood Village, CO	63,050	14.14%
AB Tax-Managed Wealth Appreciation Strategy	A	J.P. Morgan Securities LLC	Brooklyn, NY	123,677	6.25%
	A	LPL Financial	San Diego, CA	312,408	15.78%
	A	MLPF&S	Jacksonville, FL	165,939	8.38%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	150,449	7.60%
	A	National Financial Services LLC	Jersey City, NJ	178,045	8.99%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Pershing LLC	Jersey City, NJ	168,915	8.53%
	A	Edward D. Jones & Co.	Saint Louis, MO	109,233	5.52%
	C	LPL Financial	San Diego, CA	6,342	19.81%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	21,149	66.07%
AB Wealth Appreciation Strategy	A	J.P. Morgan Securities LLC	Brooklyn, NY	2,269,440	14.28%
	A	LPL Financial	San Diego, CA	1,472,362	9.26%
	A	MLPF&S	Jacksonville, FL	1,275,288	8.02%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	880,578	5.54%
	A	National Financial Services LLC	Jersey City, NJ	1,231,502	7.75%
	A	Pershing LLC	Jersey City, NJ	1,329,048	8.36%
	C	LPL Financial	San Diego, CA	13,151	12.83%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	17,526	17.10%
	C	Pershing LLC	Jersey City, NJ	15,943	15.56%
International Strategic Equities Portfolio	Z	AB Wealth Appreciation Strategy	New York, NY	18,994,247	42.85%
	Z	SCB Overlay A Portfolio DAAADA	New York, NY	2,746,635	6.20%
	Z	SCB Tax-Aware Overlay A Portfolio DAATADA	New York, NY	9,311,084	21.00%
	Z	AB Tax-Managed Wealth Appreciation TMAPPRA	New York, NY	13,273,864	29.94%
	SCB	Psalm 103 Foundation	Nashville, TN	1,651,402	5.50%
International Small Cap Core Portfolio	Z	AB Wealth Appreciation Strategy APPVM	New York, NY	3,822,575	40.87%
	Z	SCB Overlay A Portfolio DAAADA	New York, NY	826,056	8.83%
	Z	SCB Tax-Aware Overlay A Portfolio DAATADA	New York, NY	2,051,749	21.94%
	Z	AB Tax-Managed Wealth Appreciation TMAPPRA	New York, NY	2,651,594	28.35%
Small Cap Core Portfolio	Z	AB Wealth Appreciation Strategy APPVM	New York, NY	2,403,505	41.14%
	Z	SCB Overlay A Portfolio DAAADA	New York, NY	538,812	9.22%
	Z	SCB Tax-Aware Overlay A Portfolio DAATADA	New York, NY	1,171,608	20.05%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	AB Tax-Managed Wealth Appreciation TMAPPRA	New York, NY	1,729,024	29.59%
	SCB	Article Third Trust	Nashville, TN	30,841	5.02%
SCB Diversified Municipal Portfolio	A	LPL Financial	San Diego, CA	755,596	6.19%
	A	MLPF&S	Jacksonville, FL	1,443,289	11.82%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,579,390	21.12%
	A	National Financial Services LLC	Jersey City, NJ	1,352,050	11.07%
	A	Pershing LLC	Jersey City, NJ	669,675	5.48%
	A	Morgan Stanley Smith Barney, LLC	New York, NY	2,015,291	16.50%
	A	Edward D. Jones & Co.	Saint Louis, MO	640,540	5.25%
	C	MLPF&S	Jacksonville, FL	56,403	14.49%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	97,275	24.98%
	C	UBS WM USA	Weehawken, NJ	21,698	5.57%
	C	National Financial Services LLC	Jersey City, NJ	35,895	9.22%
	C	Charles Schwab & Co., Inc.	San Francisco, CA	47,235	12.13%
	C	Raymond James	St. Petersburg, FL	52,648	13.52%
	Advisor	LPL Financial	San Diego, CA	2,214,322	5.64%
	Advisor	National Financial Services LLC	Jersey City, NJ	6,516,468	16.61%
	Advisor	MLPF&S	Jacksonville, FL	2,708,857	6.90%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	3,241,993	8.26%
	Advisor	UBS WM USA	Weehawken, NJ	3,496,294	8.91%
	Advisor	Pershing LLC	Jersey City, NJ	7,280,054	18.56%
	Advisor	Morgan Stanley Smith Barney, LLC	New York, NY	3,159,064	8.05%
	Advisor	SEI Private Trust Company	Oaks, PA	3,548,648	9.04%
	Z	J.P. Morgan Securities, LLC	Brooklyn, NY	50,839,053	78.20%
	Z	Edward D. Jones & Co.	Saint Louis, MO	10,543,066	16.22%
AB Core Bond Portfolio	Z	Sanford C. Bernstein & Co., LLC	Nashville, TN	460,243	59.11%
	Z	Sanford C. Bernstein & Co., LLC	Nashville, TN	316,859	40.70%
Overlay A Portfolio	2	The Karen Toffler Charitable Trust	Nashville, TN	284,448	6.91%
	2	Reed Smith LLP	Nashville, TN	604,411	14.68%
	2	Satco Products, Inc.	Nashville, TN	299,304	7.27%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	2	Drollinger Family Charitable Foundation	Nashville, TN	231,361	5.62%
	2	Rochester Area Foundation	Nashville, TN	560,715	13.62%
	2	MT Graham Regional Medical Center	Nashville, TN	430,295	10.45%
Overlay B Portfolio	2	Reed Smith LLP	Nashville, TN	477,244	7.81%
	2	Reed Smith LLP	Nashville, TN	2,396,166	39.19%
	2	Gayla Jones Von Her	Nashville, TN	554,450	9.07%
	2	The Annie S. Totah Revocable Trust	Nashville, TN	340,169	5.56%
Tax-Aware Overlay A Portfolio	2	NQSM Trust	Nashville, TN	3,096,804	18.72%
	2	Jernstedt I LLC	Nashville, TN	942,914	5.70%
	2	Jane B. Dunaway 2002 Remainder Charitable Trust	Nashville, TN	1,547,664	9.36%
Tax-Aware Overlay B Portfolio	2	Marital Trust (GST Non-Exempt) - Core	Nashville, TN	643,012	5.99%
	2	The Secondary Survivor’s Trust	Nashville, TN	945,051	8.80%
	2	The Joan Myers Revocable Trust	Nashville, TN	595,971	5.55%
	2	Jernstedt I LLC	Nashville, TN	740,837	6.90%
	2	Jane B. Dunaway 2002 Remainder Charitable Trust	Nashville, TN	613,473	5.71%

A stockholder who owns of record or beneficially more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote. To the knowledge of each Fund, as of May 26, 2026, no person owned of record or beneficially more than 25% of a Fund’s outstanding voting securities.

THE AB FUNDS

NOTICE OF JOINT MEETING OF STOCKHOLDERS AND PROXY STATEMENT

June [ ], 2026

AllianceBernstein

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/ab2026
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free: 855-454-4575
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card
3. Sign, date and return the proxy card in the envelope provided.

AB FUNDS
PROXY FOR THE JOINT MEETING OF STOCKHOLDERS TO BE HELD AUGUST 3, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned stockholder of the Funds listed on the reverse side (each a "Fund," and collectively the "Funds") hereby appoints each of Carol Rappa and Nancy E. Hay, collectively or individually, as proxies for the undersigned, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Joint Meeting of Stockholders (the "Meeting") to be held virtually at 3:00 p.m., Eastern Time, on August 3, 2026, and at any postponements or adjournments thereof, upon the proposals described in the accompanying Notice of the Joint Meeting of Stockholders and Proxy Statement, which has been received by the undersigned and the terms of each of which are incorporated by reference, and any other matter(s) that may come before the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting, revoking all prior proxies given in connection with the Meeting.

The proxies named will vote the shares represented by this proxy in accordance with the votes indicated on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO VOTE IS INDICATED AS TO THE PROPOSAL(S), THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR ALL" WITH RESPECT TO THE ELECTION OF DIRECTORS/TRUSTEES AND "FOR" THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ____________________

100436_AB2026

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100436_AB

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Joint Meeting of Stockholders to be held on August 3, 2026. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/alliancebernstein2026.

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Directors/Trustees. It will be voted as specified. **If no specification is made, this proxy will be voted "FOR ALL" with respect to the election of Directors/Trustees and "FOR" the proposal to approve the new investment advisory agreement.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in their discretion.

The Board of Directors/Trustees has voted in favor of all the proposals and recommends that you vote "FOR" each nominee for Director/Trustee and the proposal to approve the new investment advisory agreement.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. To elect eight Directors/Trustees to the Board of Directors/Trustees.

FOR ALL ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT*** ☐

(01)	R. Jay Gerken	(05)	Carol C. McMullen
(02)	Jeffrey R. Holland	(06)	Garry L. Moody
(03)	Jeanette W. Loeb	(07)	Emilie D. Wrapp
(04)	John A. Lovito	(08)	Alexander Chaloff

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐,

or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 FundName1	☐	☐	☐	02 FundName2	☐	☐	☐
03 FundName3	☐	☐	☐	04 FundName4	☐	☐	☐
05 FundName5	☐	☐	☐	06 FundName6	☐	☐	☐

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100436_AB2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Joint Meeting of Stockholders to be held on August